Registration No. 2-90309
_______________________________________________________________
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                   _____
     Post-Effective Amendment No.  31                X
     and                          -----            -----

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.   32                 X
                   -----               ---

                     SUMMIT MUTUAL FUNDS, INC.
       (Exact Name of Registrant as Specified in Charter)

            1876 Waycross Road, Cincinnati, Ohio 45240
             (Address of Principal Executive Offices)

                          (513) 595-2600
                  (Registrant's Telephone Number)

John F. Labmeier, Esq.                        Copy to:
The Union Central Life Insurance Company     Jones and Blouch L.L.P.
P.O. Box 40888                               Suite 410 East
Cincinnati, Ohio 45240                       1025 Thomas Jefferson St., N.W.
                                             Washington, D.C. 20007

(Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)
___ immediately upon filing pursuant to paragraph (b) of Rule 485
 X  on February 1, 2001 pursuant to paragraph (b) of Rule 485
---
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 31 under the Securities Act of 1933, and Amendment No. 32 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to update the information in the Summit Apex Funds' prospectus and statement of additional information and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                        PART A



          INFORMATION REQUIRED IN A PROSPECTUS

S&P 500 INDEX FUND
S&P MIDCAP 400 INDEX FUND
RUSSELL 2000 SMALL CAP INDEX FUND
NASDAQ-100 INDEX FUND
EAFE INTERNATIONAL INDEX FUND
TOTAL SOCIAL IMPACT FUND
BALANCED INDEX FUND
LEHMAN AGGREGATE BOND INDEX FUND
EVEREST FUND
BOND FUND
SHORT-TERM GOVERNMENT FUND
MONEY MARKET FUND
HIGH YIELD BOND FUND
EMERGING MARKETS BOND FUND









     PROSPECTUSES

     FEBRUARY 1, 2001






                              SUMMIT MUTUAL FUNDS, INC.
                              SUMMIT APEX SERIES

FEBRUARY 1, 2001

                  SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------------

                      TABLE OF CONTENTS

INTRODUCTION...........................................2
FUND PROFILES
 S&P 500 INDEX FUND PROFILE............................4
 S&P MIDCAP 400 INDEX FUND PROFILE.....................5
 RUSSELL 2000 SMALL CAP INDEX FUND PROFILE.............6
 NASDAQ-100 INDEX FUND PROFILE.........................8
 EAFE INTERNATIONAL INDEX FUND PROFILE................10
 TOTAL SOCIAL IMPACT FUND PROFILE.....................12
 BALANCED INDEX FUND PROFILE..........................15
 LEHMAN AGGREGATE BOND INDEX FUND PROFILE.............17
 EVEREST FUND PROFILE.................................19
 BOND FUND PROFILE....................................21
 SHORT-TERM GOVERNMENT FUND PROFILE...................23
 MONEY MARKET FUND PROFILE............................24
 HIGH YIELD BOND FUND PROFILE.........................25
 EMERGING MARKETS BOND FUND PROFILE...................26
FEES AND EXPENSES OF THE FUND.........................31
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS.......32
 FOREIGN SECURITIES...................................32
 FOREIGN CURRENCY TRANSACTIONS........................33
 HIGH YIELD BONDS.....................................33
 REPURCHASE AGREEMENTS................................34
 REVERSE REPURCHASE AGREEMENTS........................34
 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS...34
 OPTIONS ON SECURITIES INDICES........................36
 COLLATERALIZED MORTGAGE OBLIGATIONS..................36
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES..........36
 LENDING FUND SECURITIES..............................37
 OTHER INFORMATION....................................37
FUND MANAGEMENT.......................................38
 INVESTMENT ADVISER...................................38
 ADVISORY FEE.........................................39
 SUBADVISORS..........................................39
 EXPENSES.............................................40
 CAPITAL STOCK........................................40
SHAREHOLDER INFORMATION...............................40
 PRICING OF FUND SHARES...............................40
 PURCHASE OF SHARES...................................41
 REDEMPTION OF SHARES.................................43
DIVIDENDS AND CAPITAL GAINS  DISTRIBUTIONS............47
FEDERAL TAXES.........................................47
STATE AND LOCAL TAXES.................................48
S&P, FRANK RUSSELL, NASDAQ, EAFE AND TOTAL SOCIAL
 IMPACT DISCLAIMERS...................................48
FINANCIAL HIGHLIGHTS..................................51
APPENDIX A:  RATINGS..................................61
 CORPORATE BOND RATINGS...............................61
 COMMERCIAL PAPER RATINGS.............................62
APPENDIX B: S&P 500, S&P MIDCAP 400, RUSSELL 2000,
 NASDAQ-100 INDEX AND MSCI EAFE INTERNATIONAL
 INDEX RETURNS........................................63

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                       INTRODUCTION

This prospectus explains the objectives, risks and strategies of fourteen of the twenty-three Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"). Each Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Funds' investment policies and strategies is provided after the Profiles, along with information about Fund expenses for each Fund.

The fourteen Funds included in this Prospectus are part of the Summit Mutual Funds' Summit Apex Series, whose shares are offered without sales charge to institutional and retail investors. These Funds are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts. It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.


INDEX FUNDS

The S&P 500 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

The S&P MidCap 400 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

The Russell 2000 Small Cap Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

The EAFE International Index Fund seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index ("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

The Total Social Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. To pursue this objective, the Fund will invest in all stocks that are included in the S&P 500 Index. The Fund also seeks to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to their stakeholders.

The Balanced Index Fund seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500
Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Lehman Aggregate Bond Index Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index ("Lehman Bond Index").

MANAGED FUNDS

The Everest Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies.

The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

The Emerging Markets Bond Fund seeks income and capital appreciation.

                        FUND PROFILES


S&P 500 INDEX FUND PROFILE

Investment Objective
The S&P 500 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Fund seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 Index is not feasible. The Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the S&P 500 should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The S&P 500 Index Fund may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index .

The Fund may invest up to 20% of its assets in S&P 500 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

Although the Adviser will attempt to invest as much of the S&P 500 Index Fund's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
> Market risk: The S&P 500 Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the S&P Index Fund has expenses, and the S&P 500 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

S&P MIDCAP 400 INDEX FUND PROFILE

Investment Objective
The S&P MidCap 400 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Fund seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the S&P MidCap 400 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The S&P MidCap 400 Index Fund may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDR's(R)"). MidCap SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

The Fund may invest up to 20% of its assets in S&P MidCap 400 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Fund's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
>     Market risk:   The S&P MidCap 400 Index Fund's total
      return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of medium sized (mid-cap) companies, such as those listed among the S&P MidCap 400 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the S&P MidCap 400 Index Fund has expenses, and the S&P MidCap 400 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

RUSSELL 2000 SMALL CAP INDEX FUND PROFILE

Investment Objective
The Russell 2000 Small Cap Index Fund seeks investment results that correspond to the investment performance of U.S. commons stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Fund seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Small Cap Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Russell 2000 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Fund's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Fund may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Fund may invest up to 20% of its assets in Russell 2000
Index futures contracts or options (or S&P MidCap 400 or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
>     Market risk:   The Russell 2000 Small Cap Index Fund's
      total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the Russell 2000 Small Cap Index Fund has expenses, and the Russell 2000 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Russell 2000 Small Cap Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Russell 2000 Index whose performance it seeks to replicate. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

The BAR CHART displayed here shows that the Russell 2000 Small
Cap Index Fund Total Return for the 2000 calendar year was
-2.63%.

     *Total return for the most recent fiscal year quarter ended
December 31, 2000 was -6.79%.

During the period shown in the bar chart, the highest return for a calendar quarter was 7.7% (quarter ending 03/31/00) and the lowest return for a quarter was -6.8% (quarter ending 12/31/00).

Average Annual Total Return for Years Ended December 31, 2000

                                1 Year   Since Inception

     Russell 2000 Small Cap
          Index Fund             -2.6%          .4%
     Russell 2000 Index          -2.9%          .4%


NASDAQ-100 INDEX FUND PROFILE

Investment Objective
The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100-Index Fund seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The Nasdaq-100 Index Fund may invest up to 5% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Fund may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Fund's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
>     Market risk:   The Nasdaq-100 Index Fund's total return,
      like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

> Concentration risk: The Nasdaq-100 Index Fund is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Fund is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

> Correlation risk: Because the Nasdaq-100 Index Fund has expenses, and the Nasdaq-100 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

> Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters.

In an effort to closely replicate the performance of the Nasdaq-100 Index, the Fund will invest its assets in the individual stocks comprised in the Nasdaq-100 Index. Furthermore, the investment in the individual stocks in the Fund will be weighted so that their percentage weighting in the Fund is approximately the same as their percentage weighting in the underlying Nasdaq-100 Index. As a result of this investment strategy, the Nasdaq-100 Index Fund is a nondiversified Fund.

Notwithstanding the above, the Nasdaq-100 Index Fund intends to qualify as a Registered Investment Company ("RIC") under federal tax law. At any point in time, if following the investment strategy outlined above, of properly weighting the Fund's investments in individual securities to substantially replicate the performance of the Nasdaq-100 Index, would put the Fund in jeopardy of failing the RIC rule on diversification, the Fund intends to immediately alter its investment strategy to comply with the RIC rules. Such alteration would include reducing investment exposure, pro-rata, to those investments causing the Fund to be in jeopardy of violating the RIC rules.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Nasdaq-100 Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Nasdaq-100 Index whose performance it seeks to replicate. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

The BAR CHART displayed here shows that the Nasdaq-100 Index Fund
Total Return for the 2000 calendar year was -36.84%.

*Total return for the most recent fiscal year quarter ended
December 31, 2000 was -34.41%.

During the period shown in the bar chart, the highest return for a calendar quarter was 19.4% (quarter ending 03/31/00) and the lowest return for a quarter was -34.4% (quarter ending 12/31/00).

Average Annual Total Return for Years Ended December 31, 2000

                               1 Year   Since Inception

     Nasdaq-100 Index Fund     -36.8%       -34.6%
     Nasdaq-100 Index          -36.8%       -34.9%


EAFE INTERNATIONAL INDEX FUND PROFILE

Investment Objective
The EAFE International Index Fund seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index ("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Fund will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The Fund will typically not hold all of the companies in the EAFE Index. The Fund will typically choose to hold the stocks that make up the largest portion of the Index's value in the same proportion as the Index. When choosing the smaller stocks, the Fund will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index without buying all of those stocks. This attempts to maximize liquidity while minimizing costs.

The Adviser will adopt the above "Sampling" strategy until such time as the Adviser believes the Fund has achieved sufficient size to attempt to fully replicate the Index. Full replication would be achieved when the Fund holds all of the securities in the Index in the exact weightings as the Index. Although the Adviser will attempt to invest as much of the Fund's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Fund may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
You could lose money or have less return than the market in general in this Fund. The Fund is subject to these specific risks:

> Market Risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Fund.

> Tracking Error Risk: The Fund may not track the performance of the Index for various reasons, including, but not limited to the following:
      - The Fund incurs administrative expenses and trading costs. The EAFE Index does not.
      - The Fund may not hold all of the stocks in the Index or may weight them differently than the Index.
      -  The composition of the Index and Fund may diverge.
      - The timing and magnitude of cash inflows and outflows from investor's purchases and redemptions may create balances of uninvested cash.

> Foreign Stock Market Risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

> Political Risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad.

> Information Risk: Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete, or inaccurate picture of a foreign company.

> Liquidity Risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large effect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

> Regulatory Risk: There is typically less government regulation of foreign markets, companies, and securities.

> Currency Risk: The Fund invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of foreign securities denominated in U.S. dollars.

> Derivatives Risk: The Fund may invest in stock futures and options, and stock index futures and options. The Fund will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Fund will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risks to derivatives used in this context is that it might not be highly correlated with the security for which it is being used as a substitute.

Since this is a new Fund, there is no bar chart or performance table.

TOTAL SOCIAL IMPACT FUND PROFILE

Investment Objective
The Total Social Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. To pursue this objective, the Fund will invest in all stocks that are included in the S&P 500 Index.

The Fund also seeks to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to their stakeholders.

     Businesses have a role to play in improving the lives of all their customers, employees, and shareholders ("stakeholders") by sharing with them the wealth they have created. Suppliers and competitors as well should expect businesses to honor their obligations in a spirit of honesty and fairness. As responsible citizens of the legal, national, regional and global communities in which they operate, businesses share a part in shaping the future of their communities.

     Attributed to the Caux Institute for Global Responsibility

For example:

Customers deserve high quality products, fair advertising, remedies and respect.

Employees deserve to be treated with dignity, to be paid a living wage on a non-discriminatory basis, to work in a safe environment and to associate freely.

Owner/Investors deserve a fair and competitive return, transparency in company operations, and a voice in corporate governance.

Suppliers deserve mutual respect and long-term stability in return for value, quality, competitiveness, reliability and employment practices that respect human dignity.

Competitors deserve fair and respectful competition.

Communities deserve the support of public policies that promote human development and raise the standards of health, education, workplace safety and economic well-being.

The Environment deserves protection and improvement through sustainable business practices.

Source: The Caux Institute For Global Responsibility Principles
        For Business.  The Caux Principles For Business
        (published in 1994) are the first published worldwide standard for ethical and responsible business practices developed by global business leaders. They are published in sixteen languages.

The use of the Caux principles for business does not in any way constitute an endorsement by Caux of the financial prospects of the Fund or its investment strategy.

Investment Strategies
To pursue its goals, the Fund will invest in all the stocks that are included in the S&P 500 Index. However, the percentage invested in each stock will vary from the S&P 500 Index weighting to reflect the company's Total Social Impact (TSI) rating. The TSI rating reflects the company's scoring on a series of benchmarks corresponding to each of its stakeholders. TSI is a concept developed and trademarked by the The Total Social Impact Foundation, Inc. The actual TSI ratings are the product of collaborative research and analytical efforts conducted by The Total Social Impact Foundation, Inc. in conjunction with a group of academic institutions. Summit Investment Partners receives and uses the TSI ratings from The Total Social Impact Foundation, Inc. under an exclusive licensing agreement. TSI ratings range from 1 to 20. Companies with high TSI ratings are overweighted in the Fund at the expense of companies with low TSI ratings, thus encouraging better business practices.

The Fund will give stocks with a TSI rating of 10 approximately the weight that a traditional S&P Index fund would give them; stocks with a TSI rating of 20, about twice that weight and ones with a TSI rating of 1 about 1/10 of that weight. Summit Investment Partners reserves the right to modify the weighting scheme based on a proprietary weighting system.

The Fund may invest up to 5% of its assets in Standard & Poor's Depositary Receipts ("SPDRs "). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

The Fund may invest up to 20% of its assets in S&P 500 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Investments in SPDRs, futures and options will not reflect TSI ratings.

Although the Adviser will attempt to invest as much of the Fund's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
> Market risk: The Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Large company stock risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Investment style risk: TSI ratings will result in overweighting and underweighting most stocks in the S&P 500
      Index. These variances might result in worse (or better) returns.

> Correlation risk: Because the Fund has expenses, and the S&P 500 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Since this is a new Fund, there is no bar chart or performance table.

BALANCED INDEX FUND PROFILE

Investment Objective
The Balanced Index Fund seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500
Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Fund will invest approximately 60% of its net assets in a Fund of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDR's") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index"). The Fund may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Fund's assets.

The Fund's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below.
Precise replication of the S&P 500 Index is not feasible. The Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Fund and index performance. There can be no assurance that the Fund will achieve a 95% correlation.

The Fund may invest up to 5% of its assets in Standard & Poor's
Depositary Receipts(R) ("SPDRs(R)"). SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index .

The Fund's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Aggregate Bond Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Aggregate Bond Index is not feasible due to the large number of securities in the index. The Fund will invest in a representative sample of fixed income securities, which, taken together, are expected to perform
similarly to the Lehman Brothers Aggregate Index.   The Fund will
attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Aggregate Bond Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. There can be no assurance that the Fund will achieve a 95% correlation.

The Fund may invest up to 20% of its assets in financial futures contracts and options and S&P 500 Index futures and options contracts in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
>     Stock market risk:   The Fund's common stock portfolio,
      like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods.
       Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Interest rate risk: The Fund's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Fund's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have moderate to high level of interest rate risk.

> Credit risk: The Fund's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

      The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high.
      Therefore, the credit risk of the Fund is expected to be low. The average quality of the Lehman Brothers Aggregate Bond Index, which the Fund attempts to replicate, was AA2 using Moody's Investors Service (See Appendix A: Ratings -
      Corporate Bond Ratings).   Other factors, including
      interest rate risk and prepayment risk cause fluctuation in bond prices.

> Income risk: The Fund's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Fund is expected to be low to moderate.

> Correlation risk: Because the Balanced Index Fund has expenses, and the S&P 500 Index and Lehman Brothers Aggregate Bond Index do not, the Fund may be unable to replicate precisely the performance of the Index. In addition, the Fund intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Aggregate Bond Index, rather than exactly matching the market weighting of each security in its respective index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

LEHMAN AGGREGATE BOND INDEX FUND PROFILE

Investment Objective
The Lehman Aggregate Bond Index Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index ("Lehman Bond Index").

The Lehman Bond Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Aggregate Bond Index Fund normally will invest at least 80% of the value of its assets in:

^ Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

^ Publicly-traded or 144a debt securities rated BBB- or BAA3 or higher by a nationally recognized rating service such as Standard & Poors or Moody's; or

^     Cash and cash equivalents.

The Fund may invest up to 20% of its assets in financial futures contracts or options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

The Fund will not purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Fund is downgraded to a rating below investment grade, the Fund may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Fund will not directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Fund may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Fund will be unable to hold all of the individual securities which comprise the Lehman Bond Index because of the large number of securities involved. Therefore, the Fund will hold a representative sample of the securities designed to replicate the
total return performance of the Lehman Bond Index.   The Fund
will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Bond Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Lehman Bond Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Fund's assets as is practical in bonds included in the Lehman Bond Index, futures contracts and options relating thereto, a portion of the Fund may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks
> Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Fund is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high. Therefore, the credit risk of the Fund is expected to be low.

> Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Fund is expected to be moderate.

> Correlation risk: Because the Fund has expenses, and the Lehman Bond Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.



EVEREST FUND PROFILE

Investment Objective
The Everest Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Everest Fund will be invested in common stocks. The Fund seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Fund may invest all or a portion of its assets in preferred stocks, bonds, con-

vertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Fund may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Fund normally will remain primarily invested in common stocks.

The Everest Fund's investment strategy is based upon the belief of the Fund's Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

     ^   securities are out-of-favor,
     ^   price/earnings ratios are relatively low,
     ^   investment expectations are limited, and
     ^ there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments.

The Fund may invest up to 20% of its assets in financial futures contracts and options and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading
costs.   As a temporary investment strategy, until the Fund
reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

Primary Risks
>     Market risk:   The Fund's total return, like stock prices
      generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Financial risk: The Fund's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Fund purchases.

> Investment style risk: The Fund's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Everest Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Russell 2000 Index whose performance it seeks to replicate. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

The BAR CHART displayed here shows that the Everest Fund Total
Return for the 2000 calendar year was 12.40%.

*Total return for the most recent fiscal year quarter ended
December 31, 2000 was 9.34%.

During the period shown in the bar chart, the highest return for a calendar quarter was 9.3% (quarter ending 12/31/00) and the lowest return for a quarter was -1.8% (quarter ending 03/31/00).

Average Annual Total Returns for Years Ended December 31, 2000

                     1 Year     Since Inception

     Everest Fund     12.4%     12.7%
     Russell 2000     -2.9%       .4%

BOND FUND PROFILE

Investment Objective
The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
The Bond Fund normally will invest at least 75% of the value of its assets in:

     ^   publicly-traded or 144a debt securities rated BBB or
         BAA3 or higher by a nationally recognized rating service
         such as Standard & Poor's or Moody's,
     ^   obligations issued or guaranteed by the U.S. Government
         or its agencies or instrumentalities, or
     ^   cash and cash equivalents.

Up to 25% of the Bond Fund's total assets may be invested in:

     ^   debt securities that are unrated or below investment-
         grade bonds ("high yield" or "junk" bonds),
     ^   convertible debt securities,
     ^   convertible preferred and preferred stocks, or
     ^   other securities.

The Bond Fund will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

The Fund may invest up to 20% of its assets in financial futures contracts or options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

A description of the corporate bond ratings assigned by Standard
& Poor's and Moody's is included in the Appendix.

Primary Risks
> Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

      The Fund maintains an intermediate-term average maturity, and is therefore subject to a moderate level of interest rate risk.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

      The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high. Therefore, the credit risk of the Fund is expected to be low. However, certain individual securities held in the Fund may have substantial credit risk. The Fund may contain up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's Investors Services and below BBB by Standard & Poor's Corporation (See Appendix A: Ratings - Corporate Bond Ratings).

> Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the Adviser will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Fund is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

SHORT-TERM GOVERNMENT FUND PROFILE

Investment Objective
The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies.

Investment Strategies
The Fund will invest 100% of its total assets in bonds issued by, or derivatives related to, the U.S. government and its agencies. The majority of the Fund's holdings will have a maturity or average life of five years or less. The Fund will maintain a dollar-weighed average maturity of less than three years. The Fund may invest up to 20% of its total assets in financial futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund will not use these instruments for speculative purposes. The reasons the Fund will invest in derivatives is to reduce transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

Primary Risks
> Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates.
       Bond prices generally rise when interest rates fall. Likewise, bond prices generally rise when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. The Fund will maintain a short average maturity and is therefore subject to a low level of interest rate risk.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. Given that 100% of the assets held by the Fund are issued by the U.S. government and its agencies, the credit risk to the Fund is very low.

> Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for short-term bonds.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, resulting in reinvestment of the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and callable bonds will be low to moderate.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

MONEY MARKET FUND PROFILE

Investment Objective
The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Investment Strategies
It does this by investing exclusively in high quality short-term securities.

The Fund may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the Fund buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the Fund currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the Fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules
To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable
$1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

> Individual securities must have remaining maturities of no more than 397 days.
> The dollar-weighted average maturity of the Fund's holdings cannot exceed 90 days.
> All securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars.


Primary Risks
Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
FUND.

> Market interest rate risk: As with most money market funds, the most important factor affecting performance is market interest rates. The Fund's yields tend to reflect current interest rates, which means that when these rates fall, the Fund's yield generally falls as well.

> Credit quality risk: If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance. To the extent that the Fund emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

> Other risks: Other factors that could affect performance include:
      > The managers could be incorrect in their analysis of interest rate trends, credit quality or other matters.
      > Securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.


HIGH YIELD BOND FUND PROFILE

Investment Objective
The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

Investment Strategies
The Fund invests primarily in high yield, high risk ("junk") bonds, with intermediate maturities. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. The Fund will ordinarily invest at least 65% of its total assets in high yield, high risk bonds, also known as "junk" bonds.

The Adviser will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Adviser's securities selection are credit fundamentals and technical trading factors. The Adviser researches the bonds it purchases to make its own determination of the issuer's creditworthiness and underlying strength. By using this strategy, the Adviser seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.

The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition;
(2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

When a corporation or a government entity issues a bond, it generally submits the security to one or more rating organizations, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"). These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer's ability to repay the bond. Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Adviser determines the comparable rating quality of bonds that are not rated.

High yield, high-risk bonds present both an opportunity and a danger. These junk bonds generally offer higher interest payments because the company that issues the bond -- the issuer -- is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

In response to unfavorable conditions in the high yield bond market, the Fund may make temporary investments, without limitation, such as shifting its investments to money market securities, cash or higher rated bonds, which could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may have other investments that are not part of its principal investment strategies. The Fund may invest in loan participations, convertible securities and preferred stocks. Other types of investments the Fund may use include mortgage-backed or asset-backed securities, collateralized mortgage obligations, stripped mortgage-backed securities, zero-coupon and pay-in-kind bonds, equity securities, warrants, private placements, and foreign securities. See the Statement of Additional Information for more information about these investments.

Primary Risks
There are numerous and significant risks involved in investing in high yield securities. While bonds are generally considered safer than stocks for investors seeking diversification into high yield markets, there are several types of risks that should be considered.

Overall, this Fund must be considered a high-risk investment suitable only for a portion of an individual's portfolio.

The risks described below could have the effect of reducing the Fund's net asset value, yield or total return:

> Interest rate risk: High yield bonds are sensitive to interest rate changes. Generally, when interest rates rise, the prices of these bonds fall and when interest rates fall the prices of these bonds rise. The longer the maturity of these bonds, the greater is this impact from interest rate changes. The value of the Fund's investments also will vary with bond market conditions. Since the Fund is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security. High yield bonds are below investment grade instruments because of the significant risk of issuer default. The credit risk of the Fund's investments is very high.

> Liquidity and other risks: Other risks of high yield bonds include the market's relative youth, price volatility, sensitivity to economic changes, limited liquidity, valuation difficulties and special tax considerations. There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them. Because high yield bonds are a relatively new type of security, there is little date to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuer to repay their debts, leading to increased defaults and overall losses to the Fund.

>     Foreign securities risk: See the discussion of "External
      Risk" in the Emerging Markets Bond Fund Profile on page 23.

Since this is a new Fund, there is no bar chart or performance table.

EMERGING MARKETS BOND FUND PROFILE

Investment Objective
The Emerging Markets Bond Fund seeks high income and capital appreciation.

Investment Strategies
The Fund invests primarily in government and corporate bonds of emerging markets nations. For its investments, the Fund seeks to identify high yield bonds of financially sound companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial conditions gives them greater value relative to other companies in the high yield market. The Fund also uses a fundamental credit analysis of the country and government risks of the countries where the issuers of the bonds are domiciled to identify issuers with greater value relative to other issuers in the same or other countries. The Fund invests predominantly in U.S. dollar denominated bonds. The Fund is nondiversified which means that up to 50% of the Fund's assets may be invested without limitation on the amount invested in a single issuer. Normally, the Fund will not invest more than 5% of its assets in a single issuer.

The Fund invests at least 65% of its total assets in the government and corporate debt securities (bonds) of emerging market nations. In pursuit of maximum income and capital appreciation, the Fund may invest all of its assets in high-risk, non-investment grade ("junk") bonds. Before the Fund invests in a particular country or security, the Adviser applies a market risk analysis that evaluates factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations.

To achieve the Fund's total return objectives while reducing risk, the Fund employs these strategies:

     - Invest in a wide variety of issuers, as described below, to reduce the impact of any single holding on the Fund's total performance
     - Credit analysis of individual issuers through proprietary research
     - Technical analysis of trading and ownership patterns of targeted securities
     - Adjusting the average maturity of the portfolio to take advantage of or to minimize the impact of interest rate fluctuations.

The portfolio's weighted average maturity will normally be between 5 and 10 years, although this may vary substantially with changing market conditions. Because most emerging market debt is issued in U.S. dollars, it is expected that the Fund will not normally have foreign currency holdings. However, the Fund may invest in debt denominated in local currencies or other international currencies. In such cases, the Fund will seek to hedge against currency fluctuations. The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition has improved; (2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

The Fund's investments may include bonds issued directly by the sovereign or corporate entities or those issued by supranational entities, such as the World Bank. The Fund may also invest substantially all of its assets in Brady Bonds. Brady Bonds are used as a means of restructuring the external debt burden of governments in certain emerging market nations. These bonds may be collateralized or uncollateralized and issued in various currencies, although typically they are issued in U.S. Dollars. However, as with any emerging market debt, Brady Bonds are considered speculative, high-risk investments because the value of the bonds can fluctuate significantly based on the issuer's ability to make payment

Emerging market nations, as defined by the World Bank, the United Nations and other international bodies, are those countries whose economies are in a transitional stage. They may be located in Asia, Eastern Europe, Latin America, Africa or the Middle East. The economies, markets and political structures of these countries generally do not offer the same stability as those of developed nations. As a consequence, securities issued in these emerging markets generally pay a higher yield to compensate investors for higher risks.

The Fund may invest more than 25% of its assets in government and corporate bonds issued by or located in the same country. The Fund does not, however, intend to invest 25% or more of its assets in government debt of a single country (other than the United States or in a single industry or group of industries.) As a rule, the Fund will invest in the securities of issuers from at least three different countries.

In order to provide flexibility in meeting redemptions, expenses and the timing of new investments, the Fund will routinely hold cash or money market securities readily convertible to cash. These cash positions may be increased without limitation during periods of unusual market volatility as a short-term defense. Additionally, the Fund may invest substantially all of its assets in the securities of only one country, including the United States, for temporary defensive purposes. Such investments could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objectives of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may also invest in other investments that are not part of its principal investment strategies described above. These other investments include other types of fixed income securities, private placements, loan participations and assignments, convertible bonds and depository receipts. For more information about these types of securities, please consult the Statement of Additional Information.

Primary Risks
There are numerous and significant risks involved in investing in emerging markets securities. While bonds are generally considered safer than stocks for investors seeking diversification into emerging markets, there are several types of risks that should be considered.

Overall, this Fund must be considered a high-risk investment suitable only for a portion of an individual's portfolio.

> Interest rate risk: Any bond fund involves the risk of capital loss due to changes in interest rates. This is a normal process in which rising interest rates cause the price of bonds to fall. There are, additionally, risks associated with high yield (junk) bonds. See the discussion in the section entitled "High Yield Bonds" on page 28.

> Credit risk: Companies and governments in emerging nations may not be as strong financially as those in other nations and may be more vulnerable to changes in worldwide markets and the world economy. The entire securities market in an emerging market nation can experience sudden and sharp price swings. Furthermore, accounting and other financial reporting standards are often less rigorous, so that less information may be available to investors. There is also generally less governmental regulation that may mean less protection for investors.

>      Liquidity risk: Because of lower trading volumes and the
      lack of secondary trading markets for most emerging markets securities, there is a greater potential for price volatility. With fewer buyers, large purchases or sales may have a disproportionate impact on prices.

>      Currency risk: The relatively small portion of the
      portfolio which is not denominated in U.S. dollars is exposed to the fluctuations of the currency markets, as well as the increased costs involved in converting currency into U.S. Dollars.

>      External risk: Investing in emerging markets debt
      securities involves political, social and economic risks including the risk of nationalization or expropriation of assets and the risk of war. Certain countries may impose restrictions on foreign investors and on the movement of assets out of the country for periods of one year or more. Such restrictions reduce the liquidity of securities held in such countries and make it difficult or impossible for the Fund to sell the securities at opportune times. Certain trading practices, such as settlement delays or differing hours and days of operation, may also expose the Fund to risks not customary with U.S. investments. Furthermore, it may be more difficult to obtain a judgment in a court outside the U.S.

      Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999 for electronic commerce. Other European countries may participate after that date. This conversion presented unique uncertainties, including whether the payment and operational systems of banks and other financial institutions were ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economical risks, could adversely affect the value of securities held by the Fund. The conversion has not had a material impact on the Fund to date, however, because the Fund invests predominantly, normally over 90% of its assets, in U.S. dollar denominated securities.

> Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters. Under normal circumstances, such investment of more than 5% in a single issuer will not take place. Occasionally, the Fund may place as much as 10% of its assets in bank deposits or other short-term instruments of a single issuer or custodian.

Since this is a new Fund, there is no bar chart or performance table.



                FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                                                          Total Annual
                                    Management  Other     Fund Operating
                                    Fees        Expenses  Expenses**
S&P 500 Index Fund                   .30%***     .10%       .40%
S&P MidCap 400 Fund                  .30%        .29%       .59%*
Russell 2000 Small Cap Index Fund    .35%        .40%       .75%*
Nasdaq-100 Index Fund                .35%        .26%       .61%*
EAFE International Index Fund        .56%        .69%**    1.25%*
Total Social Impact Fund             .45%        .30%**     .75%*
Balanced Index Fund                  .30%        .29%       .59%*
Lehman Aggregate Bond Index Fund     .30%        .29%       .59%*
Everest Fund                         .65%***     .16%       .81%
Bond Fund                            .49%***     .15%       .64%
Short-term Government Fund           .45%        .28%       .73%*
Money Market Fund                    .35%***     .10%**     .45%*
High Yield Bond Fund                 .65%        .35%      1.00%
Emerging Markets Bond Fund           .75%        .54%      1.29%

* Total Annual Fund Operating Expenses in excess of 1.25% for the EAFE International Index Fund, in excess of .75% for the Russell 2000 Small Cap Index and Total Social Impact Funds, in excess of .73% for the Short-term Government Fund, in excess of .65% for the Nasdaq-100 Index Fund, in excess of .60% for the S&P MidCap 400 Index, Balanced Index and Lehman Aggregate Bond Index Funds, and in excess of .45% for the Money Market Fund are paid by the investment adviser.
**  "Other Expenses" are based on estimates.
*** The Adviser has agreed to reduce its fee from those shown in the table for a period of one year from the commencement of operations by .02, .04, .02 and .02 percentage points for the S&P 500 Index Fund, the Everest Fund, the Bond Fund, and the Money Market Fund, respectively. The Adviser may not revise or cancel these waivers during the one year period.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year   3 Years   5 Years   10 Years
S&P 500 Index Fund                     $41      $129      $225       $506
S&P MidCap 400 Fund                    $60      $190      $330       $740
Russell 2000 Small Cap Index Fund      $77      $241      $418       $933
Nasdaq-100 Index Fund                  $63      $196      $341       $764
EAFE International Index Fund         $128      $399        NA         NA
Total Social Impact Fund               $77      $241        NA         NA
Balanced Index Fund                    $60      $190      $330       $740
Lehman Aggregate Bond Index Fund       $60      $190      $330       $740
Everest Fund                           $83      $260      $451     $1,005
Bond Fund                              $66      $205      $358       $800
Short-term Government Fund             $75      $234      $407       $909
Money Market Fund                      $46      $145      $253       $568
High Yield Bond Fund                  $103      $320        NA         NA
Emerging Markets Bond Fund            $132      $411        NA         NA

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Fund may invest in foreign securities that are suitable for the Fund's investment objectives and policies. The High Yield Bond Fund and Emerging Markets Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States, and the Emerging Markets Bond Fund may invest up to 100% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States.

Foreign securities investments are limited to 25% of net assets for the Everest and Bond Funds. The S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Total Social Impact Fund, Balanced Index Fund and Lehman Aggregate Bond Index Fund are limited to investing in those foreign securities included in the respective Indexes. Each Fund that invests in foreign securities, other than the High Yield Bond fund and the Emerging Markets Bond Fund, limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Fund net assets; for other countries, the applicable limit is 5% for each Fund. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  >   political or economic instability in the foreign country;
  > diplomatic developments that could adversely affect the value of the foreign security;
  >   foreign government taxes;
  >   costs incurred by a Fund in converting among various
      currencies;
  >   fluctuation in currency exchange rates;
  > the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  > in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  > less publicly available information about foreign issuers than domestic issuers;
  > foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  > securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  > there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Funds may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The EAFE International Index Fund, Everest Fund, Bond Fund, High Yield Bond Fund and Emerging Markets Bond Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Funds will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest without limitation in high yield bonds. The Bond Fund may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

  > greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

  > greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

  > limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
Each Fund may invest in Repurchase Agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. None of the Funds engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the credit-

worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Fund except the Money Market Fund may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of an index future depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in market prices. However, because a particular Fund may not be invested in precisely the same proportion as a particular Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

All Funds except the Money Market Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). These Funds may purchase call option contracts to close out a position acquired through the sale of a call option. These Funds will only write options that are traded on a domestic exchange or board of trade.

All Funds except the Money Market Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the eligible Funds will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Fund) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Fund) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Fund) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Fund if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Fund risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Fund may write call options in order to hedge against an expected decline in value of Fund securities.

The Fund may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Fund intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Fund's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund and the Total Social Impact Fund may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. The Balanced Index Fund may purchase or sell options on the S&P 500 Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, Money Market Fund, High Yield Bond Fund and Emerging Markets Bond Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Funds may also invest in a variety of more risky CMOs, including interest only, principal only, inverse floaters, or a combination of these securities.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Money Market Fund, High Yield Bond Fund and Emerging Markets Bond Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund and the Emerging Markets Bond Fund may each invest up to 10% of their total assets in asset-back securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Money Market Fund Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-Term Government Fund, High Yield Bond Fund and Emerging Markets Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund and Emerging Markets Bond Fund may each invest up to 10% of their total assets in mortgage-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

LENDING FUND SECURITIES
All Funds except the Money Market Fund may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

OTHER INFORMATION
In addition to the investment policies described above, each Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701.


                         FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Balanced Index Fund and Lehman Aggregate Bond Index Fund.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Assistant Fund Manager of the
Adviser and has been affiliated with the Adviser and Union
Central since July, 1996. Prior thereto, Mr. Weisenburger was a general securities trader for Ohio National Equity Sales Corp. and a registered representative for Fidelity Investments.

Steven J. Dillenburg, CFA and Mr. Weisenburger lead the team primarily responsible for the day-to-day management of the Total
Social Impact Fund.

Mr. Dillenburg is a Managing Partner of the Adviser and has been affiliated with the Adviser and Union Central since November, 1999. Prior thereto, he was Director of Socially Responsible
Investing at Scudder Kemper Investments, Inc.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Everest Fund. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Fund.

Mr. Schultz leads the team primarily responsible for the day-to-day management of the Short-term Government Fund.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since
1992.

Steven R. Sutermeister leads the team primarily responsible for the day-to-day management of the High Yield Bond Fund and the Emerging Markets Bond Fund. Mr. Sutermeister is the President of the Adviser and has been affiliated with the Adviser and Union Central since 1990

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Fund on a daily basis, at an annual rate, as follows:



Fund                                Advisory Fee
S&P 500 Index Fund                  .30% of the current value of the net assets.
S&P MidCap 400 Index Fund           .30% of the current value of the net assets.
Russell 2000 Small Cap Index Fund   .35% of the current value of the net assets.
Nasdaq-100 Index Fund               .35% of the current value of the net assets.
EAFE International Index Fund       .56% of the current value of the net assets.
Total Social Impact Fund            .45% of the current value of the net assets.
Balanced Index Fund                 .30% of the current value of the net assets.
Lehman Aggregate Bond Index Fund    .30% of the current value of the net assets.
Everest Fund                        .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.
Bond Fund                           .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets.
Short-term Government Fund         .45% of the current value of the net assets.
Money Market Fund                  .35% of the current value of the net assets.
High Yield Bond Fund               .65% of the current value of the net assets.
Emerging Markets Bond Fund         .75% of the current value of the net assets.


The effective rates paid by each Fund are set forth in the "Fees and Expenses of the Fund" section on page 25.

SUBADVISERS
World Asset Management, L.L.C., 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009, is the investment Subadviser to the EAFE International Index Fund. An investment adviser since 1994, World Asset Management is a wholly-owned subsidiary of Munder Capital Management. Munder Capital is a general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY, is the investment Subadviser to the Money Market Fund. Scudder
Kemper has more than 80 years experience managing mutual funds, and currently has more than $290 billion in assets under management.

Each Subadviser provides, subject to the Adviser=s direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Fund.

As compensation for its services, World Asset Management receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Fund's net assets; provided, however, that World Asset Management has agreed to waive its fee for the first six months of operations. The fee is paid by the Adviser, not the Fund.

As compensation for its services, Scudder Kemper receives a monthly fee computed on a daily basis, at an annual rate, equal to .20% of the first $50,000,000, .15% of the next $200,000,000,
 .12% of the next $750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Fund that incurs them, while other expenses are allocated among the Funds on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Short-term Government Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .28% of that Fund's net assets. The Adviser will pay any expenses of the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Balanced Index Fund, the Nasdaq-100 Fund, the Total Social Impact Fund and the Lehman Aggregate Bond Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Money Market Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .10% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .40% of that Fund's net assets. The Adviser will pay any expenses of the EAFE International Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .69% of that Fund's net assets.

CAPITAL STOCK
Summit Mutual Funds currently has twenty-three classes of stock, one for each fund, fourteen of which are offered pursuant to this prospectus. Shares (including fractional shares) of each fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

                   SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
The net asset value of the Funds' shares is determined once daily, Monday through Friday at 4:00 p.m. Eastern Time, on days there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Funds are immaterial. The net asset value is calculated by adding the values of all securities and other assets of a Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to each Fund daily.

Securities held by each Fund are valued at market price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors.
Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S. markets are closed. Because some Funds holds foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

PURCHASE OF SHARES
Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Carillon Investments, Inc. (the
"Distributor"), which is affiliated with the Adviser. The
Distributor is a registered broker-dealer with offices at 1876
Waycross Road, Cincinnati, Ohio 45240.

MINIMUM INVESTMENTS
The minimum initial investment for shares in a Fund is
    1) $5,000;  or

    2) $1,000 ($500 in the case of an Individual Retirement Account) if the purchaser of shares is any one of the following:
       a) Directors, officers, current or retired employees ("employees"), or agents of The Union Central Life Insurance Company ("Union Central"), or affiliates thereof, or their spouses or dependents; or
       b) Directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with the Distributor relating to the Funds, or their spouses or dependents; or
       c) Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

The minimum subsequent investment is $50.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.



OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
BY MAIL                                         BY MAIL

Complete an application and mail it along       Make your check payable to Summit Mutual
with a check payable to Summit Mutual           Funds. Please include your sixteen-
Funds, to:                                      digit account number on your check
The Summit Mutual Funds                         and mail it to the address at the left.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express delivery, mail to:
The Summit Mutual Funds
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

AUTOMATICALLY                                   AUTOMATICALLY

Call 1-888-259-7565 to obtain a purchase        Complete a Periodic Investment Plan
application, which includes information for     Application to automatically purchase
a Periodic Investment Plan.                     more shares.

BY WIRE                                         BY WIRE

Call 1-888-259-7565 prior to sending            Call 1-888-259-7565 prior to sending
the wire in order to obtain a                   the wire in order to obtain a
confirmation number and to                      confirmation number and to
ensure prompt and accurate handling             ensure prompt and accurate handling
of funds. Ask your bank to transmit             of funds. Ask your bank to transmit
immediately available funds  by wire            immediately available funds  by wire
in the amount of your purchase to:              as described at the left.
Firstar Bank, N.A.
777 East Wisconsin Avenue                       Please include your sixteen-digit
Milwaukee, WI 53202ABA Number: 075000022        account number.
Credit to: Firstar Mutual Fund                  The Summit Mutual Funds and its transfer
Services, LLC                                   agent are not responsible for the
Account Number: 112-952-137                     consequences of delays resulting
Further credit to: Summit Mutual Funds          from the banking or Federal Reserve
(account name and account number)               Wire system, or from incomplete
Summit Mutual Funds and its transfer            wiring instructions.
agent are not responsible
for the consequences of delays
resulting from the banking or Federal
Reserve Wire system, or from
incomplete wiring instructions.

INTERNET                                        INTERNET

Complete an application online at               Call 1-888-259-7565 for a temporary PIN
www.summitfunds.com.  You must also mail        number. This number will allow you to
the signed application along with a             transact online at www.summitfunds.com.
check payable to Summit Mutual Funds to:        You will be asked to change this nubmer the
The Summit Mutual Funds                         first time that you log on.
c/o Firstar Mutual Fund Services, LLC           Please make sure that your account is set up
P.O. Box 701                                    with bank account instructions to wire funds
Milwaukee, WI 53201-0701.                       for purchases. Also, you must indicate on
For overnight or express delivery, mail to:     your apllication that telephone transactions
The Summit Mutual Funds                         are suthorized in order to complete internet
c/o Firstar Mutual Fund Services, LLC           transactions.
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

Please be sure to indicate on the application that you wish to have telephone and internet transaction privileges.

BY TELEPHONE EXCHANGE                           TELEPHONE EXCHANGE

Call 1-888-259-7565 to exchange from            Call 1-888-259-7565 to exchange from
another Summit Mutual Funds account with        another Summit Mutual Funds account with
the same registration including name,           the same registration including name,
address and taxpayer ID number.                 address and taxpayer ID number.


----------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
----------------------------------------------------------------
> ADDITIONAL INFORMATION ON BUYING SHARES

> The Funds will not accept payment in cash or third party checks for the purchase of shares.

> Federal regulations require that each investor provide a Social
  Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

> Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

REDEMPTION OF SHARES

SELLING SHARE
Redemption requests for any of the Funds received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 4:00 p.m. Eastern Time will be executed on the next business day.

If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account..

INTERNET
Call 1-888-259-7565 for a temporary PIN number. This number will allow you to make transactions online at www.summitfunds.com.

Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).
----------------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
----------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.
----------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). Investors electing to transfer by internet must enter a personal identification number (PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption.

REDEMPTION IN KIND
Each Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of a Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders, to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of another Fund.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

> Exchanges are available only in states where exchanges may be legally made.

> The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of that Fund.

> If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

> It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
The Adviser may bar excessive traders from purchasing shares of a Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. For example, assume you are invested in a Fund. You can move substantial assets from that Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Funds. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges; and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

SHAREHOLDER REPORTS
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of a Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

AUTOMATED TELERESPONSE SERVICE
Shareholders using a touch-tone telephone can access information on the Funds twenty four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-888-259-7565, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

INTERNET SERVICES
You may also access information about the Funds and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts
(including service fees), please call Firstar Mutual Fund
Services, LLC at 1-888-259-7565.


           DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of all of the Funds except the Money Market Fund are declared and paid quarterly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly.

Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                         FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                     STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


    S&P, FRANK RUSSELL, NASDAQ, EAFE AND TOTAL SOCIAL IMPACT
                         DISCLAIMERS

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's ", "S&P ", "S&P 500 ", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Total Social Impact Fund is not sponsored, endorsed, sold or promoted by The Total Social Impact Foundation, Inc. ("TSI").
TSI makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of The Total Social Impact Ratings ("TSI Ratings") to track general stock market performance. TSI's only relationship to Summit Investment Partners, Inc. and Summit Mutual Funds is the licensing of certain trademarks and trade names of the TSI and of the TSI Ratings which are determined, composed and calculated by TSI without regard to Summit Investment Partners, Inc. or this Fund. TSI has no obligation to take the needs of the Summit Investment Partners, Inc., Summit Mutual Funds or the owners of this Fund into consideration in determining, encompassing or calculating the TSI Ratings. TSI is not responsible for and has not participated in the determination of the prices and amount of this Fund or the timing of the issuance or sale of this Fund or in the determination or calculation of the equation by which this Fund is to be converted into cash. TSI has no obligation or liability in connection with the administration, marketing or trading of this Fund.

TSI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN AND TSI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. TSI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT INVESTMENT PARTNERS, INC., SUMMIT MUTUAL FUNDS, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN. TSI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE TSI RATINGS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL TSI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and is available upon request. The EAFE International Index Fund, Total Social Impact Fund, High Yield Bond Fund and Emerging Markets Bond Fund did not have any operations during the period. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.


                                               S&P 500 Index Fund
                                           Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .04
     Net realized and unrealized gains/(losses)          (.41)
                                                       ------
Total from Investment Activities                         (.37)
                                                       ------
Distributions:
     Net investment income                               (.03)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.03)
                                                       ------
Net Asset Value,
     End of period                                      $9.60
                                                       ======

Total Return                                             -3.71%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>               0.40%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                                0.82%<F3>

Portfolio Turnover Rate                                  17.82%<F3>

Net Assets, End of Period (000's)                     $160,899

__________

<F1>  Commencement of operations.
<F2>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.02% for the period ended September 30, 2000, had the Adviser not waived expenses.
<F3>  The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                            S&P MidCap 400 Index Fund
                                           Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .05
     Net realized and unrealized gains/(losses)           .69
                                                       ------
Total from Investment Activities                          .74
                                                       ------
Distributions:
     Net investment income                              (.03)
     Net realized gains                                  ---
                                                       ------
Total Distributions                                     (.03)
                                                       ------
Net Asset Value,
     End of period                                     $10.71
                                                       ======

Total Return                                             7.41%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.59%<F3>

Ratio of Net Investment Income
to Average Net Assets<F2>                                1.09%<F3>

Portfolio Turnover Rate                                 96.90%<F3>

Net Assets, End of Period (000's)                     $24,015
_________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.19% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        Russell 2000 Small Cap Index Fund
                                        Period from December 29, 1999<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .05
     Net realized and unrealized gains/(losses)           .72
                                                       ------
Total from Investment Activities                          .77
                                                       ------
Distributions:
     Net investment income                               (.04)
     Net realized gains                                   ---
                                                       ------

Total Distributions                                      (.04)
                                                       ------
Net Asset Value,
     End of period                                     $10.73
                                                       ======

Total Return                                             7.70%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>               .75%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               1.05%<F3>

Portfolio Turnover Rate                                 67.92%<F3>

Net Assets, End of Period (000's)                     $15,889

________

<F1>  Commencement of operations.
<F2>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.94% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3>  The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                              Nasdaq-100 Index Fund
                                         Period from December 28, 1999<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .05
     Net realized and unrealized gains/(losses)          (.11)
                                                       ------
Total from Investment Activities                         (.06)
                                                       ------
Distributions:
     Net investment income                               (.03)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.03)
                                                       ------
Net Asset Value,
     End of period                                      $9.91
                                                       ======

Total Return                                            -0.62%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>               .61%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               1.09%<F3>

Portfolio Turnover Rate                                113.32%<F3>

Net Assets, End of Period (000's)                     $13,093

-----------

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.53% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                               Balanced Index Fund
                                           Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .16
     Net realized and unrealized gains/(losses)          (.17)
                                                       ------
Total from Investment Activities                         (.01)
                                                       ------
Distributions:
     Net investment income                               (.12)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.12)
                                                       ------
Net Asset Value,
     End of period                                      $9.87
                                                       ======

Total Return                                            -0.12%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.59%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               3.13%<F3>

Portfolio Turnover Rate                                 30.16%<F3>

Net Assets, End of Period (000's)                     $34,140

__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.01% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                         Lehman Aggegrate Bond Index Fund
                                           Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .31
     Net realized and unrealized gains/(losses)           .14
                                                       ------
Total from Investment Activities                          .45
                                                       ------
Distributions:
     Net investment income                               (.23)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.23)
                                                       ------

Net Asset Value,
     End of period                                     $10.22
                                                       ======

Total Return                                             4.55%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.59%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               6.29%<F3>

Portfolio Turnover Rate                                 18.43%<F3>

Net Assets, End of Period (000's)                     $16,290
__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.22% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                  Everest Fund
                                         Period from December 29, 1999<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .08
     Net realized and unrealized gains/(losses)           .24
                                                       ------
Total from Investment Activities                          .32
                                                       ------
Distributions:
     Net investment income                               (.06)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.06)
                                                       ------
Net Asset Value,
     End of period                                     $10.26
                                                       ======

Total Return                                             3.21%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.81%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               1.51%<F3>

Portfolio Turnover Rate                                138.39%<F3>

Net Assets, End of Period (000's)                     $49,440

__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.04% for the period ended September 30, 2000, had the Adviser not waived expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Bond Fund
                                          Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------

Investment Activities:
     Net investment income                                .36
     Net realized and unrealized gains/(losses)          (.06)
                                                       ------
Total from Investment Activities                          .30
                                                       ------
Distributions:
     Net investment income                               (.26)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.26)
                                                       ------
Net Asset Value,
     End of period                                     $10.04
                                                       ======

Total Return                                             3.04%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.64%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               7.19%<F3>

Portfolio Turnover Rate                                 80.03%<F3>

Net Assets, End of Period (000's)                     $69,875

__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.02% for the period ended September 30, 2000, had the Adviser not waived expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                           Short-Term Government Fund
                                          Period from April 3, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                               $10.00
                                                       ------
Investment Activities:
     Net investment income                                .30
     Net realized and unrealized gains/(losses)           .11
                                                       ------
Total from Investment Activities                          .41
                                                       ------
Distributions:
     Net investment income                               (.22)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.22)
                                                       ------
Net Asset Value,
     End of period                                     $10.19
                                                       ======

Total Return                                             4.14%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.73%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               5.89%<F3>

Portfolio Turnover Rate                                 99.38%<F3>

Net Assets, End of Period (000's)                     $10,199

__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.52% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

FINANCIAL HIGHLIGHTS
(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                               Money Market Fund
                                           Period from June 28, 2000<F1>
                                              to September 30, 2000
                                              ---------------------
Net Asset Value,
     Beginning of period                                $1.00
                                                       ------
Investment Activities:
     Net investment income                                .02
     Net realized and unrealized gains/(losses)           ---
                                                       ------
Total from Investment Activities                          .02
                                                       ------
Distributions:
     Net investment income                               (.02)
     Net realized gains                                   ---
                                                       ------
Total Distributions                                      (.02)
                                                       ------
Net Asset Value,
     End of period                                      $1.00
                                                       ======

Total Return                                             1.64%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>              0.45%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                               6.41%<F3>

Net Assets, End of Period (000's)                     $64,489

__________

<F1> Commencement of operations.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.09% for the period ended September 30, 2000, had the Adviser not reimbursed expenses.
<F3> The ratios are annualized.

APPENDIX A:  RATINGS


CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

   AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

     > management;
     > economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
     > competition and customer acceptance of products;
     > liquidity;
     > amount and quality of long-term debt;
     > ten-year earnings trends;
     > financial strength of a parent company and the
       relationships which exist with the issuer; and > recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

     > Liquidity ratios are better than the industry average.
     > Long-term senior debt rating is "A" or better. In some
       cases, BBB credits may be acceptable.
     > The issuer has access to at least two additional channels of borrowing.
     > Basic earnings and cash flow have an upward trend with
       allowance made for unusual circumstances.
     > Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

 APPENDIX B:  S&P 500, S&P MidCap 400, Russell 2000, Nasdaq-100
      Index and MSCI EAFE International Index Returns


S&P 500 Index Returns

To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P
500 Index for the period from 1926 to 2000:

                  S&P 500 Index Returns (1926-2000)
                     Over Various Time Horizons

                    1 Year    5 Years    10 Years    20 Years
    Best             54.0%      28.5%       20.1%       17.9%
    Worst           -43.3%     -12.5%       -0.9%        3.1%
    Average          13.0%      11.1%       11.2%       11.3%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P 500 Index and not of our S&P 500 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


S&P MidCap 400 Index Returns

To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P
MidCap 400 Index for the period from the inception date of the Index (July, 1991) to 2000:

  S&P MidCap 400 Index Returns (July, 1991-2000)
           Over Various Time Horizons

                  1Year    3 Year    5 Years
    Best          49.04%    28.43%    24.07%
    Worst         -9.38%     6.88%    11.91%
    Average       18.51%    17.91%    18.43%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P MidCap 400 Index and not of our S&P MidCap 400 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index. Further, for almost the entire period of the existence of the S&P MidCap 400 Index, there has been a bull market. There can be no assurance that these market conditions will continue.

Russell 2000 Index Returns

      Russell 2000 Index Returns (1995-2000)
           Over Various Time Horizons

                  1 Year    3 Years    5 Years
    Best           46.05%    28.15%     21.66%
    Worst         -27.15%     4.71%      9.10%
    Average        14.15%    13.37%     14.27%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the Russell 2000 Index and not of our Russell 2000 Small Cap Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


Nasdaq-100 Index Returns

    Nasdaq-100 Index Returns (1995-2000)
          Over Various Time Horizons

               1 Year    3 Years    5 Years
    Best       108.89%    76.86%     58.19%
    Worst      -36.83%    32.19%     32.49%
    Average     48.99%    47.39%     47.01%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the Nasdaq-100 Index and not of our Nasdaq-100 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


MSCI EAFE International Index Returns

         MSCI EAFE  Index Returns (1969-2000)
              Over Various Time Horizons

            1 Year    3 Years    5 Years    10 Years
Best       103.70%     58.36%     42.67%      25.53%
Worst      -37.43%     -8.68%     -0.01%       5.31%
Average     15.06%     13.86%     13.61%      14.36%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the MSCI EAFE Index and not of our EAFE International Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.

[Back Cover Page]

A Statement of Additional Information dated February 1, 2001, which contains further information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Funds can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Funds are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000
















SMFI 514APEX-HY/EM 2/01

                            PART B


                   INFORMATION REQUIRED IN A
              STATEMENT OF ADDITIONAL INFORMATION

                  SUMMIT MUTUAL FUNDS, INC.
                     Summit Apex Series
-----------------------------------------------------------------

     STATEMENT OF ADDITIONAL INFORMATION

February 1, 2001

This Statement of Additional Information regarding fourteen of the twenty-four Funds of Summit Mutual Funds, Inc. ("Summit Mutual Funds"), is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds' current Prospectus, dated February 1, 2001, which may be obtained by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds is an open-end management investment company.

                          TABLE OF CONTENTS
                                                                          Page
Investment Policies (13)....................................................2
 Money Market Instruments, Other Securities and Investment Techniques.......2
 Certain Risk Factors Relating to HighYield, High Risk Bonds
   and Emerging Markets Securities ........................................10
 Investments in Foreign Securities ........................................12
 Futures Contracts.........................................................16
 Options ..................................................................19
 Warrants .................................................................23
 Loan Participations and Assignments ......................................23
 Short Sales...............................................................24
 Lending Portfolio Securities..............................................24
 Hybrid Instruments .......................................................24
 Additional Investment Policies - Money Market Fund........................25
Investment Restrictions....................................................27
Portfolio Turnover ........................................................30
Management of the Fund (18)................................................31
 Directors and Officers ...................................................31
 Investment Adviser........................................................33
 Payment of Expenses.......................................................34
 Advisory Fee..............................................................34
 Investment Advisory Agreement.............................................35
 Investment Subadvisory Agreements ........................................36
 Service Agreement.........................................................36
 License Agreement ........................................................37
 Securities Activities of Adviser..........................................37
 Code of Ethics ...........................................................37
Determination of Net Asset Value (20)......................................38
Purchase and Redemption of Shares (20)......................................38
Taxes (26)..................................................................38
Fund Transactions and Brokerage ............................................39
Distributor ................................................................40
General Information (1).....................................................40
 Capital Stock .............................................................40
 Voting Rights .............................................................41
 Additional Information.....................................................42
Independent Auditors .......................................................42
Appendix A: S&P, Frank Russell, NASDAQ, EAFE
 and Total Social Impact Disclaimers .......................................43


( ) indicates page on which the corresponding section appears in the Prospectus.


SMFI  515 SAI-APEX 2/01

                  SUMMIT MUTUAL FUNDS, INC.
-----------------------------------------------------------------

                    INVESTMENT POLICIES

The following specific policies supplement the Fund's "Investment
Objectives and Policies" set forth in the Prospectus.

Money Market Instruments, Other Securities and Investment
Techniques

Each Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Fund, except for the Short-term Government Fund, may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Funds) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Funds will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Funds will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Funds' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit.  Each Fund, except for the Short-term
Government Fund, may invest in certificates of deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Each Fund, except for the Short-term Government Fund, may invest in time deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. Each Fund, except for the Short-term Government Fund, may invest in bankers' acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Each Fund, except for the Short-term Government Fund, may invest in commercial paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Short Term Corporate Debt Securities. Each Fund, except for the Short-term Government Fund, may invest in investment grade short term corporate debt securities with a remaining maturity of one year or less. The High Yield Bond Fund, the Bond Fund and the Emerging Markets Bond Fund may invest in below investment grade ("junk") corporate debt securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions.
The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Summit Mutual Funds' custodian bank in which it will maintain cash or cash equivalents or other Fund securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Fund, except the S&P 500 Index Fund,
the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq -100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund and Emerging Markets Bond Fund may each invest up to 10% of its total assets in asset-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Money Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Money Market Fund, may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 10% of their total assets in mortgage-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes:
liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Short-term Government Fund may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Short-term Government Fund may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   Each Fund may invest in
FNMA and FHLMC mortgage-backed obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations ("CMOs") Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund, may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with
CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund, may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Money Market Fund, may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Fund, except for the High Yield Bond Fund and Emerging Markets Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 10% of the Fund's net assets. The High Yield Bond Fund and Emerging Markets Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Furthermore, each Fund, other than the High Yield Bond Fund and the Emerging Markets Bond Fund, limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Funds will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds Each Fund, other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund may invest in zero-coupon bonds. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Fund, other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Money Market Fund, may invest in pay-in-kind bonds. The High Yield Fund and Emerging Markets Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds Each Fund, except the S&P 500 Index Fund, the S&P 400 MidCap Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Short-term Government Fund, and the Money Market Fund, may invest in convertible bonds. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 10% of its assets in convertible bonds. The Bond Fund may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

While the High Yield Fund and Emerging Market Bond Fund intend to invest primarily in debt securities, they may invest in convertible bonds. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the High Yield Fund and Emerging Markets Fund may consider convertible bonds to gain exposure to such markets.

Equity Securities. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Everest Fund may invest in equity securities without restriction. The Balanced Index Fund generally invests 60% of the Fund in equity securities. The Bond Fund, High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 25% of their assets in equities. The Lehman Aggregate Bond Index Fund and the Short-term Government Fund may not invest in equity securities.

Unit Investment Trusts. Any Index-based Fund may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Fund's assets.

Private Placements (Restricted Securities)   Each Fund other than the
S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund, may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable. The High Yield Bond Fund and Emerging Markets Bond Fund will not acquire such securities if, as a result, they would comprise, together with all other illiquid securities, more than 15% of the value of each Fund's net assets.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored, and if, as a result of changed conditions, it is determined that a 144A security held in the High Yield Bond Fund or the Emerging Markets Bond Fund is no longer liquid, the affected Fund's holdings of illiquid securities will be reviewed to determine what, if any, steps are required, to assure that the High Yield Bond Fund or Emerging Markets Bond Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High Yield, High Risk Bonds and Emerging Markets Securities
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds and emerging markets securities. Because of their investment policies, the High Yield Fund and the Emerging Markets Bond Fund may not be suitable or appropriate for all investors. The Funds are designed for intermediate to long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, high risk, medium- and lower-quality, fixed-income securities (in the case of the High Yield Bond Fund and the Emerging Markets Bond Fund) and in emerging market securities (in the case of the Emerging Markets Bond Fund). Consistent with an intermediate to long-term investment approach, investors in these Funds should not rely on these Funds for their short-term financial needs. The principal value of the lower-quality securities in which these Funds invest will be affected by interest rate levels, general economic conditions, specific industry conditions (in the case of the High Yield Bond Fund) and the creditworthiness of the individual issuer. In addition, the principal value of the lower-quality securities in which the Emerging Markets Bond Fund invests will be affected by social, economic and political conditions of emerging market nations in which the Fund invests. Although these Funds seek to reduce risk by portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that these Funds will achieve these results.

The Funds' prospectus, for the Bond Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund, in the sections entitled "Investment Strategies" and "Primary Risks", describe the special considerations and additional risk factors associated with each Fund's investments in lower-rated debt securities commonly referred to as "junk bonds," and investing abroad in emerging market nations (in the case of the Emerging Markets Bond Fund).

EMERGING MARKETS
The economies, markets, and political structures of a number of the countries in which the EAFE International Index Fund and the Emerging Markets Bond Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

HIGH YIELD/HIGH RISK SECURITIES
Larger bond issues are evaluated by nationally recognized statistical rating organizations (each, an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's") on the basis of the issuer's ability to meet all required interest and principal payments.
The highest ratings are assigned to issuers perceived to be the best credit risks. The Adviser's research analysts also evaluate all portfolio holdings of the Funds, including those rated by an NRSRO. Other things being equal, lower-rated bonds generally have higher yields due to greater risk. High yield, high risk securities are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's or those that are not rated but judged by the Adviser to be of comparable quality. While the Funds are permitted to purchase defaulted bonds, the Adviser will acquire such securities only if the portfolio manager foresees the potential for significant capital appreciation.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
American Depositary Receipts.   All Funds, except the Short-term
Government Fund, the Lehman Aggregate Bond Index Fund, and the Money Market Fund, may invest in American Depository Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depository Receipts The EAFE International Index Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("DRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDR's represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Sovereign Debt Securities The Bond Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds, and the Emerging Markets Bond Fund may invest substantially all of its assets in such securities. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Funds' holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Funds may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds, particularly the Emerging Markets Bond Fund, may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Fund that engages
in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Fund's total return.

The Funds may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Each Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Funds may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Fund's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Funds to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities. The EAFE International Index Fund may invest 100% of its net assets in foreign securities. Subject to the Fund's quality and maturity standards, the High Yield Bond Fund and Emerging Markets Bond Fund may invest without limitation in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States, and the Emerging Markets Bond Fund may invest up to 100% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, investments in the Funds involve risks that are different in some respects from investments in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

In addition to the foreign securities listed above, the High
Yield Bond Fund and the Emerging Markets Bond Fund may invest in foreign sovereign debt securities which involve certain additional risks. See "Foreign Sovereign Debt Securities" above.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, all Funds except the Money Market Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase. As a temporary investment strategy, until a Fund reaches $50 million in net assets, the Everest Fund, the S&P MidCap 400 Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Lehman Aggregate Bond Index Fund, the Balanced Index Fund and the Short-term Government Fund may invest up to 100% of their assets in such futures and/or options contracts. Thereafter, the above mentioned Funds may invest up to 20% of the Fund's assets in such futures and/or options contracts. In addition, the S&P 500 Index Fund and the Bond Fund may invest up to 20% of the Fund's assets in such futures and/or options contracts. There is not a temporary investment strategy for the S&P 500 Index Fund or the Bond Fund. Lastly, the High Yield Bond Fund and Emerging Markets Bond Fund may invest in futures contracts or options thereon as a bona-fide hedge if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would not exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in the calculation of the 5% limitation. The Funds do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a Fund may not be invested in precisely the same proportion as an Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Funds will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Funds' objectives in these areas.

Regulatory Limitations. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Funds, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Funds' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out.
Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Fund that is eligible to use futures contracts may
elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Funds of futures contract as a hedging device.
One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Funds for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options
The Total Social Impact Fund, the Bond Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Short-term Government Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Fund. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Everest Fund and the Balanced Index Fund may enter into options on futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the above Funds may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Fund may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security.
The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

Although the Funds will write only options and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Funds will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Fund's ability to effect closing transactions.

The Total Social Impact Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Bond Fund, the Short-term Government Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Balanced Index Fund and the Everest Fund may write call options on futures contracts on the Index in which they are eligible to invest, or securities included therein, only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to better meet its investment objectives. The Funds will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Fund) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Fund is exercised, the Fund intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Fund. If the option is exercised, the Fund might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Fund than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 Index, S&P 400 Index, Russell 2000 Index, Nasdaq-100 Index and EAFE futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Fund will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Funds will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Funds will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by a Fund will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins.  Summit Mutual Funds'
Custodian acts as its escrow agent as to securities on which a Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of Summit Mutual Funds' custodian, although such control might be limited by the escrow receipts issued.

At the time the Fund sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Fund will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Fund to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Fund defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Warrants
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in warrants; however, not more than 5% of a Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% may be invested at the time of purchase in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Loan Participations and Assignments
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of emerging market nations. Emerging market nations debt securities or obligations will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. (For a discussion of risks associated with investing in securities in emerging market nations, see "Foreign Sovereign Debt Securities" above.) The loans underlying such participations may be secured or unsecured, and the Funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation.
More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities in a private placement, the Funds will treat loan participations as securities and not subject to their fundamental investment restrictions prohibiting the Funds from making loans.

There is not a recognizable, liquid public market for loan participations. Hence, each Fund will consider loan participations as illiquid securities and subject them to the Fund's restrictions on investing no more than 15% of net assets in illiquid securities.

Where required by applicable SEC positions, the High Yield Bond Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction with respect to investing more than 5% of Fund assets in the securities of a single issuer. The Emerging Markets Bond Fund is not subject to such a restriction.

Short Sales
The High Yield Bond Fund and the Emerging Markets Bond Fund may make short sales for hedging purposes to protect the Funds against companies whose credit is deteriorating. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Funds' short sales will be limited to securities listed on a national securities exchange and to situations where a Fund owns a debt security of a company and will sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of a Fund's net assets.

To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

Lending Portfolio Securities
All Funds except the Money Market Fund may lend portfolio securities with a value up to 10% of their total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Hybrid Instruments
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated debt security that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund. Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. Each Fund may invest up to 10% of its total assets in hybrid instruments.

ADDITIONAL INVESTMENT POLICIES - MONEY MARKET FUND

The Money Market Fund seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Fund uses the amortized cost method of securities valuation.

The Money Market Fund purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are U.S. dollar-denominated and at the time of purchase are rated, or judged by the Adviser, subject to the supervision of the Directors, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Fund which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities eligible for investment by Money Market Fund rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Fund may also hold cash. Shares of the Fund are not insured by an agency of the U.S. Government. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

The Money Market Fund may invest in certificates of deposit and bankers' acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Fund will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.
Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks.

The Money Market Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (I) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

The assets of the Money Market Fund consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Fund will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund's investments varies according to the Adviser's appraisal of money market conditions.

The Fund may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The Money Market Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Summit Mutual Funds' Board of Directors has approved guidelines for use by the Adviser in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; or (ii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it
decided to sell.   Where a registration statement is required for
the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Adviser will monitor the liquidity of such restricted securities subject to the supervision of Summit Mutual Funds' Board of Directors. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Money Market Fund may also invest in asset back securities, which may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

The net investment income of the Fund is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.


                   INVESTMENT RESTRICTIONS

Summit Mutual Funds has adopted the following fundamental restrictions relating to the investment of assets of the Funds and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Fund affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of the majority of the outstanding voting shares of that Fund only. Summit Mutual Funds' fundamental investment restrictions provide that no Fund is allowed to:

   (1) Issue senior securities (except that each Fund may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Fund and the Emerging Markets Bond
       Fund), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) except for the High Yield Fund, 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer (except that up to 25% of the value of the High Yield Fund may be invested without regard to this restriction), except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction does not apply to the Emerging Markets Bond Fund.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Fund.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Funds (other than the Money Market Fund) in compliance with non-
      fundamental restrictions [7, 8, 10 and 11] below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. This restriction does not apply to the High Yield Bond Fund and the Emerging Markets Bond Fund.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

   (8) Lend its securities, except that the High Yield Fund and Emerging Markets Bond Fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of these Funds' total assets; and except that all other Funds except the Money Market Fund may lend securities in compliance with non-fundamental restriction [6] below.

   (9) Borrow amounts in excess of 10% of its total assets (or 15% of the total assets of the High Yield Fund and 33% of the total assets of the Emerging Markets Bond Fund), taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

  (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

  (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments. This restriction does not apply to the High Yield Bond Fund or the Emerging Markets Bond Fund.

  (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other Funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer. This restriction does not apply to the Emerging Markets Bond Fund.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control
       (alone or together with the other Funds).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UITs designed to track an Index and only if immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The Everest Fund, S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Total Social Impact Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund and Short-term Government Fund may not:

   (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

   (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

   (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Fund's assets consist of collateral for outstanding options.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The High Yield Bond Fund and the Emerging Markets Bond Fund may not:

   (9) Invest more than 10% of the Fund's total assets in common stocks (including up to 5% in warrants.

  (10) Enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain CFTC regulations, may be excluded in computing such 5%.

  (11) Invest in options except in furtherance of the Fund's investment objective and policies, and in this connection the Fund may: (i) buy and sell covered and uncovered put, call and spread options on securities, securities and other financial indices, and currencies; and (ii) purchase, hold, and sell contracts for the future delivery of securities and currencies and warrants where the grantor of the warrants is the issuer of the underlying securities.

  (12) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve the use of margin. This restriction does not apply to the Emerging Markets Bond Fund.

  (13) Invest more than 15% of the value of its net assets in illiquid securities.

  (14) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors. This restriction does not apply to the Emerging Markets Bond Fund.

  (15) Sell securities short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets or sell securities short unless the securities are listed on a national securities exchange. This restriction does not apply to the Emerging Markets Bond Fund.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

                       PORTFOLIO TURNOVER

Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Under the above definition, the Money Market Fund will have no portfolio turnover.

A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Funds and their shareholders. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. The annual portfolio turnover rates for the EAFE International Index Fund, the Total Social Impact Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund are expected to be 25%, 20%, 200% and 60%, respectively. The annual portfolio turnover rates for the other Funds are set forth in the Financial Highlights section of the Prospectus.

                    MANAGEMENT OF THE FUND

Directors and Officers

The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name, Address             Position(s) with   Principal Occupation(s)
and Age                   the Fund           During Past Five Years
-----------------------------------------------------------------------------------------
George M. Callard, M.D.   Director           Professor of Clinical Surgery, University of
3021 Erie Avenue                             Cincinnati
Cincinnati, Ohio  45208
(Age 67)

Theodore H. Emmerich      Director           Consultant; former Partner, Ernst & Whinney,
1201 Edgecliff Place                         Accountants
Cincinnati, Ohio  45206
(74)

Richard H. Finan          Director           Attorney at Law; President of the Ohio State
11137 Main Street                            Senate
Cincinnati, Ohio  45241
(66)

Yvonne L. Gray            Director           Chief Operating Officer, United Way and
1400 Reading Road                            and Community Chest; prior thereto, Vice
Cincinnati, OH 45202                         President/Trust Operations Officer, Fifth
(49)                                         Third Bank

Jean Patrice              Director           Former Interim President, Cincinnati State
Harrington, S.C.                             Technical and Community College; Former
3217 Whitfield Avenue                        Executive Director, Cincinnati Youth Collaborative;
Cincinnati, Ohio 45220                       President Emeritus (formerly, President) College of
(78)                                         Mount St. Joseph

Charles W. McMahon        Director           Retired Senior Vice President and Director,
19 Iron Woods Drive                          Union Central
Cincinnati, Ohio 45239
(81)

Harry Rossi*              Director           Director Emeritus, Union Central; Director,
8548 Wyoming Club Drive                      Adviser and Carillon Investments; former Chairman,
Cincinnati, Ohio 45215                       President and Chief Executive Officer, Union Central
(81)

Steven R. Sutermeister*   Director,          Senior Vice President, Union Central; President,
(46)                      President          Director and Chief Executive Officer, Adviser;
                          and Chief          Director, Carillon Investments, Inc.
                          Executive
                          Officer

John F. Labmeier          Vice President     Vice President, Associate General Counsel and
(52)                      and Secretary      Assistant Secretary, Union Central; Vice President
                                             and Secretary, Carillon Investments, Inc.;
Secretary,
                                             Adviser

Thomas G. Knipper         Controller         Treasurer, Adviser; prior to July, 1995,
(44)                       and               Treasurer of The Gateway Trust and Vice President
                          Treasurer          and Controller of Gateway Advisers, Inc.

John M. Lucas             Assistant          Second Vice President, Counsel and Assistant
(49)                      Secretary          Secretary. Union Central


--------------
* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

All directors who are not "interested persons" of the Company are members of the Audit Committee.

As of the date of this Statement of Additional Information, no officers or directors of Summit Mutual Funds owned more than 5% of any of the outstanding shares of Summit Mutual Funds. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2000 were $96,349.


                        Compensation Table

                      Compensation Table

     (1)                       (2)           (3)          (4)        (5)
Name of Person,             Aggregate     Pension or    Estimated   Total
Position                    Compensation  Retirement    Annual      Compensation
                            From          Benefits      Benefits    From
                            Registrant    Accrued As    Upon        Registrant
                                          Part of Fund  Retirement  and Fund
                                          Expenses                  Complex
                                                                    Paid to
                                                                    Directors
--------------------------------------------------------------------------------

George M. Callard, M.D.*       $15,000       --            --         $15,000
Director

Theodore H. Emmerich           $16,400       --            --         $16,400
Director

Richard H. Finan               $16,000       --            --         $16,000
Director

Yvonne L. Gray                 $16,000       --            --         $16,000
Director

Jean Patrice Harrington, S.C.  $16,400       --            --         $16,400
Director

Charles W. McMahon*            $16,000       --            --         $16,000
Director

Harry Rossi                    N/A           N/A           N/A         N/A
Director

Steven R. Sutermeister         N/A           N/A           N/A         N/A

* Callard and McMahon have deferred their compensation in past years. As of December 31, 2000, the total amount deferred, including interest, was as follows: Dr. Callard - $106,890; Mr.
McMahon - $31,185.

Investment Adviser
Summit Mutual Funds has entered into an Investment Advisory Agreement ("Agreement") with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 2525,Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are: Steven R. Sutermeister, Director, President and Chief Executive Officer; Harry Rossi, Director; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary. Pursuant to the Agreement, Summit Mutual Funds has retained the Adviser to manage the investment of each Fund's assets, including the placing of orders for the purchase and sale of Fund securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of Summit Mutual Funds. The Adviser continuously furnishes an investment program for each Fund, is responsible for the actual management of each Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for Summit Mutual Funds. The Adviser may utilize the advisory services of subadvisers for one or more of the Funds.


Payment of Expenses
Under the terms of the Agreement, in addition to managing Summit Mutual Funds' investments, the Adviser, at its expense, maintains certain of Summit Mutual Funds' books and records (other than those provided by Firstar Mutual Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as Summit Mutual Funds may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of Summit Mutual Funds, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to Summit Mutual Funds. Expenses not expressly assumed by the Adviser under the Agreement will be paid by Summit Mutual Funds.

Each Fund pays all other expenses incurred in its operation and a portion of Summit Mutual Funds' general administration expenses allocated on the basis of the asset size of the respective Funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Fund securities, transfer taxes, transaction expenses of the custodian, royalty or license fees, pricing services used by only one or more Funds, and other costs properly payable by only one or more Funds. Expenses which are allocated on the basis of size of the respective Funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of Summit Mutual Funds' operation properly payable by Summit Mutual Funds and allocable on the basis of size of the respective Funds. The Adviser will pay any expenses of the Money Market Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .10% of that Fund's net assets.The Adviser will pay any expenses of the Short-term Government Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .28% of that Fund's net assets. The Adviser will pay any expenses of the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Balanced Index Fund, the Nasdaq-100 Index Fund, the Total Social Impact Fund and the Lehman Aggregate Bond Index Fund, other than the advisory fees for those Funds, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .40% of that Fund's net assets. The Adviser will also pay any expenses of the EAFE International Index Fund, other than the advisory fee for the Fund, to the extent that such expenses exceed .69% of that Fund's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Fund or allocated on the basis of the size of the respective Funds. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Funds and expenses of the Funds assumed by the Adviser, the Funds pay the Adviser monthly compensation calculated daily as described on page 25 of the Prospectus. The compensation for each Fund for the fiscal year ended September 30, 2000 was as follows:

                                                Expense
                                                Reimbursements
                                 Advisory Fee   Paid by Adviser
                                 ------------   ---------------
S&P 500 Index Fund                   $239,156       $15,902
S&P MidCap 400 Index Fund              29,469        18,760
Russell 2000 Small Cap Index Fund      26,844        72,037
Nasdaq-100 Index Fund                  21,484        32,792
Balanced Index Fund                    52,908         2,106
Lehman Aggregate Bond Index Fund       23,749        16,941
Everest Fund                          172,390        10,581
Bond Fund                             166,708         6,843
Short-term Government Fund             22,136        25,013
Money Market Fund                      56,156        14,562

*  No compensation was paid during the fiscal year ended
September 30, 2000 with regard to the EAFE International Index
Fund, the Total Social Impact Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund.

There is no assurance that the Everest Fund or the Bond Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Fund separately in accordance with the schedule of fees applicable to each Fund.

Investment Advisory Agreement
The Investment Advisory Agreement was initially approved by Summit Mutual Funds' Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of Summit Mutual Funds or by a majority of the outstanding shares of Summit Mutual Funds, including a majority of the outstanding shares of each Fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by Summit Mutual Funds on 60 days notice, and by the Adviser on 90 days notice. On February 25, 2000 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

On August 30, 1999, the Board of Directors took steps to activate the S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Micro-Cap Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund and Emerging Markets Bond Fund, by authorizing the issuance of shares of those Funds. On November 15, 1999, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to these Funds, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Summit Mutual Funds shares other than the shares of the twelve Funds and that therefore only the holders of shares of the twelve Funds were entitled to vote on the amendment. The sole shareholder of the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund and the Everest Fund approved the Agreement as amended on January 5, 2000, and the sole shareholder of the other Funds approved the Agreement as amended on March 31, 2000.

On June 30, 1999, the Board of Directors also took steps to activate the Total Social Impact Fund and the Money Market Fund. On May 8, 2000, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to these Funds, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Summit Mutual Funds shares other than the shares of the two Funds and that therefore only the holders of shares of the two Funds were entitled to vote on the amendment. The sole shareholder of the Total Social Impact Fund and the Money Market Fund approved the Agreement as amended on June 30, 2000.

On May 8, 2000, the Board of Directors took steps to activate the EAFE International Index Fund. On November 10, 2000 and December 19, 2000, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Fund, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Summit Mutual Funds shares other than the shares of the Fund and that therefore only the holders of shares of the Fund were entitled to vote on the amendment. The sole shareholder of the EAFE International Index Fund approved the Agreement as amended on December 29, 2000.

The Investment Advisory Agreement provides that the Adviser shall not be liable to Summit Mutual Funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by Summit Mutual Funds or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the Funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Fund whose shareholders approved the Agreement.

Investment Subadvisory Agreements
The agreement between the Adviser and World Asset Management, L.L.C. as subadviser for the EAFE International Index Fund was approved by the Summit Mutual Fund's Board of Directors on November 10, 2000, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World Asset Management is subject to the same control and supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Fund's net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 29, 2000.

The Agreement between the Adviser and Scudder Kemper Investments, Inc. as subadviser for the Money Market Fund was approved by the Fund's Board of Directors on May 8, 2000, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. Scudder is subject to the same control and supervision by the Fund's Board of Directors as is the Adviser. The Adviser will pay Scudder a monthly fee computed on a daily basis, at an annual rate, equal to .20% of the first $50,000,000, .15% of the next $200,000,000,
 .12% of the next $750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 29, 2000.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to Summit Mutual Funds under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. On February 25, 2000 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

License Agreement
As stated in the Prospectus, the Total Social Impact(trademark symbol) (TSI) ratings are the product of collaborative research and analytical efforts conducted by The Total Social Impact Foundation, Inc. in conjunction with a group of academic institutions. The Adviser receives and uses the TSI ratings from The Total Social Impact Foundation, Inc. under an exclusive licensing agreement, and has agreed to pay The Total Social Impact Foundation, Inc. an initial one-time license fee not to exceed $100,000, plus an annual fee equal to .10% of the average net assets of the Total Social Impact Fund. The fee is paid by the Adviser, not the Fund.

Securities Activities of Adviser
Securities held by Summit Mutual Funds may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Funds or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Funds, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Code of Ethics
The Adviser, as well as Summit Mutual Funds, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.


                DETERMINATION OF NET ASSET VALUE

As described on page 34 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the shares of a Fund.

Securities held by the Funds, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the Nasdaq National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

               PURCHASE AND REDEMPTION OF SHARES

The Fund offers its shares, without sales charge, to Union Central and its exempt separate accounts, as well as to other investors.

Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                               TAXES

Each Fund of the Fund will be treated as a separate entity for federal income tax purposes. Each Fund has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Fund will be relieved from federal income tax on the amounts distributed.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

                FUND TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. In placing orders, it is the policy of the Funds to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Fund of Summit Mutual Funds invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Fund securities transactions of each Fund will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Funds will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During the fiscal year ended September 30, 2000, 29% of Summit Mutual Funds' total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during the fiscal year ended September 30, 2000 were $161,801.

                         DISTRIBUTOR

Carillon Investments, Inc. serves as the Funds' Distributor or principal underwriter pursuant to a Distribution Agreement with Summit Mutual Funds dated February 25, 2000. Carillon Investments is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of Fund shares is continuous. The Distribution Agreement provides that Carillon Investments, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature. See the section entitled "Administration" for a description of the compensation Carillon Investments receives from the Adviser for providing certain administrative services to Summit Mutual Funds.

Carillon Investments has also entered into a shareholder services agreement with the Adviser under which it supervises and monitors shareholder fulfillment services provided by Firstar Mutual Fund Services, LLC ("Firstar"), and provides certain shareholder services relative to the Summit Apex Series of Funds. In consideration for its services, the Adviser pays Carillon Investments an annual fee of $12,000, and pays or reimburses it for any actual out-of-pocket expenses, as well as for the fees charged by Firstar for providing shareholder fulfillment services.


                   GENERAL INFORMATION

Capital Stock
Summit Mutual Funds is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. Summit Mutual Funds was incorporated under the laws of the State of Maryland on January 30, 1984. Summit Mutual Funds is a series fund with twenty six classes of stock, one for each Fund (three of which are no longer offered to shareholders). The authorized capital stock of Summit Mutual Funds consists of 700,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                       Authorized Capital
Stock
Summit Pinnacle Series
     Zenith Portfolio                          40,000,000 shares
     Bond Portfolio                            30,000,000 shares
     Capital Portfolio*                        30,000,000 shares
     S&P 500 Index Portfolio                   30,000,000 shares
     Micro-Cap Portfolio*                      20,000,000 shares
     S&P MidCap 400 Index Portfolio            20,000,000 shares
     Balanced Index Portfolio                  20,000,000 shares
     Lehman Aggregate Bond Index Portfolio     20,000,000 shares
     Russell 2000 Small Cap Index Portfolio    20,000,000 shares
     Nasdaq -100 Index Portfolio               20,000,000 shares
     EAFE International Index Portfolio        20,000,000 shares

Summit Apex Series
     Money Market Fund                        150,000,000 shares
     S&P 500 Index Fund                        20,000,000 shares
     S&P MidCap 400 Index Fund                 20,000,000 shares
     Russell 2000 Small Cap Index Fund         20,000,000 shares
     Balanced Index Fund                       20,000,000 shares
     Nasdaq-100 Index Fund                     20,000,000 shares
     Lehman Aggregate Bond Index Fund          20,000,000 shares
     Micro-Cap Fund*                           20,000,000 shares
     Bond Fund                                 20,000,000 shares
     Everest Fund                              20,000,000 shares
     Total Social Impact Fund                  20,000,000 shares
     Short-term Government Fund                20,000,000 shares
     Yield Bond Fund                           20,000,000 shares
     Emerging Markets Bond Fund                20,000,000 shares
     EAFE International Index Fund             20,000,000 shares

* The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Fund and may increase or decrease the number of authorized shares of any Fund, but may not decrease the number of authorized shares of any Fund below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets of such Fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Summit Mutual Funds has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, Summit Mutual Funds shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. Summit Mutual Funds intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Fund, only shares of the respective Fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of Summit Mutual Funds voting for the election of directors can elect all of the directors of Summit Mutual Funds if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Funds. Matters that affect all Funds but where the interests of the Funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Fund. Matters affecting only one Fund, such as a change in its fundamental policies, are voted on separately by that Fund.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of Summit Mutual Funds.

The phrase "a majority of the outstanding voting securities" of a Fund (or of Summit Mutual Funds) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or Summit Mutual Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or Summit Mutual Funds).

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of shareholders.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Summit Mutual Funds has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                    INDEPENDENT AUDITORS

The financial statements of Summit Mutual Funds have been audited by Deloitte & Touche LLP, 2 Prudential Plaza, 180 North Stetson
Avenue, Chicago, Illinois 60601-6779.

     S&P, FRANK RUSSELL, NASDAQ, EAFE AND TOTAL SOCIAL IMPACT
                          DISCLAIMERS

S&P 500

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P Midcap 400 Index", and "Standard & Poor's Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P Midcap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of the Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P Midcap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT MUTUAL FUNDS, BENEFICIAL OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


RUSSELL 2000

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all
securities upon which the Index is based.   FRANK RUSSELL COMPANY
MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


NASDAQ

""asdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq 100 Index Fund. The Nasdaq 100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq 100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

EAFE

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TOTAL SOCIAL IMPACT

The Total Social Impact Fund is not sponsored, endorsed, sold or promoted by The Total Social Impact Foundation, Inc. ("TSI").
TSI makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of The Total Social Impact Ratings ("TSI Ratings") to track general stock market performance. TSI's only relationship to Summit Investment Partners, Inc. and Summit Mutual Funds is the licensing of certain trademarks and trade names of the TSI and of the TSI Ratings which are determined, composed and calculated by TSI without regard to Summit Investment Partners, Inc. or this Fund. TSI has no obligation to take the needs of the Summit Investment Partners, Inc., Summit Mutual Funds or the owners of this Fund into consideration in determining, encompassing or calculating the TSI Ratings. TSI is not responsible for and has not participated in the determination of the prices and amount of this Fund or the timing of the issuance or sale of this Fund or in the determination or calculation of the equation by which this Fund is to be converted into cash. TSI has no obligation or liability in connection with the administration, marketing or trading of this Fund.

TSI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN AND TSI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. TSI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT INVESTMENT PARTNERS, INC., SUMMIT MUTUAL FUNDS, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN. TSI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE TSI RATINGS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL TSI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  Summit Mutual Funds, Inc.

                    SUMMIT APEX SERIES
                   Financial Statements
               Year Ended September 30, 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Summit Mutual
Funds, Inc. - Apex Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Summit Mutual Funds, Inc. - Apex Series (the "Funds"), including S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-Term Government Fund, and Money Market Fund, as of September 30, 2000, and the related statements of operations, changes in net assets, and the financial highlights for the periods from the respective dates of inception to September 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods from the respective dates of inception to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Chicago, Illinois
November 10, 2000

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2000

                                                      S&P           Russell 2000
                                       S&P 500        MidCap 400    Small Cap     Nasdaq-100
                                       Index Fund     Index Fund    Index Fund    Index Fund
                                       ------------   -----------   -----------   -----------
ASSETS
Investments in securities, at value
  (cost $167,278,008; $22,415,948;
   $16,307,651; $14,801,543)           $160,664,795   $23,703,611   $15,846,795   $12,815,637
Cash                                          4,856             0         1,350             0

Receivables:
  Shares sold                                 7,314        89,769         1,066       392,056
  Securities sold                           530,589       467,656        52,663         5,326
  Interest and dividends                    141,035        24,611        16,814         9,769
Variation margin                            (27,875)      (27,300)       (7,050)     (121,740)
Receivable from Adviser                           0             0        45,193        11,714
Prepaid expenses and other                    5,860         2,251         2,244         3,194
                                       ------------   -----------   -----------   -----------
                                        161,326,574    24,260,598    15,959,075    13,115,956
                                       ------------   -----------   -----------   -----------

LIABILITIES
Payables:
  Investment securities purchased           261,895       221,895        42,527             0
  Shares redeemed                            81,970             0             0             0
  Bank overdraft                                  0             0             0             0
  Investment advisory fees                   39,211           308             0             0
  Custodian and fund accounting fees         12,788         8,541        10,583         7,006
  Professional fees                          10,994        11,141        12,509        10,701
  Other accrued expenses                     21,014         3,710         4,671         5,669
                                       ------------   -----------   -----------   -----------

                                            427,872       245,595        70,290        23,376
                                       ------------   -----------   -----------   -----------
NET ASSETS
Paid-in capital                         167,563,609    22,492,482    16,320,989    15,256,210
Undistributed net investment income         155,391        46,094        22,193        32,585
Accumulated net realized gain/(loss)
 on investments and futures contracts      (119,647)      235,314        32,009        80,831
Net unrealized appreciation/
 (depreciation) on investments
 and futures contracts                   (6,700,651)    1,241,113      (486,406)   (2,277,046)
                                       ------------   -----------   -----------   -----------
                                       $160,898,702   $24,015,003   $15,888,785   $13,092,580
                                       ============   ===========   ===========   ===========

Shares authorized ($.10) par value       20,000,000    20,000,000    20,000,000    20,000,000

Shares outstanding                       16,762,886     2,241,523     1,480,564     1,321,577

Net assets value, offering and
   redemption price per share                 $9.60        $10.71        $10.73         $9.91

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2000

                                                           Lehman
                                           Balanced        Aggregate Bond  Everest
                                           Index Fund      Index Fund      Fund
                                           ----------      --------------  -------
ASSETS
Investments in securities, at value
   (cost $34,696,515;  $15,917,363;
       $47,496,392)                        $34,060,823     $16,129,815     $48,678,416
Cash                                               310               0               0

Receivables:
   Shares sold                                       0           3,206               0
   Securities sold                                 215               0       3,617,523
   Interest and dividends                      184,894         179,463          62,398
Variation margin                               (11,150)              0               0
Receivable from Adviser                              0               0               0
Prepaid expenses and other                      19,644           2,094          22,375
                                           -----------     -----------     -----------
                                            34,254,736      16,314,578      52,380,712
                                           -----------     -----------     -----------

LIABILITIES
Payables:
  Investment securities purchased                    0               0       2,870,456
  Shares redeemed                               68,532               0          19,770
  Bank overdraft                                     0               0               0
  Investment advisory fees                      16,782           1,326          28,224
  Custodian and fund accounting fees             9,943           9,200           6,522
  Professional fees                             11,038          10,586          10,176
  Other accrued expenses                         8,108           3,358           5,783
                                           -----------     -----------     -----------
                                               114,403          24,470       2,940,931
                                           -----------     -----------     -----------
NET ASSETS
Paid-in capital                             34,644,543      15,938,471      47,155,654
Undistributed net investment income            127,727         130,964         108,377
Accumulated net realized gain/(loss)
  on investments and futures contracts          38,730           8,221         993,726
Net unrealized appreciation/
  (depreciation) on investment
  and futures contracts                       (670,667)        212,452       1,182,024
                                           -----------     -----------     -----------
                                           $34,140,333     $16,290,108     $49,439,781
                                           ===========     ===========     ===========

Shares authorized ($.10) par value          20,000,000      20,000,000      20,000,000

Shares outstanding                           3,458,646       1,593,904       4,816,990

Net assets value, offering and
  redemption price per share                     $9.87          $10.22          $10.26

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2000

                                                           Short-Term
                                           Bond            Government      Money
                                           Fund            Fund            Market Fund
                                           ----            ----------      -----------
ASSETS
Investments in securities, at value        $68,776,390     $10,129,772     $64,251,524
  (cost $69,310,023;  $10,057,835;
     $64,251,524)
   Cash                                             18               0               0

   Receivables:
      Shares sold                                    0               0         122,793
      Securities sold                          878,938               0               0
      Interest and dividends                 1,154,513         129,537         154,233
   Variation margin                                  0               0               0
   Receivable from Adviser                           0           4,522               0
   Prepaid expenses and other                    3,532             413           4,363
                                           -----------     -----------     -----------
                                            70,813,391      10,264,244      64,532,913
                                           -----------     -----------     -----------
LIABILITIES
Payables:
   Investment securities purchased             874,440               0               0
   Shares redeemed                               9,856          43,260               0
   Bank overdraft                                    0               0           2,000
   Investment advisory fees                     27,686               0          12,784
   Custodian and fund accounting fees            9,916           8,224          11,243
   Professional fees                             9,988          10,209          10,407
   Other accrued expenses                        6,648           3,770           7,420
                                           -----------     -----------     -----------
                                               938,534          65,463          43,854
                                           -----------     -----------     -----------
NET ASSETS
Paid-in capital                             69,614,447      10,010,836      64,489,059
Undistributed net investment income            672,743          73,758               0
Accumualted net realized gain/(loss)
   on investment and futures contracts         121,300          42,250               0
Net unrealized appreciation/
   (depreciation) on investments
   and futures contracts                      (533,633)         71,937               0
                                           -----------     -----------     -----------
                                           $69,874,857     $10,198,781     $64,489,059
                                           ===========     ===========     ===========

Shares authorized ($.10) par value         20,000,000      20,000,000      150,000,000

Shares outstanding                          6,957,855       1,001,122       64,489,059

Net assets value, offering and
   redemption price per share                  $10.04          $10.19            $1.00


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF OPERATIONS

<captiion>
                                                       S&P           Russell 2000
                                  S&P 500           MidCap 400        Small Cap          Nasdaq-100
                                 Index Fund         Index Fund        Index Fund         Index Fund
                              ------------------ ------------------ ------------------ ------------------
                                 Period from        Period from       Period from        Period from
                                April 3, 2000      April 3, 2000    December 29, 1999  December 28, 1999
                                       to                to                  to                 to
                              September 30, 2000 September 30, 2000 September 30, 2000 September 30, 2000
                              ------------------ ------------------ ------------------ ------------------
INVESTMENT INCOME
Interest                         $    79,464        $    62,093        $    39,475        $   103,331
Dividends (net of foreign
 withholding taxes of
 $8,614; $0; $14; $35)               896,195            101,150             98,356              1,316
                                 -----------        -----------        -----------        -----------
                                     975,659            163,243            137,831            104,647
                                 -----------        -----------        -----------        -----------
EXPENSES
Investment advisory fees             239,156             29,469             26,844             21,484
Custodian fees and expenses           22,990              7,105             41,483              3,586
Fund accounting fees                  21,759             16,789             33,849             19,608
Professional fees                     11,892             11,376             12,720             10,888
Directors' fees                       13,161              1,466              1,172                864
Transfer agent fees                    6,074              6,074              7,202              7,211
Other                                 20,434              3,846              6,055              6,886
                                 -----------        -----------        -----------        -----------
                                     335,466             76,125            129,325            70,527
Expense reimbursements
 and waivers                         (15,902)           (18,760)           (72,037)          (32,792)
                                 -----------        -----------        -----------       -----------

                                     319,564             57,365             57,288             37,735
                                 -----------        -----------        -----------        -----------

NET INVESTMENT INCOME                656,095            105,878             80,543             66,912
                                 -----------        -----------        -----------        -----------


REALIZED AND UNREALIZED
   GAIN/(LOSS)
Net realized gain/(loss)
 on investments                     (121,672)           (12,070)           (53,976)           (86,359)
Net realized gain/(loss)
 on futures contracts
 and options                           2,025            247,384             85,985            167,190
                                 -----------        -----------        -----------        -----------

                                    (119,647)           235,314             32,009             80,831
                                 -----------        -----------        -----------        -----------

Net change in unrealized
 appreciation/(depreciation)
 on investments and futures
 contracts                        (6,700,651)         1,241,113           (486,406)        (2,277,046)
                                 -----------        -----------        -----------        -----------

NET REALIZED AND UNREALIZED
   GAIN/(LOSS)                  (6,820,298)         1,476,427           (454,397)        (2,196,215)
                                 -----------        -----------        -----------        -----------

NET INCREASE/(DECREASE) IN NET
   ASSETS FROM OPERATIONS        $(6,164,203)       $ 1,582,305        $  (373,854)       $(2,129,303)
                                 ===========        ===========        ===========        ===========

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF OPERATIONS

                                                                  Lehman
                                             Balanced          Aggregate Bond         Everest
                                            Index Fund           Index Fund             Fund
                                         ------------------   ------------------   ------------------
                                            Period from          Period from         Period from
                                           April 3, 2000        April 3, 2000      December 29, 1999
                                                 to                   to                   to
                                         September 30, 2000   September 30, 2000   September 30, 2000
                                         ------------------   ------------------   ------------------
INVESTMENT INCOME
Interest                                    $528,913             $535,970             $   81,507
Dividends (net of foreign withholding
  taxes of $1,135, $0, $0)                   116,547                    0                539,215
                                            --------             --------             ----------
                                             645,460              535,970                620,722
                                            --------             --------             ----------
EXPENSES
Investment advisory fees                      52,908               23,749                172,390
Custodian fees and expenses                    7,709                1,856                  8,019
Fund accounting fees                          14,935               16,034                 17,733
Professional fees                             11,379               10,801                 10,860
Directors' fees                                2,573                1,164                  4,464
Transfer agent fees                            5,936                6,074                  7,379
Other                                          8,709                3,367                  5,803
                                            --------             --------             ----------
                                             104,149               63,045                226,648
                                            --------             --------             ----------
Expense reimbursements and waivers            (2,106)             (16,941)               (10,581)
                                            --------             --------             ----------
                                             102,043               46,104                216,067
                                            --------             --------             ----------
NET INVESTMENT INCOME                        543,417              489,866                404,655
                                            --------             --------             ----------
REALIZED AND UNREALIZED
    GAIN/(LOSS)
Net realized gain/(loss) on                   (2,528)               8,221                988,866
  investments
Net realized gain/(loss) on futures
  contracts and options                       41,258                    0                  4,860
                                            --------             --------             ----------
                                              38,730                8,221                993,726
                                            --------             --------             ----------
Net change in unrealized appreciation/
  (depreciation) on investments and
  futures contracts                         (670,667)             212,452              1,182,024
                                            --------             --------             ----------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                           (631,937)              220,673              2,175,750
                                            --------             --------             ----------

NET INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS                    $(88,520)            $710,539             $2,580,405
                                            ========             ========             ==========

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF OPERATIONS

                                                                 Short-Term
                                               Bond              Government              Money
                                               Fund                 Fund              Market Fund
                                         ------------------   ------------------   ------------------
                                            Period from          Period from          Period from
                                           April 3, 2000        April 3, 2000        June 28, 2000
                                                 to                   to                   to
                                         September 30, 2000   September 30, 2000   September 30, 2000
                                         ------------------   ------------------   ------------------
INVESTMENT INCOME
Interest                                    $2,685,254           $320,651             $1,156,079
Dividends (net of foreign withholding
  taxes of $0, $0, $0)                               0                  0                      0
                                            ----------           --------             ----------
                                             2,685,254            320,651              1,156,079
                                            ----------           --------             ----------
EXPENSES
Investment advisory fees                       166,708             22,136                 56,156
Custodian fees and expenses                      7,695              1,093                  3,420
Fund accounting fees                            21,650             17,792                  9,880
Professional fees                               10,801             10,387                 10,439
Directors' fees                                  5,704                765                  1,840
Transfer agent fees                              5,936              5,637                  2,945
Other                                            6,516              2,966                  7,370
                                            ----------           --------             ----------
                                               225,010             60,776                 92,050
Expense reimbursements and waivers              (6,843)           (25,013)               (14,562)
                                            ----------           --------             ----------
                                               218,167             35,763                 77,488
                                            ----------           --------             ----------
NET INVESTMENT INCOME                        2,467,087            284,888              1,078,591
                                            ----------           --------             ----------

REALIZED AND UNREALIZED
   GAIN/(LOSS)
Net realized gain/(loss) on                  121,300             42,250                    157
  investments
Net realized gain/(loss) on futures
  contracts and options                              0                  0                      0
                                            ----------           --------             ----------
                                               121,300             42,250                    157
                                            ----------           --------             ----------
Net change in unrealized appreciation/
  (depreciation) on investments and
  futures contracts                           (533,633)            71,937                      0
                                            ----------           --------             ----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS)                                (412,333)           114,187                    157
                                            ----------           --------             ----------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM OPERATIONS                   $2,054,754           $399,075             $1,078,748
                                            ==========           ========             ==========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                                               S&P
                                                         S&P 500            MidCap 400
                                                       Index Fund           Index Fund
                                                    ------------------   -----------------
                                                       Period from          Period from
                                                      April 3, 2000        April 3, 2000
                                                            to                   to
                                                    September 30, 2000   September 30, 2000
                                                    ------------------   ------------------
OPERATIONS
   Net investment income                               $    656,095          $   105,878
   Net realized gain/(loss) on investments
      and futures                                          (119,647)             235,314
   Net change on unrealized appreciation/
      (depreciation) on investments and futures
      contracts                                          (6,700,651)           1,241,113
                                                       ------------          -----------
                                                         (6,164,203)           1,582,305

DISTRIBUTIONS TO  SHAREHOLDERS
   Net investment income                                   (500,704)             (59,784)
   Net realized gain                                              0                    0
                                                       ------------          -----------
                                                           (500,704)             (59,784)
                                                       ------------          -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                             10,454,654            5,562,284
   Proceeds from shares purchased in the formation
      of the Apex Series                                164,731,938           18,434,630
   Reinvestment of distribution                             500,704               59,784
   Payments for shares redeemed                          (8,123,687)          (1,564,216)
                                                       ------------          -----------
                                                        167,563,609           22,492,482
                                                       ------------          -----------
NET INCREASE IN NET ASSETS                              160,898,702           24,015,003

NET ASSETS
   Beginning of year                                              0                    0
                                                       ------------          -----------
   End of year                                         $160,898,702          $24,015,003
                                                       ============          ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $    155,391          $    46,094
                                                       ============          ===========

FUND SHARE TRANSACTIONS
Sold                                                      1,073,499              546,406
Shares purchased in the formation of the Apex Series     16,473,194            1,843,463
   Reinvestment of distribution                              50,020                5,737
   Redeemed                                                (833,827)            (154,083)
                                                       ------------          -----------
Net increase from fund share transactions                16,762,886            2,241,523
                                                       ============          ===========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Russell 2000
                                                        Small Cap           Nasdaq-100
                                                        Index Fund          Index Fund
                                                    ------------------   -----------------
                                                       Period from          Period from
                                                    December 28, 1999    December 28, 1999
                                                            to                   to
                                                    September 30, 2000   September 30, 2000
                                                    ------------------   ------------------
OPERATIONS
   Net investment income                               $    80,543           $    66,912
   Net realized gain/(loss) on investments
      and futures                                           32,009                80,831
   Net change on unrealized appreciation
      (depreciation) on investments and futures
      contracts                                           (486,406)           (2,277,046)
                                                       -----------           -----------
                                                          (373,854)           (2,129,303)
                                                       -----------           -----------
DISTRIBUTIONS TO  SHAREHOLDERS
   Net investment income                                   (58,350)              (34,327)
   Net realized gain on investments                              0                     0
                                                       -----------           -----------
                                                           (58,350)              (34,327)
                                                       -----------           -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                            17,184,666            26,109,106
   Reinvestment of distribution                             58,350                34,327
   Payments for shares redeemed                           (922,027)          (10,887,223)
                                                       -----------           -----------
                                                        16,320,989            15,256,210
                                                       -----------           -----------
NET INCREASE IN NET ASSETS                              15,888,785            13,092,580

NET ASSETS
   Beginning of period                                           0                     0
                                                       -----------           -----------
   End of period                                       $15,888,785           $13,092,580
                                                       ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $    22,193           $    32,585
                                                       ===========           ===========

FUND SHARE TRANSACTIONS
   Sold                                                  1,560,294             2,352,386
   Reinvestment of distribution                              5,489                 3,220
   Redeemed                                                (85,219)           (1,034,029)
                                                       -----------           -----------
Net increase from fund share transactions                1,480,564             1,321,577
                                                       ===========           ===========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                                               Lehman
                                                         Balanced          Aggregate Bond
                                                        Index Fund          Index Fund
                                                    ------------------   -----------------
                                                       Period from          Period from
                                                      April 3, 2000        April 3, 2000
                                                            to                   to
                                                    September 30, 2000   September 30, 2000
                                                    ------------------   ------------------
OPERATIONS
   Net investment income                               $   543,417           $   489,866
   Net realized gain / (loss) on investments
      and futures                                           38,730                 8,221
   Net change on unrealized appreciation/
      (depreciation) on investments and futures
      contracts                                           (670,667)              212,452
                                                       -----------           -----------
                                                           (88,520)              710,539
                                                       -----------           -----------
DISTRIBUTIONS TO  SHAREHOLDERS
   Net investment income                                  (415,690)             (358,902)
   Net realized gain on investments                              0                     0
                                                       -----------           -----------
                                                          (415,690)             (358,902)
                                                       -----------           -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                             3,116,510             1,526,247
   Proceeds from shares purchased in the formation
      of the Apex Series                                35,685,686            15,428,869
   Reinvestment of distribution                            415,690               358,902
   Payments for shares redeemed                         (4,573,343)           (1,375,547)
                                                       -----------           -----------
                                                        34,644,543            15,938,471
                                                       -----------           -----------
NET INCREASE IN NET ASSETS                              34,140,333            16,290,108

NET ASSETS
   Beginning of period                                           0                     0
                                                       -----------           -----------
   End of period                                       $34,140,333           $16,290,108
                                                       ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $   127,727           $   130,964
                                                       ===========           ===========

FUND SHARE TRANSACTIONS
Sold      310,805      151,878
Shares purchased in the formation of the Apex Series     3,568,569             1,542,887
Reinvestment of distribution                                41,280                35,774
Redeemed                                                  (462,008)             (136,635)
                                                       -----------           -----------

Net increase from fund share transactions                3,458,646             1,593,904
                                                       ===========           ===========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                          Everest              Bond
                                                           Fund                Fund
                                                    ------------------   -----------------
                                                       Period from          Period from
                                                    December 29, 1999      April 3, 2000
                                                            to                   to
                                                    September 30, 2000   September 30, 2000
                                                    ------------------   ------------------
OPERATIONS
   Net investment income                               $   404,655           $  2,467,087
   Net realized gain / (loss) on investments
      and futures                                          993,726               121,300
   Net change on unrealized appreciation/
      (depreciation) on investments and futures
      contracts                                          1,182,024              (533,633)
                                                       -----------           -----------
                                                         2,580,405             2,054,754
                                                       -----------           -----------
DISTRIBUTIONS TO  SHAREHOLDERS
   Net investment income                                  (296,278)           (1,794,344)
   Net realized gain on investments                              0                     0
                                                       -----------           -----------
                                                          (296,278)           (1,794,344)
                                                       -----------           -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                             4,662,421             3,128,659
   Proceeds from shares purchased in the formation
      of the Apex Series                                54,900,222            70,654,226
   Reinvestment of distribution                            296,278             1,794,344
   Payments for shares redeemed                        (12,703,267)           (5,962,782)
                                                       -----------           -----------
                                                        47,155,654            69,614,447
                                                       -----------           -----------
NET INCREASE IN NET ASSETS                              49,439,781            69,874,857

NET ASSETS
   Beginning of period                                           0                     0
                                                       -----------           -----------
   End of period                                       $49,439,781           $69,874,857
                                                       ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $   108,377           $   672,743
                                                       ===========           ===========

FUND SHARE TRANSACTIONS
Sold                                                       489,820               311,765
Shares purchased in the formation of the Apex Series     5,567,974             7,065,423
Reinvestment of distribution                                29,305               180,701
Redeemed                                                (1,270,109)             (600,034)
                                                       -----------           -----------
Net increase from fund share transactions                4,816,990             6,957,855
                                                       ===========           ===========

SUMMIT MUTUAL FUNDS, INC.   APEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                        Short-Term            Money
                                                        Government            Market
                                                           Fund                Fund
                                                    ------------------   -----------------
                                                       Period from          Period from
                                                      April 3, 2000        June 28, 2000
                                                            to                   to
                                                    September 30, 2000   September 30, 2000
                                                    ------------------   ------------------
OPERATIONS
   Net investment income                               $   284,888           $ 1,078,591
   Net realized gain / (loss) on investments
      and futures                                           42,250                   157
   Net change on unrealized appreciation/
      (depreciation) on investments and futures
      contracts                                             71,937                     0
                                                       -----------           -----------
                                                           399,075             1,078,748
                                                       -----------           -----------
DISTRIBUTIONS TO  SHAREHOLDERS
   Net investment income                                  (211,130)           (1,078,591)
   Net realized gain on investments                              0                  (157)
                                                       -----------           -----------
                                                          (211,130)           (1,078,748)
                                                       -----------           -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                             1,254,252            21,638,403
   Proceeds from shares purchased in the formation
      of the Apex Series                                 9,782,057            65,628,407
   Reinvestment of distribution                            211,130             1,078,748
   Payments for shares redeemed                         (1,236,603)          (23,856,499)
                                                       -----------           -----------
                                                        10,010,836            64,489,059
                                                       -----------           -----------
NET INCREASE IN NET ASSETS                              10,198,781            64,489,059

NET ASSETS
   Beginning of period                                           0                     0
                                                       -----------           -----------
   End of period                                       $10,198,781           $64,489,059
                                                       ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $    73,758           $         0
                                                       ===========           ===========

FUND SHARE TRANSACTIONS
Sold                                                       124,399            21,638,403
Shares purchased in the formation of the Apex Series       978,206            65,628,407
Reinvestment of distribution                                20,990             1,078,748
Redeemed                                                  (122,473)          (23,856,499)
                                                       -----------           -----------
Net increase from fund share transactions                1,001,122            64,489,059
                                                       ===========           ===========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - Apex Series
SCHEDULE OF INVESTMENTS
S&P 500 INDEX FUND

September 30, 2000

COMMON STOCKS - 98.14%
                                                SHARES      VALUE
                                                ------      -----
BASIC INDUSTRIES - 1.86%
   Air Products & Chemicals                       2,835     $   102,060
   Alcan Aluminium Ltd.                           2,709          78,392
   Alcoa Inc.                                    10,834         274,236
   Allegheny Technologies Inc.                    1,043          18,904
   Avery Dennison Corp.                           1,393          64,600
   Ball Corp.                                       374          11,851
   Barrick Gold Corp.                             4,961          75,655
   Bemis Company                                    647          20,785
*  Bethlehem Steel                                1,621           4,863
   Boise Cascade                                    707          18,780
   Crown Cork & Seal                              1,599          17,089
   Dow Chemical                                   8,477         211,395
   DuPont (E.I.)                                 13,132         544,157
   Eastman Chemical                                 967          35,719
   Engelhard Corp.                                1,556          25,285
*  FMC Corp.                                        378          25,350
   Fort James Corp.                               2,580          78,851
*  Freeport-McMoran Copper & Gold                 2,021          17,810
   Georgia-Pacific Group                          2,114          49,679
   Goodrich (B.F.)                                1,287          50,434
*  Grace (W.R.) & Co.                               887           6,098
   Great Lakes Chemical                             711          20,841
   Hercules, Inc.                                 1,314          18,560
   Homestake Mining                               3,217          16,688
*  Inco, Ltd.                                     2,278          36,733
   International Paper                            6,057         173,760
   Louisiana Pacific                              1,316          12,091
   Mead Corp.                                     1,269          29,663
   Millipore Corp.                                  560          27,125
   Newmont Mining                                 2,072          35,224
   Nucor Corp.                                    1,078          32,475
*  Owens-Illinois                                 1,856          17,168
*  Pactiv Corporation                             2,118          23,695
   Phelps Dodge                                   1,001          41,792
   Placer Dome Inc.                               4,107          38,760
   Potlatch Corp.                                   358          11,322
   PPG Industries                                 2,149          85,288
   Praxair, Inc.                                  1,965          73,442
   Rohm & Haas                                    2,706          78,643
*  Sealed Air Corp.                               1,032          46,698
   Sherwin-Williams                               2,051          43,840
   Sigma-Aldrich                                  1,069          35,277
   Springs Industries Inc.                          221           6,229
   Temple-Inland                                    690          26,134
   Union Carbide                                  1,655          62,476
   USX-U.S. Steel Group                           1,093          16,600
   Vulcan Materials                               1,237          49,712
   Westvaco Corp.                                 1,240          33,093
   Weyerhaeuser Corp.                             2,903         117,209
   Willamette Industries                          1,379          38,612
   Worthington Ind.                               1,103          10,341
                                                            -----------
                                                              2,991,484
                                                            -----------

CAPITAL GOODS - 9.14%
*  Allied Waste Industries                        2,335          21,453
   Armstrong World                                  495           5,909
   Boeing Company                                11,375         716,625
   Briggs & Stratton                                284          10,739
   Caterpillar Inc.                               4,395         148,331
   Cooper Industries                              1,164          41,031
   Corning Inc.                                   3,638       1,080,486
   Crane Company                                    759          17,362
   Cummins Engine Co., Inc.                         512          15,328
   Danaher Corp.                                  1,760          87,560
   Deere & Co.                                    2,893          96,192
   Dover Corp.                                    2,517         118,142
   Emerson Electric                               5,329         357,043
   Fluor Corp.                                      940          28,200
   General Dynamics                               2,484         156,026
   General Electric                             124,000       7,153,247
   Grainger (W.W.) Inc.                           1,154          30,365
   Honeywell International Inc.                  10,008         356,535
   Illinois Tool Works                            3,781         211,263
   Ingersoll-Rand                                 2,022          68,495
   ITT Industries, Inc.                           1,087          35,260
   Lockheed Martin Corp.                          5,366         176,863
   Masco Corp.                                    5,626         104,784
*  Maxim Integrated Products                      3,544         285,071
   McDermott International                          736           8,096
   Minnesota Mining & Manufacturing               4,933         449,520
*  Navistar International Corp.                     776          23,232
   Northrop Grumman Corp.                           859          78,062
   PACCAR Inc.                                      968          35,877
   Pall Corp.                                     1,533          30,564
   Parker-Hannifin                                1,386          46,778
   PerkinElmer, Inc.                                591          61,686
   Pitney-Bowes                                   3,279         129,316
   Raytheon Company                               4,261         121,172
   Rockwell International                         2,346          70,967
*  Solectron Corp.                                7,476         344,831
   Textron Inc.                                   1,839          84,824
*  Thermo Electron                                1,956          50,856
   Thomas & Betts                                   715          12,468
   Timken Co.                                       766          10,485
   TRW Inc.                                       1,503          61,059
   Tyco International                            21,166       1,097,986
   United Technologies                            5,872         406,636
   Waste Management                               7,788         135,803
   Xerox Corp.                                    8,354         125,832
                                                            -----------
                                                             14,708,360
                                                            -----------

CONSUMER DURABLES - 1.15%
   Black & Decker Corp.                           1,074          36,717
   Brunswick Corp.                                1,135          20,714
   Centex Corp.                                     734          23,580
   Cooper Tire & Rubber                             938           9,439
   Dana Corp.                                     1,910          41,065
   Delphi Automotive Systems                      7,059         106,767
   Eaton Corp.                                      910          56,079
   Ford Motor                                    23,494         594,692
   General Motors                                 6,708         436,020
   Genuine Parts                                  2,198          41,899
   Goodyear Tire & Rubber                         1,933          34,794
   Harley-Davidson                                3,807         182,260
   Johnson Controls                               1,056          56,166
   Kaufman & Broad Home Corp.                       590          15,893
   Leggett & Platt                                2,427          38,377
   Maytag Corp.                                     983          30,534
   Pulte Corp.                                      535          17,655
   Snap-On Inc.                                     723          17,036
   Stanley Works                                  1,105          25,484
   Visteon Corp.                                  1,630          24,654
   Whirlpool Corp.                                  920          35,765
                                                            -----------
                                                              1,845,590
                                                            -----------
CONSUMER NON-DURABLES - 5.98%
   Alberto-Culver                                   689          19,852
   Anheuser-Busch                                11,330         479,401
   Archer-Daniels-Midland                         7,881          67,976
   Avon Products                                  2,995         122,421
*  Bestfoods                                      3,448         250,842
   Brown-Forman Corp.                               847          46,373
   Campbell Soup                                  5,272         136,413
   Clorox Co.                                     2,924         115,681
   Coca Cola Co.                                 31,035       1,710,800
   Coca-Cola Enterprises                          5,260          83,831
   Colgate-Palmolive                              7,202         339,934
   ConAgra Foods Inc.                             6,680         134,018
   Coors (Adolph)                                   456          28,814
   Eastman Kodak                                  3,902         159,494
   Fortune Brands, Inc.                           2,028          53,742
   General Mills                                  3,655         129,753
   Gillette Co.                                  13,089         404,123
   Hasbro Inc.                                    2,173          24,854
   Heinz (H.J.)                                   4,384         162,482
   Hershey Foods                                  1,711          92,608
   International Flavors & Fragrances             1,299          23,707
   Kellogg Co.                                    5,085         122,993
   Kimberly-Clark                                 6,967         388,846
   Liz Claiborne, Inc.                              731          28,144
   Mattel, Inc.                                   5,338          59,719
   Nabisco Group Hldgs.                           4,093         116,651
   Newell Rubbermaid Inc.                         3,342          76,239
   NIKE Inc.                                      3,412         136,693
   PepsiCo Inc.                                  18,069         831,174
   Philip Morris                                 28,672         844,032
   Polaroid Corp.                                   550           7,391
   Procter & Gamble                              16,399       1,098,733
   Quaker Oats                                    1,654         130,873
   Ralston-Ralston Purina Group                   3,846          91,102
*  Reebok International                             696          13,094
   Russell Corp.                                    409           6,493
   Sara Lee Corp.                                10,903         221,467
   Seagram Co. Ltd.                               5,472         314,298
   Tupperware Corp.                                 713          12,834
   Unilever N.V.                                  7,167         345,808
   UST Inc.                                       2,034          46,528
   V.F. Corp.                                     1,460          36,044
   Wrigley (Wm) Jr.                               1,431         107,146
                                                            -----------
                                                              9,623,421
                                                            -----------
CONSUMER SERVICES - 11.49%
   Albertson's                                    5,312         111,552
*  America Online                                 28,806      1,548,323
   American Greetings Class A                        798         13,965
*  AutoZone Inc.                                   1,708         38,750
*  Bed Bath & Beyond                               3,470         84,635
*  Best Buy Co., Inc.                              2,527        160,780
   Carnival Corp.                                  7,627        187,815
*  Cendant Corporation                             9,041         98,321
   Circuit City Group                              2,514         57,822
*  Clear Channel Communications                    7,341        414,767
*  Comcast Class A Special                        11,256        460,793
*  Consolidated Stores                            1,370          18,495
*  Convergys Corp.                                1,923          74,757
*  Costco Wholesale Corp.                         5,602         195,720
   CVS Corp.                                      4,845         224,384
   Darden Restaurants                             1,584          32,967
   Deluxe Corp.                                     907          18,423
   Dillard Inc.                                   1,174          12,474
   Dollar General                                 4,085          68,424
   Donnelley (R.R.) & Sons                        1,563          38,391
   Dow Jones & Co.                                1,110          67,155
*  Dun & Bradstreet Corp                          1,989          68,496
   Ecolab Inc.                                    1,602          57,772
*  Federated Dept. Stores                         2,683          70,093
   Gannett Co.                                    3,342         177,126
   Gap (The)                                     10,669         214,714
   Harcourt General Inc.                            880          51,920
*  Harrah's Entertainment                         1,533          42,158
   Hilton Hotels                                  4,618          53,396
   Home Depot                                    29,009       1,539,290
   Interpublic Group                              3,783         128,858
*  K mart                                         6,019          36,114
   Knight-Ridder Inc.                               974          49,491
*  Kohl's Corp.                                   4,090         235,942
*  Kroger Co.                                    10,470         236,229
   Limited, Inc.                                  5,387         118,851
   Longs Drug Stores                                486           9,295
   Lowe's Cos.                                    4,794         215,131
   Marriott International                         3,005         109,495
   May Dept. Stores                               4,169          85,465
   McDonald's Corp.                              16,739         505,309
   McGraw-Hill                                    2,424         154,076
   Meredith Corp.                                   636          18,762
   National Service Ind.                            503           9,840
   New York Times Class A                         2,117          83,225
   Nordstrom                                      1,664          25,896
*  Office Depot                                   3,965          30,977
   Omnicom Group                                  2,194         160,025
   Penney (J.C.)                                  3,273          38,662
*  Qwest Communication International             20,469         983,791
   RadioShack Corp.                               2,390         154,454
*  Sabre Holdings Corporation                     1,601          46,329
*  Safeway Inc.                                   6,224         290,583
   Sears, Roebuck & Co.                           4,421         143,329
*  Staples Inc.                                   6,073          86,161
*  Starbucks Corp.                                2,301          92,184
   Supervalu Inc.                                 1,648          24,823
   Sysco Corp.                                    4,178         193,494
   Target Corp.                                  11,436         293,048
   Tiffany & Co.                                  1,818          70,107
   Time Warner Inc.                              16,498       1,290,969
   TJX Companies Inc.                             3,761          84,623
*  Toys R Us Holding Cos.                         2,711          44,054
   Tribune Co.                                    3,867         168,698
*  TRICON Global Restaurants                      1,867          57,177
*  Viacom Inc.                                   19,122       1,118,637
   Walgreen Co.                                  12,637         479,416
   Wal-Mart Stores                               55,885       2,689,458
   Walt Disney Co.                               26,053         996,527
   Wendy's International                          1,426          28,609
   Winn-Dixie                                     1,807          25,976
*  Yahoo! Inc.                                    6,812         619,892
*  Young & Rubicam Inc.                             861          42,620
                                                            -----------
                                                             18,480,280
                                                            -----------
ENERGY - 5.74%
   Amerada Hess                                   1,121          75,037
   Anadarko Petroleum                             2,993         198,915
   Apache Corp.                                   1,410          83,366
   Ashland Inc.                                     878          29,578
   Baker Hughes                                   4,140         153,698
   Burlington Resources                           2,689          98,989
   Chevron Corp.                                  8,175         696,919
   Conoco Inc                                     7,828         210,867
   Devon Energy Corp.                             1,607          96,661
   Exxon Mobil Corp.                             43,649       3,890,216
   Halliburton Co.                                5,566         272,386
   Kerr-McGee                                     1,180          78,175
   Occidental Petroleum                           4,622         100,817
   Phillips Petroleum                             3,183         199,733
*  Rowan Cos.                                     1,141          33,089
   Royal Dutch Petroleum                         26,887       1,611,540
   Schlumberger Ltd.                              7,135         587,300
   Sunoco Inc.                                    1,115          30,035
   Texaco Inc.                                    6,922         363,405
   Tosco Corp.                                    1,779          55,483
   Transocean Sedco Forex Inc.                    2,639         154,711
   Unocal Corp.                                   2,997         106,206
                                                            -----------
                                                              9,238,044
                                                            -----------

FINANCE - 15.43%
   AFLAC Inc.                                     3,290         210,766
   Allstate Corp.                                 9,337         324,461
   American Express                              16,751       1,017,623
   American General                               3,115         242,970
   American Int'l. Group                         28,990       2,773,981
   AmSouth Bancorporation                         4,926          61,575
   Aon Corp.                                      3,173         124,540
   Associates First Capital                       9,133         347,054
   Bank of America Corp.                         20,780       1,088,353
   Bank of New York                               9,248         518,466
   Bank One Corp.                                14,380         555,428
   BB&T Corporation                               4,370         131,646
   Bear Stearns Cos.                              1,402          88,326
   Block H&R                                      1,216          45,068
   Capital One Financial                          2,438         170,812
   Charles Schwab                                17,074         606,127
   Charter One Financial                          2,730          66,544
   Chase Manhattan                               16,500         762,094
   Chubb Corp.                                    2,175         172,097
   CIGNA Corp.                                    2,084         217,570
   Cincinnati Financial                           2,029          72,030
   CIT Group Inc.                                 3,035          53,113
   Citigroup Inc.                                56,420       3,050,200
   Comerica Inc.                                  1,933         112,960
   Conseco Inc.                                   4,044          30,836
   Countrywide Credit Industries                  1,401          52,888
   Fannie Mae                                    12,671         905,977
   Federal Home Loan Mtg.                         8,717         471,263
   Fifth Third Bancorp                            5,826         313,876
   First Union Corp.                             12,295         395,745
   Firstar Corporation                           12,117         271,118
   FleetBoston Financial Corp.                   11,318         441,402
   Franklin Resources Inc.                        3,074         136,578
   Golden West Financial                          1,998         107,143
   Hartford Financial Services Group              2,740         199,849
   Household International                        5,933         335,956
   Huntington Bancshares                          3,113          45,722
   Jefferson-Pilot                                1,295          87,898
   KeyCorp                                        5,452         138,004
   Lehman Brothers Holdings                       1,484         219,261
   Lincoln National                               2,416         116,270
   Loews Corp.                                    1,237         103,135
   Marsh & McLennan                               3,380         448,695
   MBIA Inc.                                      1,231          87,555
   MBNA Corp.                                    10,850         417,725
   Mellon Financial Corp.                         6,159         285,624
   Merrill Lynch                                  9,726         641,916
   MGIC Investment                                1,307          79,890
   Morgan (J.P.) & Co.                            2,036         332,632
   Morgan Stanley, Dean Witter & Co.             14,192       1,297,681
   National City Corp.                            7,622         168,637
   Northern Trust Corp.                           2,752         244,584
   Old Kent Financial                             1,719          49,744
   PaineWebber Group                              1,826         124,396
   PNC Financial Services Group                   3,635         236,275
   Progressive Corp.                                904          74,015
   Providian Financial Corp.                      1,755         222,885
   Regions Financial Corp.                        2,767          62,776
   SAFECO Corp.                                   1,607          43,791
   SouthTrust Corp.                               2,074          65,201
   St. Paul Cos.                                  2,659         131,122
   State Street Corp.                             1,978         257,140
   Stilwell Financial                             2,732         118,842
   Summit Bancorp                                 2,161          74,555
   SunTrust Banks                                 3,792         188,889
   Synovus Financial                              3,541          75,025
   T. Rowe Price Associates                       1,479          69,421
   Torchmark Corp.                                1,626          45,223
   U.S. Bancorp                                   9,427         214,464
   Union Planters                                 1,743          57,628
   UNUMProvident Corp.                            2,967          80,851
   USA Education Inc.                             1,967          94,785
   Wachovia Corp.                                 2,506         142,059
   Washington Mutual, Inc.                        6,868         273,432
   Wells Fargo & Co.                             20,203         928,075
                                                            -----------
                                                             24,822,258
                                                            -----------
HEALTH CARE - 11.31%
   Abbott Labs                                   19,428         924,044
   Aetna Inc.                                     1,768         102,655
   Allergan, Inc.                                 1,626         137,295
*  ALZA Corp. Class A                             1,262         109,163
   American Home Products                        16,353         924,967
*  Amgen                                         12,874         898,967
   Bard (C.R.) Inc.                                 633          26,744
   Bausch & Lomb                                    713          27,762
   Baxter International Inc.                      3,597         287,086
   Becton, Dickinson                              3,165          83,675
*  Biogen, Inc.                                   1,857         113,277
   Biomet, Inc.                                   2,224          77,840
*  Boston Scientific                              5,127          84,275
   Bristol-Myers Squibb                          24,734       1,412,930
   Cardinal Health, Inc                           3,477         306,628
*  Guidant Corp.                                  3,800         268,613
   HCA-The Healthcare Co.                         6,963         258,501
*  HCR Manor Care                                 1,274          19,986
*  Healthsouth Corp.                              4,833          39,268
*  Humana Inc.                                    2,071          22,263
   IMS Health Inc.                                3,727          77,335
   Johnson & Johnson                             17,440       1,638,270
   Lilly (Eli) & Co.                             14,161       1,148,811
   Mallinckrodt Inc.                                848          38,690
   McKesson HBOC Inc.                             3,533         107,977
*  MedImmune Inc.                                 2,616         202,086
   Medtronic Inc.                                15,008         777,602
   Merck & Co.                                   28,832       2,146,182
   Pfizer, Inc.                                  78,926       3,546,737
   Pharmacia Corp.                               15,916         957,944
*  Quintiles Transnational                        1,421          22,647
   Schering-Plough                               18,358         853,647
*  St Jude Medical                                1,040          53,040
*  Tenet Healthcare Corp.                         3,922         142,663
   United Health Group Inc.                       2,036         201,055
*  Watson Pharmaceuticals                         1,187          77,007
*  WellPoint Health Networks                        787          75,552
                                                            -----------
                                                             18,193,184
                                                            -----------
PUBLIC UTILITIES - 8.56%
*  AES Corp.                                      5,728         392,368
   ALLTEL Corp.                                   3,953         206,297
   Ameren Corp.                                   1,696          71,020
   American Electric Power                        4,034         157,844
   AT&T Corp.                                    46,688       1,371,460
   BellSouth                                     23,592         949,578
   CenturyTel, Inc.                               1,727          47,061
   CINergy Corp.                                  1,965          64,968
   CMS Energy                                     1,376          37,066
   Coastal Corp.                                  2,641         195,764
   Columbia Energy Group                          1,005          71,355
   Consolidated Edison Hldgs.                     2,658          90,704
   Constellation Energy Group                     1,849          91,988
   CP&L Energy Inc.                               1,973          82,249
   Dominion Resources                             2,942         170,820
   DTE Energy Co.                                 1,793          68,582
   Duke Energy                                    4,608         395,136
   Eastern Enterprises                              334          21,313
   Edison Int'l                                   4,167          80,475
   El Paso Energy                                 2,900         178,713
   Enron Corp.                                    9,179         804,310
   Entergy Corp.                                  2,884         107,429
   FirstEnergy Corp.                              2,881          77,607
   Florida Progress                               1,214          64,266
   FPL Group                                      2,216         145,702
   GPU Inc.                                       1,526          49,500
   KeySpan Corp.                                  1,676          67,250
*  NEXTEL Communications                          9,509         444,546
*  Niagara Mohawk Hldgs Inc.                      2,193          34,540
   NICOR Inc.                                       582          21,061
   ONEOK Inc.                                       382          15,185
   PECO Energy Co.                                2,126         128,756
   Peoples Energy                                   439          14,652
   PG&E Corp.                                     4,832         116,874
   Pinnacle West Capital                          1,048          53,317
   PPL Corporation                                1,776          74,148
   Public Serv. Enterprise Inc.                   2,702         120,746
   Reliant Energy                                 3,707         172,376
   SBC Communications Inc.                       42,653       2,132,649
   Sempra Energy                                  2,526          52,572
   Southern Co.                                   8,133         263,814
   Sprint Corp. FON Group                        10,992         322,203
*  Sprint Corp. PCS Group                        11,476         402,377
   TXU Corp.                                      3,307         131,040
   Unicom Corp.                                   2,229         125,242
   Verizon Communications                        34,108       1,652,106
   Williams Cos.                                  5,539         234,023
*  WorldCom Inc.                                 35,899       1,090,432
   Xcel Energy Inc.                               4,183         115,033
                                                            -----------
                                                             13,778,517
                                                            -----------

TECHNOLOGY - 26.95%
*  Adaptec, Inc.                                  1,285          25,700
*  ADC Telecommunications                         8,462         227,548
   Adobe Systems                                  1,465         227,441
*  Advanced Micro Devices                         3,842          90,767
*  Agilent Technologies                           5,668         277,378
*  Altera Corp.                                   4,932         235,503
*  American Power Conversion                      2,431          46,645
*  Analog Devices                                 4,436         366,247
*  Andrew Corp.                                     996          26,083
*  Apple Computer                                 4,081         105,086
*  Applied Materials                             10,126         600,598
   Autodesk, Inc.                                   762          19,336
   Automatic Data Processing Inc.                 7,864         525,905
*  BMC Software                                   3,019          57,738
*  Broadcom Corporation                           2,850         694,688
*  Cabletron Systems                              2,253          66,182
*  Ceridian Corp.                                 1,788          50,176
*  Cisco Systems                                 88,500       4,889,622
*  Citrix Systems                                 2,321          46,565
   COMPAQ Computer                               21,291         587,206
   Computer Associates International              7,378         185,833
*  Computer Sciences Corp.                        2,069         153,623
*  Compuware Corp.                                4,520          37,855
*  Comverse Technology                            1,888         203,904
*  Conexant Systems                               2,725         114,109
*  Dell Computer                                 32,287         994,843
   Electronic Data Systems                        5,820         241,530
*  EMC Corp.                                     27,208       2,696,993
   Equifax Inc.                                   1,748          47,087
   First Data                                     5,181         202,383
*  Gateway, Inc.                                  4,035         188,636
*  Global Crossing                               11,058         342,798
   Hewlett-Packard                               12,540       1,216,380
   Intel Corp.                                   83,984       3,490,585
   International Business Machines               22,000       2,475,000
*  JDS Uniphase Corp.                            11,700       1,107,844
*  KLA-Tencor Corp.                               2,332          96,049
*  Lexmark International Inc.                     1,579          59,213
   Linear Technology Corp.                        3,901         252,590
*  LSI Logic                                      3,849         112,583
   Lucent Technologies                           42,000       1,283,625
*  Mercury Interactive                              997         156,280
*  Micron Technology                              6,957         320,022
*  Microsoft Corp.                               66,000       3,980,625
   Molex Inc.                                     2,424         131,957
   Motorola Inc.                                 26,987         762,383
*  National Semiconductor                         2,214          89,114
*  NCR Corp.                                      1,194          45,148
*  Network Appliance                              3,819         486,445
   Nortel Networks Corp. Hldg. Co.               37,143       2,212,330
*  Novell Inc.                                    4,131          41,052
*  Novellus Systems                               1,638          76,269
*  Oracle Corp.                                  35,300       2,779,875
*  Palm Inc.                                      7,063         373,904
*  Parametric Technology                          3,461          37,855
   Paychex Inc.                                   4,656         244,440
   PE Corp.-PE Biosystems Group                   2,612         304,298
*  PeopleSoft Inc.                                3,460          96,664
*  QUALCOMM Inc.                                  9,292         662,055
*  Sanmina Corp.                                  1,859         174,049
*  Sapient Corp.                                  1,400          56,963
   Scientific-Atlanta                             1,955         124,387
*  Seagate Technology                             2,849         196,581
*  Siebel Systems, Inc.                           5,100         567,694
*  Sun Microsystems                              19,892       2,322,391
   Tektronix Inc.                                   584          44,859
*  Tellabs, Inc.                                  5,135         245,196
*  Teradyne, Inc.                                 2,172          76,020
   Texas Instruments                             21,610       1,019,722
*  Unisys Corp.                                   3,909          43,976
*  Veritas Software                               4,901         695,942
*  Xilinx, Inc.                                   4,029         344,983
                                                            -----------
                                                             43,383,356
                                                            -----------
TRANSPORTATION - .53%
*  AMR Corp.                                      1,831          59,851
   Burlington Northern Santa Fe Corp.             5,370         115,791
   CSX Corp.                                      2,699          58,872
   Delta Air Lines                                1,536          68,160
*  FedEx Corporation                              3,636         161,219
   Norfolk Southern Corp.                         4,804          70,259
   Ryder System                                     734          13,533
   Southwest Airlines                             6,236         151,223
   Union Pacific                                  3,073         119,463
*  USAirways Group Inc.                             883          26,876
                                                            -----------
                                                                845,247
                                                            -----------
   Total Common Stocks
   (cost $ 164,524,596)                                     157,909,741
                                                            -----------

UNIT INVESTMENT TRUST - .73%

   S&P 500 Depositary Receipts                    8,139       1,168,964
                                                            -----------
   Total Unit Investment Trust
   (cost $1,167,322)                                          1,168,964
                                                            -----------
                                               PRINCIPAL    VALUE
                                               ---------    -----
SHORT-TERM INVESTMENTS<F3> - .98%
VARIABLE RATE DEMAND NOTES<F1>
   Firstar Bank (6.37% due 12/31/31)           $1,290,123   $  1,290,123
                                                            ------------
U.S. TREASURY BILL - .18%
   U.S. Treasury Bill (due 12/21/00)              300,000        295,967
                                                            ------------
   Total Short-Term Investments
   (cost $1,586,090)                                           1,586,090
                                                            ------------

TOTAL INVESTMENTS - 99.85%
   (cost $167,278,008)<F2>                                   160,664,795
                                                            ------------
OTHER ASSETS AND LIABILITIES - .15%                              233,907
                                                            ------------
TOTAL NET ASSETS - 100%                                     $160,898,702
                                                            ============

______________
*  Non-income producing

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$17,299,985 and ($23,913,198), respectively.

<F3>  Securities and other current assets with an aggregate value of $1,817,125 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September
30, 2000:

                                         Unrealized
                                        Appreciation/
Type                       Contracts   (Depreciation
----------------------------------------------------
S&P 500 Index (12/00)          5          $(87,438)


The accompanying notes are an integral part of the financial statements

SUMMIT MUTUAL FUNDS, INC. - Apex Series
SCHEDULE OF INVESTMENTS
S&P MIDCAP 400 INDEX FUND
September 30, 2000

COMMON STOCKS - 81.25%
                                                SHARES      VALUE
                                                ------      -----
BASIC INDUSTRIES - 3.51%
*  Airgas Inc.                                     1,328    $     9,047
   AK Steel Hldg. Corp.                            2,197         20,597
   Albemarle Corp.                                   921         18,593
   Bowater Inc.                                    1,005         46,670
   Cabot Corp.                                     1,348         42,715
*  Cabot Microelectronics Co.                        505         24,135
   Carpenter Technology                              440         12,815
   Cleveland-Cliffs Inc.                             204          4,667
   Crompton Corporation                            2,290         18,034
*  Cytec Industries                                  831         27,787
   Ferro Corp.                                       697         13,287
   Fuller (H.B.) Co.                                 283          8,136
   Georgia Gulf                                      630          7,206
   Harsco Corp.                                      803         17,716
   Incyte Genomics Inc                             2,303         33,394
   Kaydon Corp.                                      606         13,938
   Kennametal Inc.                                   612         15,759
   Longview Fibre                                  1,039         12,468
   Lubrizol Corp.                                  1,080         21,263
   Lyondell Chemical Co.                           2,364         27,925
   Martin Marietta Materials                         940         35,983
*  MAXXAM Inc.                                       111          2,206
   Minerals Technologies                             401         18,446
   NCH Corp.                                         100          3,531
   Olin Corp.                                        908         14,698
   P.H. Glatfelter Co.                               851         10,318
   Pentair Corp.                                     975         26,081
   Precision Castparts                               990         37,991
   Rayonier Inc.                                     545         19,586
   RPM Inc.                                        2,116         19,176
   Ryerson Tull, Inc.                                498          4,700
   Schulman (A.), Inc.                               604          6,644
*  Sequa Corporation                                 198          8,415
   Solutia Inc.                                    2,134         24,274
   Sonoco Products                                 2,000         36,125
   Southdown                                         722         51,440
*  Stora Enso Oyj                                      1              7
   The Timber Co.                                  1,621         43,564
*  Unifi, Inc.                                     1,144         11,655
   USG Corp.                                         891         22,331
   Valspar Corp.                                     859         19,748
   Wausau-Mosinee Paper                            1,034          8,014
   Wellman, Inc.                                     616          8,894
   Westpoint Stevens                                 994         12,177
                                                            -----------
                                                                842,156
                                                            -----------
CAPTIAL GOODS - 3.71%
   AGCO Corp.                                      1,198         14,226
*  Albany International                              615          7,380
*  American Standard Cos.                          1,412         62,746
   Ametek, Inc.                                      643         13,624
   Avnet, Inc                                      1,774         50,337
   Carlisle Companies                                608         25,232
   Donaldson Co.                                     923         20,306
   Federal Signal                                    911         18,106
*  Flowserve Corp.                                   753         12,377
   Granite Construction                              547         13,265
*  Grant Prideco                                   2,180         47,824
   HON Industries                                  1,210         29,796
   Hubbell Inc.                                    1,216         30,476
*  Jacobs Engineering Group                          527         21,245
*  Litton Industries                                 916         40,934
*  MagneTek, Inc.                                    468          4,973
   Miller (Herman)                                 1,582         50,723
   Newport News Shipbuilding                         609         26,415
   Nordson Corporation                               647         18,399
*  Ogden Corp.                                       998         13,535
   Pittston Brink's Group                          1,041         16,136
   Reynolds & Reynolds                             1,540         30,608
   Standard Register Co.                             549          8,784
   Stewart & Stevenson Services                      563          9,817
   Tecumseh Products Co.                             391         16,373
   Trinity Industries                                758         17,718
*  UCAR International                                907         11,508
   Wallace Computer Services                         811         12,368
*  Waters Corporation                              2,546        226,593
   York International                                765         19,029
                                                            -----------
                                                                890,853
                                                            -----------
CONSUMER DURABLES - 2.13%
   ArvinMeritor Inc.                               1,423         20,900
   Bandag Inc.                                       406         14,591
   Borg-Warner Automotive                            505         16,728
*  Buffets Inc.                                      836         11,495
   Callaway Golf Co.                               1,512         23,247
   Clayton Homes                                   2,775         27,750
   Federal-Mogul                                   1,418          7,710
*  Furniture Brands International                    993         16,509
*  GTECH Holdings Corp.                              700         11,594
   Hillenbrand Industries                          1,261         56,430
*  International Game Technology                   1,451         48,790
*  Lear Corporation                                1,330         27,348
   Lennar Corp.                                    1,235         36,664
   Modine Mfg.                                       590         16,621
*  Mohawk Industries                               1,055         23,012
   Shaw Industries                                 2,537         46,935
*  SPX Corp.                                         633         89,846
   Superior Industries                               525         15,750
                                                            -----------
                                                                511,920
                                                            -----------
CONSUMER NON-DURABLES - 3.59%
*  Blyth Inc.                                        967         22,664
   Carter-Wallace                                    905         22,116
   Church & Dwight                                   766         14,075
   Cintas Corporation                              3,368        146,717
   Dean Foods                                        722         24,007
   Dial Corp.                                      1,874         21,785
   Dole Foods                                      1,123         16,845
   Dreyer's Grand Ice Cream                          565         12,183
*  Energizer Holdings Inc.                         1,915         46,918
   Flowers Industries                              2,011         39,215
*  Gartner Group Inc                               1,720         18,705
   Hormel Foods Corp.                              2,810         46,892
   IBP, Inc.                                       2,129         38,987
   International Multifoods Corp.                    377          6,550
   Interstate Bakeries                             1,327         19,407
*  Jones Apparel Group                             2,382         63,123
   Lancaster Colony                                  788         19,355
   Lance, Inc.                                       582          5,656
   McCormick & Co.                                 1,381         41,085
*  Perrigo Co.                                     1,475         10,095
   RJ Reynolds Tobacco Hldgs.                      2,043         65,887
*  Smucker (J.M.)                                    482         11,719
*  Suiza Foods Corp.                                 584         29,602
   Tyson Foods                                     4,534         45,340
   Universal Corp.                                   566         16,626
   Universal Foods                                   999         20,355
   Warnaco Group                                   1,071          4,284
   Whitman Corp.                                   2,741         31,693
                                                            -----------
                                                                861,886
                                                            -----------
CONSUMER SERVICES - 9.74%
*  Abercrombie & Fitch Co.                         2,019         38,487
*  ACNielsen                                       1,159         27,599
*  American Eagle Outfitters                         938         29,547
*  Apollo Group                                    1,514         60,371
   Banta Corp.                                       507         12,358
*  Barnes & Noble                                  1,285         25,298
   Belo (A.H.) Corp.                               2,359         43,494
*  BJ's Wholesale Club                             1,479         50,471
   Bob Evans Farms                                   711         13,154
*  Borders Group                                   1,563         21,784
*  Brinker International                           1,312         39,524
   CBRL Group, Inc.                                1,143         16,431
*  CDW Computer Centers                            1,748        120,612
*  Chris-Craft Industries                            701         57,745
   Claire's Stores                                 1,030         18,540
*  DeVRY Inc.                                      1,399         52,637
*  Dollar Tree Stores                              2,152         87,291
   Family Dollar Stores                            3,441         66,239
   Fastenal Company                                  763         43,968
   Galileo International                           1,795         27,823
   Harte-Hanks, Inc.                               1,374         37,442
*  Hispanic Broadcasting 'A'                       2,188         60,991
   Houghton Mifflin                                  635         24,924
   International Speedway                          1,068         41,652
   Kelly Services                                    718         16,963
*  Lands' End                                        606         12,726
   Lee Enterprises                                   888         25,641
   Lone Star Steakhouse                              530          3,909
*  Mandalay Resort Group                           1,565         40,103
   Manpower Inc.                                   1,527         48,769
   Media General Inc.                                493         21,199
*  Modis Professional Svc.                         1,939         10,059
*  Navigant Consulting Co.                           831          2,857
*  NCO Group Inc.                                    515          6,116
*  Neiman-Marcus Group Inc.                          951         30,848
*  NOVA Corp.                                      1,399         23,958
*  OfficeMax Inc.                                  2,267          8,076
*  Outback Steakhouse                              1,568         42,532
*  Papa John's International                         485         12,155
*  Park Place Entertainment                        6,016         90,992
*  Payless ShoeSource Inc. Holding Co.               457         25,592
*  Quanta Services                                 1,297         35,668
   Readers Digest Assoc.                           2,116         74,721
*  Robert Half International                       3,571        123,869
   Rollins, Inc.                                     604          8,947
   Ross Stores                                     1,662         23,891
   Ruddick Corp.                                     929         12,890
*  Saks Incorporated                               2,832         27,966
*  Scholastic Corp.                                  340         27,051
*  Six Flags                                       1,582         24,521
*  Sotheby's Holdings                              1,184         29,452
*  Sylvan Learning Systems                           749         11,095
*  Tech Data Corp.                                 1,049         44,845
*  United Rentals Inc                              1,489         35,922
*  Univision Communications                        4,132        154,428
*  Valassis Communication                          1,102         24,520
   Viad Corp.                                      1,884         50,044
   Washington Post                                   191        100,824
*  Westwood One Inc.                               2,258         48,406
*  Williams-Sonoma Inc.                            1,134         39,407
                                                            -----------
                                                              2,339,344
                                                            -----------
ENERGY - 6.92%
*  BJ Services                                     1,668        101,957
*  Cooper Cameron Corp.                            1,070          78,846
   Dynegy Inc.                                     6,204        353,626
   ENSCO International                             2,773        106,067
*  Global Marine                                   3,521        108,711
*  Hanover Compressor Holding Co.                  1,162         38,273
   Helmerich & Payne                               1,000         36,125
   Murphy Oil                                        905         58,655
*  Nabors Industries                               2,929        153,480
   Noble Affiliates                                1,120         41,580
*  Noble Drilling Corp.                            2,686        134,972
*  Ocean Energy Inc.                               3,368         51,994
   Pennzoil-Quaker State                           1,576         16,548
*  Pioneer Natural Resources                       2,003         28,418
*  Smith International                             1,013         82,623
   Tidewater Inc.                                  1,116         50,778
   Ultramar Diamond Shamrock                       1,745         44,279
   Valero Energy                                   1,233         43,386
*  Varco International                             1,841         38,316
*  Weatherford International Inc.                  2,182         93,826
                                                            -----------
                                                              1,662,460
                                                            -----------
FINANCE - 9.59%
*  Affiliated Computer Svcs.                         996         49,676
   Allmerica Financial                             1,079         68,989
   Ambac Financial Group                           1,404        102,843
   American Financial Group Hldg.                  1,177         27,292
   Associated Banc-Corp                            1,391         36,514
   Astoria Financial                               1,033         39,900
   Banknorth Group Inc.                            2,897         51,784
   City National Corp.                               955         36,887
   Comdisco, Inc.                                  3,062         58,369
   Compass Bancshares                              2,426         47,307
   Dime Bancorp Inc.                               2,190         47,222
*  E*Trade Group                                   6,009         98,773
   Edwards (A.G.), Inc.                            1,658         86,734
   Everest Re Group                                  921         45,590
   FINOVA Group Inc.                               1,233          8,939
   First Security Corp.                            3,949         64,418
   First Tennessee National                        2,614         53,424
   First Virginia Banks                              954         40,664
   FirstMerit Corp.                                1,778         40,783
   GATX Corp.                                        959         40,158
   Greater Bay Bancorp                               425         29,511
   Greenpoint Financial Corp.                      2,043         60,524
   Hibernia Corp.                                  3,212         39,347
   Horace Mann Educators                             822         13,460
   HSB Group Inc.                                    581         23,313
*  Investment Technology Group                       623         24,881
   Keystone Financial Inc.                           984         21,402
   Legg Mason                                      1,222         71,029
   Marshall & Ilsley Corp.                         2,092        104,858
   Mercantile Bankshares                           1,409         51,142
   National Commerce Bancorp                       4,085         81,445
   North Fork Bancorp.                             3,494         75,558
   Ohio Casualty                                   1,208          7,663
   Old Republic Int'l                              2,350         56,547
   Pacific Century Financial Corp.                 1,596         27,332
   PMI Group                                         886         60,027
   Protective Life Corp.                           1,298         38,778
   Provident Financial Group Inc.                    980         28,788
   Roslyn Bancorp                                  1,292         28,909
   Sovereign Bancorp                               4,541         42,004
   TCF Financial                                   1,626         61,178
   The MONY Group                                    925         36,884
   Unitrin, Inc.                                   1,388         43,982
   Waddell & Reed Financial                        1,651         51,181
   Webster Financial Corp.                         1,068         28,769
   Westamerica Bancorp                               729         24,376
   Wilmington Trust Corp.                            648         34,749
   Zions Bancorp                                   1,723         88,115
                                                            -----------
                                                              2,302,018
                                                            -----------
HEALTH CARE - 10.84%
*  Acuson Corp.                                      556         12,649
*  Apria Healthcare Group                          1,052         14,662
   Beckman Coulter Inc.                              590         45,504
   Bergen Brunswig                                 2,705         31,615
*  Chiron Corp.                                    3,662        164,790
*  Covance Inc.                                    1,150          9,416
   Dentsply Int'l                                  1,044         36,475
*  Edwards Lifesciences Corp.                      1,168         25,477
*  Express Scripts 'A'                               761         54,982
*  First Health Group Inc.                           960         30,960
*  Forest Laboratories                             1,749        200,588
*  Foundation Health Sys Inc.                      2,459         40,881
*  Genzyme Corp.                                   1,705        116,260
*  Gilead Sciences                                   936        102,668
*  Health Management Associates                    4,865        101,253
   ICN Pharmaceuticals                             1,598         53,134
*  IDEC Pharmaceuticals                              893        156,596
*  Incyte Genomics Inc                             1,280         52,640
*  IVAX Corp.                                      3,178        146,188
*  Lincare Holdings                                1,071         30,724
*  Millennium Pharmaceuticals                      1,880        274,594
*  MiniMed Inc.                                    1,276        114,043
   Mylan Laboratories                              2,499         67,317
   Omnicare, Inc.                                  1,853         29,880
*  Oxford Health Plans                             1,652         50,773
*  PacifiCare Health Sys                             699         24,334
*  PSS World Medical Inc.                          1,428          5,177
*  Quest Diagnostics                                 893        102,472
*  Quorom Health Group                             1,432         18,616
*  Sepracor Inc.                                   1,466        179,860
*  STERIS Corp.                                    1,357         16,284
   Stryker Corp.                                   3,919        168,272
*  Sybron International                            2,102         50,448
*  Trigon Healthcare Inc.                            754         39,632
*  VISX Inc.                                       1,221         32,891
                                                            -----------
                                                              2,602,055
                                                            -----------

PUBLIC UTILITIES - 9.08%
   AGL Resources Ltd.                              1,092         21,908
   Allegheny Energy Inc.                           2,221         84,814
   Allete                                          1,488         32,922
   Alliant Energy                                  1,589         46,677
   American Water Works                            1,966         54,188
   Black Hills                                       459         12,881
*  BroadWing Inc.                                  4,294        109,765
*  Calpine Corp.                                   2,740        285,985
   Cleco Corp. Hldg. Co.                             450         21,038
   Conectiv                                        1,779         31,800
   DPL Incorporated                                2,657         79,046
   DQE, Inc.                                       1,171         46,986
   Energy East                                     2,617         59,210
   Hawaiian Electric Industries                      650         22,669
   IDACORP Inc. Hldg. Co.                            756         34,965
   IPALCO Enterprises                              1,724         39,437
   Kansas City Power & Light                       1,245         33,226
   Kinder Morgan, Inc.                             2,296         93,993
   LG&E Energy                                     2,608         63,733
   MCN Energy Group Inc.                           1,808         46,330
   Montana Power                                   2,123         70,855
   National Fuel Gas                                 788         44,177
   NiSource Inc.                                   2,435         59,353
   Northeast Utilities                             2,987         64,781
   NSTAR                                           1,080         43,470
   OGE Energy Corp.                                1,566         33,375
   Potomac Electric Power                          2,273         57,251
   Public Service of New Mexico                      795         20,571
   Puget Sound Energy, Inc.                        1,714         43,493
   Questar Corp.                                   1,609         44,750
   SCANA Corp.                                     2,106         65,023
   Sierra Pacific Resources                        1,577         28,386
   TECO Energy                                     2,519         72,421
   Telephone & Data Systems                        1,217        134,722
   UtiliCorp United                                1,882         48,697
   Vectren Corporation                             1,233         25,045
   Washington Gas Light                              935         25,128
   Western Resources                               1,390         30,059
   Wisconsin Energy                                2,422         48,289
                                                            -----------
                                                              2,181,419
                                                            -----------

TECHNOLOGY - 21.27%
*  3Com Corp.                                      7,082        135,886
*  Acxiom Corp.                                    1,741         55,277
*  Adtran Inc.                                       778         33,101
*  ANTEC Corporation                                 758         22,361
*  Arrow Electronics                               1,941         66,115
*  Atmel Corp.                                     9,238        140,302
*  Avocent Corp.                                     853         47,022
*  Cadence Design Systems                          4,940        126,896
*  Cambridge Technology Partners                   1,255          5,491
*  Checkfree Corp.                                 1,515         63,464
*  Cirrus Logic                                    1,327         53,495
*  CommScope, Inc.                                 1,026         25,137
*  Concord EFS Inc.                                4,269        151,616
*  Credence Systems                                1,032         30,960
*  CSG Systems International                       1,049         30,421
*  Cypress Semiconductor                           2,402         99,833
   Diebold, Inc.                                   1,431         38,011
*  DSP Group                                         534         19,958
*  DST Systems Inc.                                1,262        148,285
*  Electronic Arts                                 2,584        127,585
*  FIserv Inc.                                     2,470        147,891
   Harris Corp.                                    1,391         39,557
*  Imation Corp.                                     719         13,391
*  InFocus Corp.                                     756         40,068
*  Informix Corp.                                  5,690         23,471
*  Integrated Devices Tech                         2,068        187,154
*  International Rectifier                         1,231         62,242
*  Intuit, Inc.                                    4,056        231,192
*  Jabil Circuit                                   3,815        216,501
*  Keane Inc.                                      1,412         24,569
*  L-3 Communications Holdings                       662         37,403
*  Lattice Semiconductor                             991         53,266
*  Legato Systems Inc.                             1,745         23,448
*  Macromedia Inc.                                 1,054         85,176
*  MarchFirst Inc.                                 3,010         47,219
*  Mentor Graphics                                 1,271         29,948
*  Micrel Inc.                                     1,688        113,096
*  Microchip Technology                            2,358         77,961
*  Mynd Corporation                                  716          9,666
*  Network Associates Inc.                         2,789         63,101
*  NVIDIA Corp.                                    1,291        105,701
*  Polycom Inc.                                    1,422         95,230
*  Powerwave Technologies                          1,233         46,815
*  QLogic Corp.                                    1,778        156,464
*  Quantum Corp.-DSSG Stock                        2,985         44,962
*  Rational Software                               3,740        259,463
*  Retek Inc.                                        990         52,470
*  Sawtek Inc.                                       855         32,931
*  SCI Systems Inc.                                2,913        119,433
   SEI Corp.                                       1,066         75,420
*  Semtech Corp.                                   1,312         56,580
*  Sensormatic Electronic                          1,549         23,235
*  Storage Technology                              2,025         27,464
*  Structural Dynamics Research                      724         11,856
*  SunGard Data Systems                            2,645        113,239
*  Sybase Inc.                                     1,804         41,492
*  Sykes Enterprises                                 829          4,456
*  Symantec Corp.                                  1,194         52,536
   Symbol Technologies                             2,748         98,756
*  Synopsys Inc.                                   1,410         53,404
   Teleflex                                          767         26,366
*  Titan Corp.                                     1,077         17,771
*  Transaction Systems Architects                    663         10,774
*  TranSwitch Corp.                                1,618        103,148
*  TriQuint Semiconductor                          1,544         56,260
*  Vishay Intertechnology                          2,765         85,024
*  Vitesse Semiconductor                           3,599        320,088
*  Wind River Systems                              1,451         69,557
                                                            -----------
                                                              5,108,431
                                                            -----------
TRANSPORTATION - .87%
   Airborne Freight                                  986         10,045
*  Alaska Air Group                                  532         12,768
   Alexander & Baldwin                               836         21,736
   Arnold Ind.                                       494          8,336
*  Atlas Air                                         764         32,279
   C.H. Robinson Worldwide                           858         48,357
   CNF Transportation Inc.                           976         21,716
   Hunt(J.B.) Transport Services Inc.                712          9,078
   Overseas Shipholding Group                        681         18,642
*  Swift Transportation                            1,268         16,563
*  Wisconsin Central Transportation                  995         10,510
                                                            -----------
                                                                210,030
                                                            -----------

   Total Common Stocks
   (cost $18,263,920)                                        19,512,572
                                                            -----------
UNIT INVESTMENT TRUST - 3.40%

   S&P Mid-Cap 400 Depositary Receipts             8,318        817,243
                                                            -----------
   Total Unit Investment Trust
   (cost $778,232)                                              817,243
                                                            -----------

SHORT-TERM INVESTMENTS<F3> - 14.05%
                                                PRINCIPAL   VALUE
VARIABLE RATE DEMAND NOTES<F1> - 11.05%
   American Family (6.2352% due 12/31/31)       $828,003    $   828,003
   Firstar Bank (6.37% due 12/31/31)             808,548        808,548
   Sara Lee (6.22% due 12/31/31)                 772,173        772,173
   Wisconsin Electric (6.2352% due 12/31/31)     244,886        244,886
                                                            -----------
                                                              2,653,610
                                                            -----------
U.S. TREASURY BILL - 3.00%
   U.S. Treasury Bill (0.00% due 12/21/00)       730,000        720,186
                                                            -----------

   Total Short-Term Investments
   (cost $3,373,796)                                          3,373,796
                                                            -----------
TOTAL INVESTMENTS - 98.70%
   (cost $22,415,948)<F2>                                    23,703,611
                                                            -----------
OTHER ASSETS AND LIABILITIES - 1.30%                            311,392
                                                            -----------

TOTAL NET ASSETS - 100 %                                    $24,015,003
                                                            ===========

______________
*  Non-income producing

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$3,227,108 and ($1,939,445), respectively.

<F3>  Securities and other current assets with an aggregate value of $3,544,450 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September
30, 2000:

                                                    Unrealized
                                                   Appreciation/
Type                                 Contracts    (Depreciation)
----------------------------------------------------------------
S&P MidCap 400 Index (12/00)            13            $(46,550)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - Apex Series
SCHEDULE OF INVESTMENTS
RUSSELL 2000 SMALL CAP INDEX FUND
September 30, 2000

COMMON STOCKS - 86.37%

                                                   SHARES   VALUE
BASIC INDUSTRIES - 4.97%
*  Airgas, Inc.                                      786    $    5,355
   AK Steel Holding Corporation                    1,243        11,653
   Albemarle Corporation                             349         7,045
   AMCOL International Corporation                   394         1,921
   AptarGroup, Inc.                                  525        12,567
   Arch Chemicals Inc.                               275         5,019
*  Astec Industries, Inc.                            224         2,450
   Ball Corporation                                  434        13,752
   Barnes Group Inc.                                 242         4,447
*  Battle Mountain Gold Company                    1,923         3,365
*  Bethlehem Steel Corporation                     1,927         5,781
   Brush Engineered Materials, Inc.                  238         5,147
*  Buckeye Technologies Inc                          397         8,238
*  Bush Boake Allen, Inc.                             89         4,255
*  Cabot Microelectronics Corporation                 57         2,736
   Calgon Carbon Corporation                         499         3,399
   Cambrex Corporation                               363        13,431
   Caraustar Industries, Inc.                        376         4,160
   Carpenter Technology Corp.                        269         7,835
   Centex Construction Products Inc.                 107         2,655
   Century Aluminum Co.                              179         2,238
   Chemed Corp.                                      132         4,199
   ChemFirst Inc.                                    232         4,829
   Chesapeake Corporation                            234         4,505
   CLARCOR Inc.                                      354         6,903
   Cleveland-Cliffs Inc.                             156         3,569
   Commercial Metals Company                         207         5,279
   Crompton Corporation                            1,667        13,128
*  Cytec Industries Inc.                             604        20,196
   Delta and Pine Land Company                       561        14,411
   Deltic Timber Corp.                               152         2,575
*  EarthShell Corporation                            421           526
   Elcor Corp.                                       286         4,147
   Ethyl Corp.                                       911         1,310
   Ferro Corp.                                       507         9,665
   Florida Rock Industries, Inc.                     270        10,648
*  Freeport-McMoRan Copper & Gold Inc.             1,949        17,176
   Fuller (H. B.) Co.                                194         5,578
*  Gaylord Container Corp.                           807         1,362
   Georgia Gulf Corp.                                458         5,238
*  Gibraltar Steel Corporation                       110         1,815
   Glatfelter (P. H.) Company                        377         4,571
   Great Lakes Chemical Corporation                  696        20,402
   Greif Bros. Corp.                                 197         6,550
   Harsco Corporation                                584        12,885
*  International Specialty Products Inc.             211         1,134
   Kaiser Aluminum Corp.                             427         2,589
   Kaydon Corporation                                440        10,120
*  Kennametal Inc.                                   444        11,433
*  Lilly Industries, Inc.                            332         9,794
*  Liqui-Box Corporation                              44         1,425
*  Longview Fibre Co.                                755         9,060
   Louisiana-Pacific Corp.                         1,523        13,993
   LTV Corp.                                       1,461         1,918
   Lubrizol Corp. (The)                              784        15,435
   MacDermid Incorporated                            210         4,410
*  Metals USA Inc.                                   368         1,081
   Millennium Chemicals Inc.                         970        14,368
*  Minerals Technologies Inc.                        301        13,846
*  Mobile Mini, Inc.                                 134         2,580
*  Mueller Industries, Inc                           503        11,286
*  National Steel Corp.                              295           885
*  NCH Corporation                                    36         1,271
*  NL Industries, Inc.                               310         6,568
   Nortek, Inc.                                      139         2,433
   NS Group, Inc.                                    244         4,846
   Olin Corporation                                  531         8,596
*  OM Group, Inc.                                    349        15,225
*  Omnova Solutions Inc.                             501         2,787
*  Packaging Corporation of America                  681         7,534
*  Pactiv Corporation                              2,470        27,621
   Polymer Group, Inc.                               302         2,227
   PolyOne Corporation                             1,280         9,360
   Pope & Talbot, Inc.                               213         3,049
*  Potlatch Corporation                              418        13,219
*  Precision Castparts Corporation                   716        27,477
*  Quanex Corporation                                208         3,965
*  Rayonier Inc.                                     400        14,375
*  Reliance Steel & Aluminum Company                 289         6,087
*  Rock-Tenn Co.                                     179         1,779
*  RPM, Inc.                                       1,538        13,938
*  RTI International Metals Inc.                     272         3,927
   Ryerson Tull, Inc.                                332         3,133
   Schulman (A.), Inc.                               439         4,829
   Scotts Co. (The)                                  225         7,538
*  Sequa Corporation                                  88         3,740
*  Solutia Inc.                                    1,593        18,120
*  Southern Peru Copper Corp.                        369         5,720
*  Specialty Equipment Companies, Inc.               170         4,197
*  Springs Industries, Inc.                          188         5,299
*  Steel Dynamics Inc.                               622         5,715
   Stepan Company                                     81         1,625
*  Stillwater Mining Co.                             563        15,240
*  Symyx Technologies, Inc.                          307        13,316
   Texas Industries, Inc.                            308         9,818
*  Tredegar Industries, Inc.                         371         6,423
*  U. S. Can Corporation                             128         2,536
*  Unifi, Inc.                                       831         8,466
   Uniroyal Technology Corporation                   201         3,015
   USEC Inc.                                       1,256         5,338
*  Valhi, Inc.                                       119         1,495
*  Valspar Corp.                                     543        12,484
   W. R. Grace & Company                             955         6,566
*  Wausau-Mosinee Paper Corporation                  751         5,820
*  WD-40 Co.                                         191         4,059
   Weirton Steel Corporation                         462         1,155
   Wellman, Inc.                                     461         6,656
*  WestPoint Stevens Inc.                            487         5,966
   Wolverine Tube Inc.                               121         1,800
*  Worthington Industries, Inc.                    1,034         9,694
                                                            ----------
                                                               790,320
                                                            ----------
CAPITAL GOODS - 5.69%
   AAR Corporation                                   394         4,506
   Actuant Corporation                               571         2,248
*  Advanced Lighting Technologies, Inc.              203         2,512
*  Aeroflex Inc.                                     391        19,012
   AGCO Corporation                                  871        10,343
*  Agribrands International Inc.                     147         6,413
*  Albany International Corporation  - Class A       254         3,048

*  Alliant Techsystems Inc.                          145        11,908
*  American Superconductor Corporation               279        13,715
*  American Technical Ceramics Corporation            44           686
   AMETEK, Inc.                                      467         9,895
   Applied Industrial Technologies Inc.              296         5,125
*  Armor Holdings Inc.                               248         3,720
   Armstrong Holdings, Inc.                          552         6,590
   Baldor Electric Co.                               349         7,089
   Belden Inc.                                       355         8,387
   Brady (W.H.) Co.                                  259         7,835
   Briggs & Stratton Corp.                           326        12,327
   Bush Industries, Inc.                             121         1,399
   C&D Technologies Inc.                             373        21,168
*  Cardinal Technologies, Inc.                        33         1,262
   Carlisle Companies, Inc.                          442        18,343
*  Castella Waste Systems Inc. - Class A             293         2,967
*  Catalytica, Inc.                                  442         5,470
*  C-COR.net Corporation                             403         6,171
*  CDI Corporation                                   161         2,576
   Cohu, Inc.                                        295         4,517
   Columbus McKinnon Corporation                     182         2,468
   CompX International Inc. - Class A                 62         1,302
*  CSS Industries, Inc.                               84         1,685
   CTS Corp.                                         407        20,604
   Cubic Corporation                                  10           239
   Cummins Engine Company, Inc.                      606        18,142
*  CUNO Inc.                                         237         5,273
   Curtiss-Wright Corp.                               71         3,350
*  Dal-Tile International Inc.                       801        10,013
   Detroit Diesel Corp.                              115         2,623
   Donaldson Company, Inc.                           588        12,936
*  EMCOR Group, Inc.                                 134         3,484
*  Energy Conversion Devices, Inc.                   180         6,694
*  ESCO Technologies Inc.                            166         2,905
*  Esterline Technologies Corporation                253         4,981
   Federal Signal Corporation                        662        13,157
*  Flowserve Corp.                                   547         8,991
   Foster Wheeler Corporation                        560         4,060
   Franklin Electric Co., Inc.                        62         4,278
*  FuelCell Energy Inc.                              124        11,933
*  Gardner Denver, Inc.                              191         3,104
   GenCorp Inc.                                      490         3,981
   General Cable Corporation                         440         3,328
*  Genlyte Group Inc.                                177         4,525
   Gentek, Inc.                                       92         1,403
   Graco Inc.                                        296         9,546
   Granite Construction Inc.                         278         6,742
   Gulf Island Fabrication Inc.                      113         1,992
*  Hexcel Corporation                                271         3,625
   HON Industries, Inc.                              782        19,257
*  IDEX Corp.                                        433        12,097
*  II-VI Inc.                                        134         2,502
*  Insituform Technologies, Inc.                     275         9,247
   Ionics, Inc.                                      237         5,051
*  Ivex Packaging Corporation                        297         2,914
*  Jacobs Engineering Group Inc.                     329        13,263
*  JLG Industries, Inc.                              608         7,410
   Kaman Corporation                                 328         4,141
*  Kent Electronics Corporation                      414         9,884
*  Lawson Products, Inc.                              80         1,935
   Lennox International Inc.                         592         5,550
   Lincoln Electric Holdings, Inc.                   509         6,776
*  Lindsay Manufacturing Co.                         180         3,353
*  Littelfuse, Inc.                                  286         8,491
*  MagneTek, Inc.                                    280         2,975
*  Manitowoc Co., Inc. (The)                         361         6,949
   Mechanical Technology Incorporated                337         3,644
   Mettler-Toledo International Inc.                 566        24,896
   Milacron Inc.                                     523         6,962
   Moog Inc.                                         107         3,223
*  NACCO Industries, Inc.                             94         3,948
   Nanometrics Inc.                                   65         3,473
*  NCI Building Systems, Inc.                        265         3,876
*  New England Business Service, Inc.                182         3,299
*  Newport News Shipbuilding Inc.                    424        18,391
*  Nordson Corporation                               412        11,716
   Ogden Corporation                                 723         9,806
*  Orbital Sciences Corporation                      547         4,581
*  Oshkosh Truck Corporation                         211         8,176
*  Owens Corning                                     743         1,950
*  Penn Engineering & Manufacturing Corp.             89         2,798
*  Pittston Company-Brink's Incorporated             757        11,734
*  Primex Technologies Inc.                          136         3,953
   Rare Medium Group Inc.                            408         3,035
*  REMEC, Inc.                                       543        15,985
*  Robbins & Myers, Inc.                             114         2,693
   Rogers Corporation                                217         6,863
   Roper Industries, Inc.                            441        14,636
   Sauer-Danfoss Inc.                                288         3,168
*  Scott Technologies Inc.                           184         3,260
*  Shaw Group Inc.                                   194        13,677
*  Simpson Manufacturing Co., Inc.                   119         5,318
*  SLI Inc.                                          252         1,843
*  Spartech Corporation                              222         3,455
*  SPS Technologies, Inc.                            185         8,973
*  Standard Register Co. (The)                       188         3,008
*  Stericycle, Inc.                                  200         4,900
   Stewart & Stevenson Services, Inc.                409         7,132
*  Superconductor Technologies Inc.                  255         4,606
   SurModics Inc.                                     86         4,709
*  Tecumseh Products Company                         234         9,799
   Teledyne Technologies Incorporated                391        11,388
   Tennant Co.                                       132         5,841
*  Terex Corporation                                 378         4,938
*  Tetra Tech, Inc.                                  502        14,338
   Thermo Fibertek Inc.                               87           364
   Thomas Industries Inc.                            226         4,577
*  Timken Co. (The)                                  726         9,937
*  Trex Company Inc.                                  81         2,455
*  Trimble Navigation Ltd.                           336         7,518
*  Trinity Industries, Inc.                          573        13,394
*  Triumph Group, Inc.                               170         6,099
*  U.S. Aggregates, Inc.                              74         1,226
   UCAR International Inc.                           693         8,792
*  Universal Forest Products, Inc.                   159         1,816
*  UNOVA Inc.                                        627         2,469
*  Valence Technology, Inc.                          424         7,314
   Valmont Industries, Inc.                          209         4,154
   Wabash National Corporation                       318         2,902
*  Wabtec Corporation                                404         4,091
   Wallace Computer Services, Inc.                   548         8,357
   Washington Group International                    474         5,421
*  Waste Connections Inc.                            244         6,253
   Watsco, Inc.                                      299         3,077
   Watts Industries, Inc.                            242         2,420
   Woodhead Industries, Inc.                         165         3,434
*  Woodward Governor Company                         122         5,437
*  York International Corporation                    556        13,831
                                                            ----------
                                                               903,720
                                                            ----------
CONSUMER DURABLES - 3.13%
*  Allen Telecom Inc.                                408         6,911
*  American Axle & Manufacturing Holdings, Inc.      133         1,430
*  Applica Incorporated                              335         2,073
   Arctic Cat Inc.                                   265         3,346
   ArvinMeritor, Inc.                              1,058        15,539
*  Audiovox Corporation                              230         3,464
   Bandag, Inc.                                      168         6,038
   BorgWarner Inc.                                   357        11,826
   Callaway Golf Co.                               1,123        17,266
   Centex Corporation                                868        27,878
*  Champion Enterprises, Inc.                        690         2,933
*  CHS Electronics Inc.                              770             3
   Clayton Homes, Inc.                             1,446        14,460
   Coachmen Industries, Inc.                         203         2,119
*  Collins & Aikman Corp.                            904         4,238
   Cooper Tire & Rubber Co.                          941         9,469
*  Crossman Communities, Inc.                        108         2,133
   D.R. Horton, Inc.                                 775        13,301
*  Delco Remy International Inc.                     312         2,379
*  Dura Automotive Systems, Inc.                     177         1,634
   Exide Corp.                                       280         2,538
   Fedders Corporation                               389         1,507
   Federal-Mogul Corp.                             1,031         5,606
   Fleetwood Enterprises, Inc.                       487         6,605
*  Furniture Brands International, Inc.              722        12,003
*  Griffon Corp.                                     381         2,881
*  GTECH Holdings Corporation                        509         8,430
   Haverty Furniture Companies, Inc.                 237         2,592
   Hayes Lemmerz International Inc.                  261         2,806
*  IMPCO Technologies, Inc.                           57         1,639
*  Interface, Inc.                                   676         5,387
   Kaufman & Broad Home Corporation                  703        18,937
   Kimball International, Inc.                       460         8,223
*  La-Z-Boy Inc.                                     763        11,111
*  Lear Corporation                                  967        19,884
   Lennar Corporation                                702        20,841
   M.D.C. Holdings, Inc.                             314         8,164
*  MascoTech, Inc.                                   537         8,894
*  Meade Instruments Corporation                     122         2,463
*  Modine Manufacturing Company                      325         9,156
*  Mohawk Industries, Inc.                           611        13,327
*  Monaco Coach Corporation                          228         3,762
*  Myers Industries, Inc.                            239         3,032
*  National Presto Industries, Inc.                   66         1,976
*  NVR, Inc.                                         134        10,854
*  Oakley, Inc.                                      328         5,761
   Palm Harbor Homes, Inc.                           267         3,671
   ParkerVision, Inc.                                106         5,101
   Polaris Industries Inc.                           349        12,302
   PriceSmart, Inc.                                   25           966
*  Pulte Corporation                                 448        14,784
*  Regal-Beloit Corp.                                306         5,190
   Ryland Group, Inc. (The)                          190         5,890
*  Salton Inc.                                       140         4,524
   SatCon Technology Corporation                     110         3,933
   Skyline Corp.                                      95         2,025
   Smith (A.O.) Corporatio                           307         3,857
   Snap-on, Inc.                                     856        20,170
   Standard Pacific Corporation                      347         6,246
*  Sturm, Ruger & Co., Inc.                          284         2,325
*  Sunbeam Corporation                             1,126         1,478
   Superior Industries International, Inc.           275         8,250
*  Tenneco Automotive Inc.                           496         2,573
*  Thor Industries, Inc.                             101         2,336
*  Toll Brothers, Inc.                               301        10,347
*  Toro Co. (The)                                    165         5,198
   Tower Automotive, Inc.                            589         5,522
*  Universal Display Corporation                     182         4,015
   Universal Electronics Inc.                        200         4,838
   Walter Industries, Inc.                           484         4,296
*  Winnebago Industries, Inc.                        201         2,513
   WMS Industries Inc.                               331         7,448
                                                            ----------
                                                               496,617
                                                            ----------
CONSUMER NON-DURABLES - 3.32%
   Alberto-Culver Company - Class B                  525        15,127
*  Aurora Foods Inc.                                 255           861
*  Beringer Wine Estates Holdings Inc .              115         6,390
*  BioMarin Pharmaceuticals Inc.                     244         4,484
   Block Drug Co., Inc.                              139         5,994
*  Blount International, Inc.                         55           619
*  Blyth Industries, Inc.                            501        11,742
   Brown Shoe Company, Inc.                          267         2,453
   Carter-Wallace, Inc.                              294         7,185
*  Central Garden & Pet Co.                          213         1,478
*  Chiquita Brands International, Inc.               544         1,700
   Church & Dwight Company Inc.                      557        10,235
   Coca-Cola Bottling Co. Consolidated                23           965
*  Columbia Sportswear Company                        93         4,266
*  Concord Camera Corp.                              288         7,380
*  Constellation Brands, Inc.                        218        11,840
   Corn Products International Inc.                  514        11,694
   Dean Foods Co.                                    525        17,456
*  Del Monte Foods Company                           763         4,721
   Dial Corporation (The)                          1,249        14,520
*  Direct Focus Inc.                                 187         7,433
   Dole Food Co., Inc.                               667        10,005
   Dreyer's Grand Ice Cream, Inc.                    235         5,067
   Earthgrains Co. (The)                             620        11,431
*  Electro Rent Corp.                                211         2,690
   Farmer Bros. Company                               12         2,160
*  Fossil, Inc.                                      207         2,756
*  Genesco Inc.                                      315         5,335
*  Guess ?, Inc.                                     104         1,170
*  Hain Celestial Group, Inc.                        424        14,893
*  Herbalife International, Inc.                     188         1,739
*  International Multifoods Corporation              248         4,309
*  Interstate Bakeries Corporation                   548         8,015
   JAKKS Pacific, Inc.                               283         2,662
   Kellwood Company                                  359         6,552
*  Kenneth Cole Productions, Inc. - Class A           93         3,284
   Lancaster Colony Corporation                      463        11,372
   Lance, Inc.                                       367         3,567
   Libbey Inc.                                       222         6,910
   Madden (Steven), Ltd.                             141         1,216
*  Medicis Pharmaceutical Corporation                422        25,946
*  Michael Foods, Inc.                               199         4,652
   Mine Safety Appliances Co.                        136         3,001
*  Nautica Enterprises, Inc.                         455         5,887
*  Nexell Therapeutics Inc.                          109         1,001
   Oneida Ltd.                                       201         2,789
   Oshkosh B'Gosh, Inc.                              162         2,465
*  PepsiAmericas, Inc.                               363         1,271
*  Perrigo Co.                                       902         6,173
   Phillips-Van Heusen Corp.                         306         3,156
*  Pilgrim's Pride Corp.                             237         1,629
*  Playtex Products, Inc.                            418         4,938
*  Polaroid Corp.                                    656         8,815
*  Polo Ralph Lauren Corporation - Class A           797        12,852
*  Quiksilver, Inc.                                  327         6,295
*  Ralcorp Holdings, Inc.                            409         5,777
*  Rayovac Corp.                                     402         6,884
   Reebok International Ltd.                         651        12,247
*  Revlon, Inc.                                      128           856
   Rica Foods Inc.                                   104         1,716
   Riviana Foods Inc.                                102         1,702
*  Russell Corp.                                     398         6,318
*  Schweitzer-Mauduit International, Inc.            213         2,849
*  Seaboard Corp.                                      5           813
*  Seminis, Inc.                                     181           226
   Skechers U.S.A. Inc.                              205         3,101
   Smithfield Foods, Inc.                            802        21,053
   Smucker (The J.M.) Class A                        319         7,736
*  Star Scientific Inc.                              286         1,144
*  Stride Rite Corp. (The)                           632         3,200
   Suiza Foods Corp.                                 424        21,492
*  Tejon Ranch Co.                                    93         2,353
*  The Robert Mondavi Corporation                    116         4,742
*  The Yankee Candle Company                         212         4,267
   Timberland Co. (The)                              258        10,578
   Topps Co., Inc. (The)                             637         5,852
*  Tupperware Corp.                                  844        15,192
*  Twinlab Corporation                               312         1,365
*  United Natural Foods, Inc.                        128         1,584
*  Universal Corp.                                   412        12,103
   Universal Foods Corp.                             670        13,651
*  Vans, Inc.                                        181         2,783
*  Vector Group Ltd.                                 186         3,229
   Warnaco Group, Inc. (The)                         778         3,112
*  Wolverine World Wide, Inc.                        608         5,662
                                                            ----------
                                                               528,133
                                                            ----------
CONSUMER SERVICES - 13.59%
   1 800 FLOWERS.COM Inc.                            126           628
*  24/7 Media Inc.                                   255         2,574
*  4 Kids Entertainment Inc.                         130         2,194
   99 Cents Only Stores                              176         8,833
   Aaron Rents, Inc.                                 255         3,283
*  Abercrombie & Fitch Company                     1,377        26,249
   ABM Industries Inc.                               238         6,471
*  About.com Inc.                                    199         6,443
   Ackerley Group, Inc.                              168         1,680
*  ACME Communications Inc.                          146         1,314
*  ACNielsen Corp.                                   783        18,645
*  Administaff, Inc.                                 132         9,992
   Advanced Marketing Services, Inc.                 115         2,027
*  Advanced Radio Telecom Corporation                370         3,145
*  Advo Inc.                                         253         8,349
*  Alexander's, Inc.                                  48         3,924
*  Allied Riser Communications Corporation           764         5,062
*  AMERCO                                            125         2,445
*  American Classic Voyages Company                  145         2,121
*  American Eagle Outfitters, Inc.                   325        10,238
   American Greetings Corporation - Class A          943        16,503
*  American Italian Pasta Company - Class A          267         5,123
*  AmeriSource Health Corp.                          748        35,148
*  Ames Department Stores, Inc.                      429         2,480
*  Anchor Gaming                                     102         8,115
*  AnnTaylor Stores Corporation                      371        14,260
*  APAC Customer Services, Inc.                      342         1,817
   Applebee's International, Inc.                    348         8,004
*  Arch Wireless, Inc.                               723         3,615
*  Argosy Gaming Company                             298         5,401
*  Ask Jeeves Inc.                                   300         5,756
*  Avenue A Inc.                                      73           365
*  Avis Group Holdings Inc                           321         9,510
*  Aztar Corporation                                 555         8,533
*  Bally Total Fitness Holding Corporation           348         8,700
   Banta Corporation                                 368         8,970
*  Barnes & Noble Inc.                               732        14,411
*  barnesandnoble.com inc.                           148           726
*  Be Free Inc.                                      340         1,445
*  Beasley Broadcast Group Inc.                      121         1,172
*  BEBE Stores, Inc.                                  37           550
*  Billing Concepts Corp.                            619         1,973
   Bob Evans Farms, Inc.                             562        10,397
*  Boca Resorts, Inc.                                404         4,419
*  Borders Group, Inc.                             1,143        15,931
   Bowne & Co., Inc.                                 515         5,021
*  Boyd Gaming Corporation                           552         2,726
*  Bright Horizons Family Solutions Inc.             180         4,601
*  Brightpoint, Inc.                                 757         3,809
*  BUCA Inc.                                         104         1,105
*  Buckle, Inc. (The)                                117         1,360
*  Buffets, Inc.                                     607         8,346
   Burlington Coat Factory Warehouse Corporation     254         3,635
*  Buy.Com Inc.                                      211           587
*  CAIS Internet, Inc.                                93           453
*  Calico Commerce Inc.                              237         1,452
*  Caprock Communications                            489         2,491
*  Career Education Corporation                      268        11,926
*  Carrier Access Corporation                        140         2,774
   Casey's General Stores, Inc.                      653         8,489
   Cato Corp.                                        203         2,538
   CBRL Group Inc.                                   857        12,319
*  CEC Entertainment Inc.                            391        12,512
   Central Parking Corp.                             178         3,527
*  Championship Auto Racing Teams Inc.               166         4,046
*  Charming Shoppes, Inc.                          1,377         7,186
*  Cheap Tickets, Inc.                               132         1,370
*  Cheesecake Factory Inc.                           385        16,651
*  Chico's FAS, Inc.                                 194         6,596
*  Children's Place Retail Stores Inc.               248         6,386
*  Choice Hotels International Inc.                  780         8,580
*  Choice One Communications, Inc.                   105         1,280
   Churchill Downs Inc.                              125         3,234
*  Citadel Communications Corporation                538         9,146
   Claire's Stores, Inc.                             592        10,656
*  Coinstar Inc.                                     295         4,001
*  Coldwater Creek Inc.                               38         1,026
*  Comfort Systems USA Inc.                          424         2,200
*  Consolidated Products, Inc.                       348         2,784
*  Convergent Communications Inc.                    183           583
*  coolsavings.com inc.                               45           123
*  Copart, Inc.                                      535         7,423
*  Corillian Corporation                              57           549
*  Corinthian Colleges Inc.                           64         3,776
*  Corporate Executive Board Company                 278        11,190
*  Cost Plus, Inc.                                   299         9,007
*  CoStar Group Inc.                                 175         6,475
   CPI Corp.                                         102         2,168
*  Crown Media Holdings, Inc.                        149         2,114
*  CSK Auto Corporation                              275         1,238
*  Cumulus Media Inc.                                514         3,148
*  CyberSource Corporation                           276         3,122
*  Cypress Communications Inc.                       145           385
*  Diamond Technology Partners Inc - Class A         292        21,681
*  Digital Courier Technologies Inc.                 460           834
*  Digital Insight Corporation                       244         8,754
*  Digitalthink Inc.                                  63         2,654
   Dillard's Inc                                   1,368        14,535
*  Dollar Thrift Automotive Group Inc.               353         6,972
   Dover Downs Entertainment, Inc.                   179         2,405
*  Dress Barn, Inc. (The)                            217         4,557
*  Drugstore.com Inc.                                263           888
*  Duane Reade Inc.                                  255         6,184
*  eBenX Inc.                                         73           826
*  Edison Schools Inc.                               207         6,572
*  Education Management Corporation                  297         8,000
*  eGain Communications Corporation                  288         2,709
*  eGlobe Inc.                                       847         1,032
*  Electronics Boutique Holdings Corporation          80         1,720
*  eMerge Interactive Inc.                            96         1,524
*  Encompass Services Corporation                    920         7,475
*  Envision Development Corporation                   44           484
*  eSpeed Inc.                                       132         3,754
   Ethan Allen Interiors Inc.                        578        16,365
*  eToys Inc.                                        839         4,483
*  Expedia Inc.                                       88         1,144
*  Extended Stay America, Inc.                     1,036        13,727
*  F.Y.I. Inc.                                       180         6,728
*  Factory 2-U Stores, Inc.                          181         5,532
*  First Consulting Group Inc.                       253         1,407
*  FirstWorld Communications Inc.                    146           294
   Fleming Companies, Inc.                           574         7,498
*  Footstar, Inc.                                    268         8,660
*  Forrester Research, Inc.                          159        10,136
   Fred's, Inc.                                      128         2,872
*  Frontline Captial Group                           354         5,819
   G & K Services, Inc.                              300         8,419
*  Gaiam Inc.                                         37           678
*  Gartner Group Inc.                              1,078        12,532
   Gaylord Entertainment Company                     257         6,136
*  GC Companies, Inc.                                 81           243
*  GetThere.com Inc.                                  91         1,610
*  Golden Telecom, Inc.                              131         2,276
*  GoTo.com Inc.                                     360         5,940
   Great Atlantic & Pacific Tea Co., Inc. (The)      253         2,799
*  Grey Global Group Inc.                              9         5,578
*  Group 1 Automotive Inc.                           237         2,577
*  Guitar Center Inc.                                322         3,965
   Hall Kinion & Associates Inc.                     130         3,697
*  HA-LO Industries, Inc.                            835         3,340
*  Handleman Co.                                     388         4,802
   Hanover Direct, Inc.                            2,172         1,222
   Harland (John H.) Company                         413         6,324
   Harman International Industries, Inc.             466        18,221
   Heidrick & Struggles International Inc.           279        14,334
   High Speed Access Corporation                     463         1,678
*  Hollinger International Inc.                      559         9,363
   Hollywood Entertainment Corporation               465         3,458
*  Hollywood.com, Inc.                               224         1,351
*  Hot Topic, Inc.                                   125         3,750
*  Hotel Reservations Network Inc.                    79         2,893
   HotJobs.com Inc.                                  233         3,976
*  Houghton Mifflin Co.                              405        15,896
*  Hughes Supply, Inc.                               344         6,749
*  iBEAM Broadcasting Corporation                    155         1,056
*  IDT Corp.                                         320        12,440
   IHOP Corporation                                  291         5,565
*  Information Holdings Inc.                         137         4,855
   infoUSA Inc. - Class B                            403         2,015
*  Ingles Markets, Inc.                              144         1,584
   Insight Communications Company, Inc.              573         9,096
*  Insight Enterprises, Inc.                         466        12,699
*  Integrated Electrical Services Inc.               476         3,273
*  Interliant Inc.                                   693         5,544
   Internet Pictures  Corporation                    676         3,676
*  internet.com Inc.                                 163         5,043
*  InterTAN, Inc.                                    423         6,107
*  Isle of Capri Casinos Inc.                        372         5,766
*  ITT Educational Services, Inc.                    207         5,615
   iVillage Inc.                                     302         1,170
*  iXL Enterprises Inc.                              604         2,643
*  Jack in the Box Inc.                              558        11,962
*  Journal Register Company                          663        11,022
*  Juno Online Services, Inc.                        252         1,008
*  Jupiter Media Metrix, Inc.                        281         4,478
   Kelly Services, Inc.                              248         5,859
*  Key3media Group, Inc.                             231         2,527
   kforce.com Inc.                                   565         1,978
*  Korn/Ferry International                          538        20,343
*  Krispy Kreme Doughnut Inc.                         43         3,601
*  Labor Ready, Inc.                                 502         2,102
*  Landry's Seafood Restaurants, Inc.                362         2,466
*  Lands' End, Inc.                                  193         4,053
   Lante Corporation                                 214         1,070
   Latitude Communications, Inc.                     187         1,449
*  Leap Wireless International, Inc.                 370        23,148
   Learning Tree International, Inc.                 157         7,477
*  Lee Enterprises, Inc.                             645        18,624
*  Liberty Livewire Corporation                       35         1,076
*  LifeMinders Inc.                                  166         3,808
   Linens 'n Things Inc.                             580        14,790
   LodgeNet Entertainment Corp.                      177         5,111
*  Lone Star Steakhouse & Saloon, Inc.               385         2,839
   Longs Drug Stores Corporation                     453         8,664
*  LookSmart Ltd.                                    589         6,589
*  Luby's Inc.                                       327         1,737
*  Mail.com Inc.  - Class A                          586         3,058
*  Mail-Well, Inc.                                   680         3,018
*  Marcus Corp. (The)                                325         3,413
*  MarketWatch.com, Inc.                              48           384
   Martha Stewart Living Omnimedia, Inc.             137         3,596
*  Matthews International Corp.                      206         6,051
*  MAXIMUS, Inc.                                     165         3,651
*  McGrath RentCorp                                  131         2,489
*  MCSi Inc.                                         147         4,943
*  Media General, Inc.                               302        12,986
*  Mediacom Communications Corporation               292         4,709
*  MedicaLogic/Medscape Inc.                         144           513
*  MemberWorks Inc.                                  142         4,668
   Men's Wearhouse Inc.                              465        13,165
*  Meredith Corp.                                    546        16,107
*  Meristar Hospitality Corporation                  516        10,449
*  META Group, Inc.                                  119         1,473
*  Metromedia International Group, Inc.            1,031         3,856
*  Michaels Stores, Inc.                             410        16,400
   Midas Inc.                                        228         3,192
   Modem Media, Inc.                                 151           651
*  Modis Professional Services Inc.                1,329         6,894
*  Morrison Management Specialists, Inc.             171         5,053
*  Motient Corporation                               488         6,893
*  MP3.com, Inc.                                     298         1,173
*  Multex.com, Inc.                                  227         3,887
   Musicland Stores Corporation                      397         2,804
*  MyPoints.com Inc.                                 254         1,397
   National Information Consortium, Inc.             235           933
   National Processing, Inc.                          89         1,240
   National Service Industries, Inc.                 595        11,640
   NationsRent Inc.                                  539         2,122
*  Navigant Consulting Inc.                          543         1,867
   NBC Internet, Inc.                                507         3,327
   NBTY Inc.                                         818         5,343
*  NCO Group Inc.                                    280         3,325
*  Neiman-Marcus Group, Inc.                         548        17,776
*  Neoforma.com Inc                                  111           413
*  net.Genesis Corp.                                  64           556
*  Net2000 Communications Inc.                       147           937
*  Net2Phone Inc.                                    106         2,385
*  NetCreations Inc                                   49           524
*  NetRatings Inc.                                    56          1,050
*  Netro Corporation                                 498        29,507
*  Network Commerce Inc.                             408         2,282
*  Network Plus Corporation                          144         1,242
*  NPC International Inc.                            142         1,389
*  Nu Skin Enterprises Inc. - Class A                661         4,379
*  Nucentrix Broadband Networks                      129         3,306
   O'Charley's, Inc.                                 202         2,487
*  OfficeMax, Inc.                                 1,648         5,871
*  On Assignment, Inc.                               317         9,946
*  On Command Corporation                            123         1,511
*  On2.com Inc.                                      271           675
*  Onvia.com Inc.                                    115           510
*  O'Reilly Automotive, Inc.                         521         7,620
   Organic, Inc.                                      89           401
*  P C Connections Inc.                               69         3,933
*  P.F. Chang's China Bistro Inc.                     92         3,180
   Pacific Sunwear of California, Inc.               462         8,663
*  Papa John's International, Inc.                   284         7,118
*  Paxson Communications Corporation                 482         5,543
*  Payless ShoeSource, Inc.                          325        18,200
   Pegasus Systems Inc.                              295         5,771
   Penn National Gaming, Inc.                        116         1,765
   Penton Media, Inc.                                310         8,525
*  Pep Boys-Manny, Moe & Jack (The)                  684         3,420
*  Performance Food Group Company                    179         6,735
*  Petco Animal Supplies, Inc.                       308         6,718
*  PETsMART, Inc.                                  1,637         7,673
   Pier 1 Imports, Inc.                            1,444        19,584
*  Pinnacle Entertainment Inc.                       278         6,047
*  Playboy Enterprises, Inc.                         298         4,451
   Predictive Systems Inc.                            59         1,139
   Pre-Paid Legal Services, Inc.                     279         9,015
*  Presstek Inc.                                     405         7,771
*  Price Communications Corp.                        665        13,009
*  Prime Hospitality Corp.                           656         6,642
*  Private Media Group, Inc.                         191         1,074
*  ProBusiness Services Inc.                         213         6,443
*  Prodigy Communications Corp.                      305         1,563
*  Professional Detailing Inc.                        59         3,363
*  Profit Recovery Group International Inc (The)     604         5,965
*  ProsoftTraining.com Inc.                          241         3,434
*  Protection One Inc.                               287           395
   Pulitzer Inc.                                     125         5,369
*  PurcharePro.com Inc.                              151        13,269
*  Quokka Sports Inc.                                317         1,258
   R.H. Donnelley Corporation                        469         9,908
*  Rare Hospitality International, Inc.              229         4,666
*  Regent Communications Corporation                 232         1,291
   Regis Corp.                                       502         7,530
   Register.com Inc.                                  71           675
*  Rent-A-Center, Inc.                               246         8,533
   Rent-Way, Inc.                                    346        10,510
*  Rhythms NetConnections Inc.                       897         6,615
   Rollins, Inc.                                     248         3,674
   Ruby Tuesday, Inc.                                900        10,125
*  Ruddick Corp.                                     439         6,091
   Russ Berrie and Company Inc.                      149         2,943
   Ryan's Family Steak Houses, Inc.                  522         4,013
*  Saga Communications Inc.                           93         1,535
*  Salem Communications Corporation                  343         4,352
*  Savvis Communications                             244         2,196
*  Schein (Henry), Inc.                              332         6,619
*  Scholastic Corporation                            207        16,469
   School Specialty Inc.                             254         5,413
*  SciQuest.com Inc.                                 261         1,803
   SCP Pool Corp.                                    214         6,340
*  Service Corp. International                     3,978         9,696
   ShopKo Stores, Inc.                               432         4,482
*  Sinclair Broadcast Group, Inc.                    665         7,273
*  Sirius Satellite Radio Inc.                       461        24,375
*  SITEL Corp.                                       668         1,962
*  Smart & Final Inc.                                173         1,222
*  Sodexho Marriott Services Inc                     475         7,808
*  Sonic Automotive Inc. - Class A                   299         2,485
*  Sonic Corporation                                 262         8,253
*  Sotheby's Holdings, Inc.                          605        15,049
   Source Information Management Co.                 149         1,015
   Spanish Broadcasting Systems Inc.                 449         5,276
*  Speedway Motorsports, Inc.                        205         4,267
   Spherion Corporation                              854        10,195
*  Spiegel, Inc.                                     219         1,533
   SportsLine.com, Inc.                              265         3,660
   Stamps.com Inc.                                   432         1,661
*  Standex International Corp.                       165         3,187
*  StarMedia Network, Inc.                           528         3,960
   StarTek Inc.                                      104         3,016
*  Station Casinos Inc.                              501         7,139
   Stein Mart, Inc.                                  393         4,249
   Stewart Enterprises, Inc.                       1,391         2,695
*  Stockwalk.com Group, Inc.                          80           339
   Strayer Education, Inc.                           106         2,319
*  Sunglass Hut International, Inc.                  565         3,690
*  Switchboard Incorporated                           79           514
*  Sylvan Learning Systems Inc.                      476         7,378
*  Syntro Corp.                                       75           587
*  Systemax Inc.                                     144           396
*  Teligent Inc.                                     252         3,276
*  The Boyds Collection, Ltd.                        865         6,379
*  The Management Network Group Inc.                  78         1,628
   The McClatchy Company                             272         9,571
*  TiVo Inc.                                         219         4,243
*  Too, Inc.                                         449        10,664
*  Trans World Entertainment Corp.                   447         4,470
   Travelocity.com                                   217         3,079
*  Trendwest Resorts Inc.                             54           898
*  Triarc Companies Inc.                             202         4,974
*  Tuesday Morning Corp.                             147         1,148
*  Tweeter Home Entertainment Group, Inc.            229         8,316
*  U.S. Industries, Inc.                           1,194        11,865
*  U.S. Interactive, Inc.                            252           638
*  Ultimate Electronics, Inc.                        122         5,017
   United Auto Group, Inc.                            83           685
   United Rentals Inc.                               491        11,845
   United Stationers Inc.                            475        12,766
*  United Television, Inc.                            58         8,526
   Uproar Inc.                                        36           135
*  URS Corp.                                         188         2,491
   Vail Resorts, Inc.                                221         4,475
   Value City Department Stores, Inc.                225         1,856
*  Value Line, Inc.                                   28           982
*  ValueVision International, Inc.                   563        14,145
*  VASCO Data Security International, Inc.           170         2,709
*  Venator Group Inc.                              2,013        24,911
*  Ventro Corporation                                319         3,509
*  Vicinity Corporation                              102         1,122
*  Volt Information Sciences, Inc.                   118         2,537
   Wackenhut Corporation                             133         1,978
   WatchGuard Technologies Inc.                      161         9,660
   Webvan Group Inc                                    1             1
*  Wesco International, Inc.                         287         2,296
   Whitehall Jewellers Inc.                          199         1,580
*  Whole Foods Market, Inc.                          384        20,616
   Wild Oats Markets, Inc.                           280         3,290
*  Wiley (John) & Sons, Inc.                         678        15,552
*  Wilsons The Leather Experts Inc.                  144         2,601
   Wink Communications Inc.                          315         3,780
   Women.com Networks Inc.                           246           673
   World Wrestling Federation Entertainment Inc      168         2,552
*  WorldGate Communications, Inc.                    182         3,822
*  WorldPages.com Inc.                               524         2,227
*  X-ceed, Inc.                                      213           533
   XM Satellite Radio Holdings Inc.                  177         7,622
*  Young Broadcasting Inc.                           142         4,464
*  Zale Corporation                                  515        16,705
*  Ziff-Davis Inc.                                   462         3,754
*  Zomax, Incorporated                               412         2,884
*  Z-Tel Technologies Inc.                            92           667
                                                            ----------
                                                             2,158,586
                                                            ----------
DIVERSIFIED - .03%
*  Terremark Worldwide Inc.                        1,815         4,628
                                                            ----------
                                                                 4,628
                                                            ----------
ENERGY - 3.24%
   Arch Coal Inc.                                    244         2,440
*  Atwood Oceanics, Inc.                             129         5,378
*  Barrett Resources Corporation                     419        15,843
*  Basin Exploration, Inc.                           199         3,881
*  Belco Oil & Gas Corp.                             223         1,979
   Berry Petroleum Company                           276         4,985
   Cabot Oil & Gas Corporaiton                       335         6,826
*  Cal Dive International Inc.                       175        10,008
*  Callon Petroleum Co.                               87         1,376
   Carbo Ceramics Inc.                                71         1,886
*  Chesapeake Energy Corporation                   1,370         9,847
*  Clayton Williams Energy, Inc.                      64         2,592
*  Comstock Resources, Inc.                          283         3,219
   Consol Energy Inc.                                370         5,943
   Cross Timbers Oil Company                       1,009        19,360
*  Denbury Resources Inc.                            237         1,659
*  Dril-Quip, Inc                                    135         5,383
*  EEX Corporation                                   423         2,062
*  Evergreen Resources, Inc.                         185         6,429
*  Forcenergy, Inc                                   191         4,990
*  Forest Oil Corporation                            477         7,721
*  Friede Goldman Halter, Inc.                       405         2,860
*  Frontier Oil Corporation                          402         2,965
*  Grey Wolf, Inc.                                 2,610        15,008
   Horizon Offshore Inc.                             130         2,291
   Houston Exploration Company                       125         3,156
*  HS Resources, Inc.                                246         8,272
*  Input/Output, Inc.                                562         5,409
*  Key Energy Group, Inc.                          1,253        12,295
*  Key Production Co., Inc.                          140         3,089
   Lone Star Technologies, Inc.                      348        16,060
   Louis Dreyfus Natural Gas Corporation             287        11,372
*  Maverick Tube Corp.                               261         7,031
*  McMoRan Exploration Co.                           231         2,680
   Meridian Resource Corporation                     225         1,547
   Midcoast Energy Resources, Inc.                   161         3,311
*  Mitchell Energy & Development Corp.               298        13,894
   Newpark Resources, Inc.                         1,011         9,352
*  Nuevo Energy Co.                                  223         4,098
   Oceaneering International, Inc.                   305         5,071
*  Offshore Logistics, Inc.                          308         5,506
*  Parker Drilling Co.                               957         6,699
*  Patina Oil & Gas Corporation                      163         3,260
*  Patterson Energy Inc.                             479        16,466
*  Penn Virginia Corp.                               101         2,626
   Pennaco Energy, Inc.                              225         3,909
   Pennzoil-Quaker State Company                   1,146        12,033
   Pioneer National Resources Company              1,456        20,654
*  Plains Resources Inc.                             234         4,417
   Pogo Producing Co.                                590        14,971
*  Prima Energy Corp.                                 86         4,580
*  Prize Energy Corporation                           40           755
*  Pure Resources, Inc.                              731        15,488
   RPC, Inc.                                         193         2,268
*  Seacor Smit, Inc.                                 246        11,470
*  Seitel, Inc.                                      267         3,838
   SEMCO Energy, Inc.                                262         4,028
*  Spinnaker Exploration Company                     109         3,801
*  St. Mary Land & Exploration Company               408         9,410
*  Stone Energy Corp.                                242        13,310
   Superior Energy Services, Inc.                    648         6,804
*  Swift Energy Co.                                  279        11,596
*  Syntroleum Corporation                            399         8,130
*  Tesoro Petroleum Corporation                      463         4,601
*  Tom Brown Inc.                                    402         9,849
*  TransMontaigne Inc.                               384         1,896
*  Trico Marine Services, Inc.                       327         5,191
*  Unit Corporation                                  466         6,874
   Universal Compression Holdings, Inc.              102         3,156
*  UTI Energy Corporation                            205         9,148
*  Veritas DGC Inc.                                  377        10,909
*  Vintage Petroleum, Inc.                           711        16,175
   Western Gas Resources, Inc.                       289         7,243
                                                            ----------
                                                               514,629
                                                            ----------
FINANCE - 16.59%
   1st Source Corporation                            169         3,549
*  Acacia Research Corporation                       210         7,324
   ADVANTA Corporation - Class A                     318         3,578
*  Affiliated Mangers Group Inc.                     327        18,619
   Alabama National BanCorporation                   122         2,638
   Alexandria Real Estate Equities Inc.              176         6,039
   Alfa Corporation                                  573         9,992
*  Alleghany Corporation                              70        13,720
   Allied Capital Corporation                      1,013        21,020
   AMCORE Financial, Inc.                            396         7,772
   American Captial Strategies Ltd.                  303         7,177
   American Financial Holdings Inc.                  422         7,438
   American Industrial Properties REIT               259         3,691
   American National Insurance Co.                   149         9,517
*  AmeriCredit Corp.                               1,107         31,895
   AmerUs Group Co                                   184         4,738
   Amli Residential Properties Trust                 213         5,112
*  Ampal-American Israel Corporation                 275         3,609
   Anchor BanCorp Wisconsin Inc.                     369         5,789
   Andover Bancorp, Inc.                              93         2,837
*  Arch Capital Group Ltd.                           181         2,851
   Arden Realty, Inc.                                869        23,300
   Area Bancshares Corporation                       137         3,040
   Argonaut Group, Inc.                              256         4,480
   Astoria Financial Corporation                     674        26,033
   Baldwin & Lyons, Inc.                             171         3,313
   BancFirst Corp.                                    59         1,881
   BancorpSouth, Inc.                              1,238        17,796
   Bank of Granite Corporation                       167         3,831
   Bank United Corp.                                 474        24,026
   BankAtlantic Bancorp  - Class A                   335         1,403
*  BARRA, Inc.                                       163        10,116
   Bay View Capital Corporation                      412         4,429
   Bedford Property Investors, Inc.                  272         5,525

   Berkley (W. R.) Corp.                             254         8,779
*  Blackrock, Inc.                                   263         8,416
   Blanch (E.W.) Holdings, Inc.                      195         4,046
*  BOK Financial Corp.                               153         2,831
   Boykin Lodging Co.                                250         2,594
   Brandywine Realty Trust                           496        10,044
   BRE Properties, Inc.                              654         20,928
   Brenton Banks, Inc.                               208         2,509
   Brookline Bancorp Inc.                            189         2,162
   Brown & Brown, Inc.                               314         9,989
   BSB Bancorp, Inc.                                 135         3,021
   BT Financial Corp.                                243         4,496
   Burnham Pacific Properties, Inc.                  472         2,862
   Cabot Industrial Trust                            593        11,823
*  Cadiz Inc.                                        516         5,160
   Camden Property Trust                             558        17,298
   Capital Automotive REIT                           302         3,926
   Capital City Bank Group Inc.                       60         1,174
   Capitol Federal Financial                         515         7,532
   Capstead Mortgage Corporation                     256         2,304
   Cash America International, Inc.                  377         2,757
*  Catellus Development Corporation                1,562        27,335
   Cathay Bancorp, Inc.                              132         6,435
*  CB Richard Ellis Services, Inc.                   298         3,651
   CBL & Associates Properties, Inc.                 363         9,098
   Centerpoint Properties Trust                      303        13,957
*  Century Business Services Inc.                  1,084         1,423
   Century South Banks, Inc.                         163         2,995
   Charter Municipal Mortgage Acceptance Company     300         4,152
   Chateau Communities, Inc.                         313         8,392
   Chelsea GCA Realty, Inc.                          233         8,184
   Chemical Financial Corporation                    205         4,818
   Chittenden Corp.                                  416        10,686
   Citizens Banking Corp.                            696        16,008
   City Bank                                         136         2,346
   CNA Surety Corporation                            241         2,772
   Colonial BancGroup, Inc. (The)                  1,407        14,598
   Colonial Properties Trust                         320         8,220
   Commerce Bancorp Inc                              447        26,010
   Commerce Group Inc                                366        10,591
   Commercial Federal Corporation                    825        15,778
   Commercial Net Lease Realty, Inc                  443         4,596
   Community First Bankshares, Inc.                  737        12,944
*  CompuCredit Corporation                           179        10,041
   Cornerstone Realty Income Trust Inc.              571         6,067
   CORUS Bankshares, Inc.                            135         4,871
   Cousins Properties Inc.                           381        16,407
   CPB Inc.                                          120         3,240
   Crawford & Company                                516         6,289
*  Credit Acceptance Corporation                     247         1,559
*  Creditrust Corp                                    71             4
*  Crestline Capital Corporation                     217         4,354
   Cullen/Frost Bankers, Inc.                        765        24,863
   CVB Financial Corp.                               253         4,254
   Dain Rauscher Corporation                         187        17,391
*  Data Broadcasting Corp.                         1,009         3,216
*  Delphi Financial Group, Inc.                      217         8,789
   Developers Diversified Realty Corp.               853        10,982
   Dime Community Bancorp, Inc.                      184         4,554
*  DLJdirect                                         233         1,602
   Doral Financial Corporation                       462         7,479
   Downey Financial Corp.                            310        12,245
   East West Bancorp Inc.                            328         6,417
   EastGroup Properties Inc                          228         5,073
   Eaton Vance Corp.                                 434        22,134
*  E-Loan Inc.                                       137           574
   Enhance Financial Services Group Inc.             396         5,148
   Entertainment Properties Trust                    219         2,327
   Equity Inns, Inc.                                 536         3,551
   Essex Property Trust, Inc.                        264        14,619
   F & M National Corp.                              363         8,871
   F&M Bancorp                                       155         3,071
   F.N.B. Corp.                                      320         6,840
   Fair, Isaac and Co., Inc.                         166         7,086
*  Fairfield Communities, Inc.                       600         6,075
   Farmers Capital Bank Corp.                         92         3,306
   FBL Financial Group, Inc.                         173         2,811
   Federal Realty Investment Trust                   575        10,997
   FelCor Lodging Trust, Inc.                        689        15,933
   Fidelity National Financial, Inc.                 778        19,256
*  Financial Federal Corp.                           157         3,797
   FINOVA Group Inc.                                 896         6,496
   First American Financial Corp. (The               802        16,742
   First Busey Corp.                                 132         2,442
   First Charter Corporation                         458         6,612
   First Citizens BancShares, Inc.                    87         6,226
   First Commonwealth Financial Corporation          849         8,225
   First Federal Capital Corporation                 217         2,672
   First Financial Bancorp                           516         8,127
   First Financial Bankshares, Inc.                  145         4,649
   First Financial Corp.                              98         2,989
   First Financial Holdings, Inc.                    195         2,986
   First Indiana Corporation                         136         3,545
   First Industrial Realty Trust, Inc.               566        17,405
   First Merchants Corporation                       170         3,761
   First Midwest Bancorp, Inc.                       601        16,002
   First Niagara Financial Group, Inc.               179         1,656
   First Sentinel Bancorp                            527         5,023
   First Washington Realty Trust, Inc.               118         2,994
   FirstBank Puerto Rico                             310         7,576
*  FirstFed Financial Corp.                          251         5,773
   Forest City Enterprises, Inc.                     231         8,316
   Franchise Finance Corporation of America          823        18,518
   Fremont General Corp.                             849         2,918
*  Friedman, Billings, Ramsey Group Inc.             348         3,241
   Frontier Financial Corporation                    214         4,026
   Fulton Financial Corporation                    1,043        20,664
*  Gabelli Asset Management, Inc.                     80         2,400
   Gables Residential Trust                          354         9,624
   Gallagher (Arthur J.) & Company                   544        32,164
   GBC Bancorp                                       156         5,314
   Glenborough Realty Trust Inc.                     428         7,704
   Glimcher Realty Trust                             347         5,183
*  GlobalNet Financial.com, Inc.                     317         2,001
*  Gold Banc Corporation, Inc.                       431         2,209
*  Great Lakes REIT Inc.                             239         4,153
   Greater Bay Bancorp                               260        18,054
*  Hancock Holding Company                           133         4,115
   Harbor Florida Bancorp, Inc.                      334         4,029
   Harleysville Group Inc.                           192         3,651
   Harleysville National Corp.                       115         3,472
   Harris Financial, Inc.                            119           922
*  HCC Insurance Holdings, Inc.                      600        12,188
   Health Care Property Investors, Inc.              707        20,945
*  Health Care REIT, Inc.                            417         7,402
   Healthcare Realty Trust Inc.                      586        12,379
   Highwoods Properties, Inc.                        870        20,554
   Hilb, Rogal & Hamilton Co.                        191         7,962
   Home Properties of New York, Inc.                 294         8,783
*  Horace Mann Educators Corporation                 597         9,776
*  Hospitality Properties Trust                      739        17,274
   HRP Properties Trust                            1,929        13,503
*  HSB Group, Inc.                                   424        17,013
   Hudson United Bancorp                             741        20,470
*  Imperial Bancorp                                  545        10,423
   Independence Community Bank Corporation           978        13,692
*  Independent Bank Corp.                            175         2,100
*  IndyMac Mortgage Holdings Inc.                    990        20,357
*  Innkeepers USA Trust                              507         5,197
*  Insignia Financial Group, Inc.                    263         2,696
*  Insurance Auto Auctions, Inc.                     123         1,991
*  Integra Bank Corporation                          255         5,658
*  International Bancshares Corp.                    228         6,983
*  Investment Technology Group, Inc.                 402        16,055
*  Investors Financial Services Corp.                426        26,891
*  IRT Property Company                              465         4,069
   Irwin Financial Corporation                       154         2,522
*  JDN Realty Corp.                                  494         5,588
   Jefferies Group, Inc.                             357         9,594
*  John Nuveen Company                                98         4,741
*  Jones Lang LaSalle Inc.                           442         5,746
*  JP Realty, Inc.                                   179         3,233
   Kansas City Life Insurance Co.                    100         3,300
*  Keystone Financial, Inc.                          713        15,508
*  Kilroy Realty Corporation                         383        10,221
*  Koger Equity, Inc.                                388         6,596
   LaBranche & Company Inc.                          540        18,023
*  LandAmerica Financial Group, Inc                  144         4,113
*  LaSalle Hotel Properties                          156         2,360
*  Leucadia National Corp.                           553        14,793
   Lexington Corporate Properties, Inc.              250         2,813
   Liberty Corp. (The)                               228         7,895
*  Liberty Financial Companies, Inc.                 200         4,700
*  LNR Property Corporation                          325         7,191
*  Macerich Co. (The)                                459         9,754
   MAF Bancorp, Inc.                                 345         8,582
*  Manufactured Home Communities, Inc.               268         6,700
*  Markel Corporation                                 83        12,595
   Medallion Financial Corp.                         163         2,740
*  Medical Assurance Inc.                            273         3,344
*  Meditrust Corporation                           2,084         6,122
*  Merchants New York Bancorp, Inc.                  277         5,696
   Mercury General Corp.                             390        11,042
*  Metris Companies Inc.                             850        33,575
*  Mid-America Apartment Communities Inc.            258         6,176
   Mid-America Bancorp                               124         3,240
   Mid-State Bancshares                              164         5,125
   Mississippi Valley Bancshares, Inc.                91         2,349
   Morgan Keegan, Inc.                               322         5,635
   National Discount Brokers Group Inc.              158         4,888
   National Golf Properties, Inc.                    196         4,043
*  National Health Investors Inc.                    356         2,403
   National Penn Bancshares, Inc.                    258         4,962
*  National Western Life Insurance Co.                29         2,117
*  Nationwide Health Properties, Inc.                675        10,758
*  NBT Bancorp Inc.                                  264         3,168
*  Net.Bank Inc.                                     355         4,193
*  New Plan Excel Realty Trust                     1,281        17,534
*  NextCard Inc.                                     409         3,719
   Northwest Bancorp, Inc.                           211         1,767
*  OceanFirst Financial Corporation                  175         3,631
*  Ocwen Financial Corporation                       476         2,797
   Ohio Casualty Corporation                         878         5,570
   Old Kent Financial Corp.                            4           116
   Omega Financial Corp.                             128         3,872
*  Oriental Financial Group Inc.                     166         2,573
   Pacific Capital Bancorp                           359         9,603
   Pacific Gulf Properties Inc.                      269         7,196
*  Pacific Northwest Bancorp                         201         2,600
*  Pan Pacific Retail Properties Inc.                129         2,580
*  Park National Corp.                               123        11,808
   Parkway Properties, Inc.                          144         4,392
   Pennsylvania Real Estate Investment Trust         179         3,121
   People's Bank                                     403         8,488
*  PFF Bancorp, Inc.                                 192         4,176
   Philadelphia Consolidated Holding Corp.            92         1,921
*  Phoenix Investment Partners, Ltd.                 647        10,029
*  PICO Holdings, Inc.                               194         2,534
*  Pioneer Group, Inc. (The)                         342        15,037
*  PMA Capital Corporation                           248         4,464
   Premier National Bancorp Inc.                     231         4,678
   Prentiss Properties Trust                         527        13,768
*  Presidential Life Corporation                     300         4,481
   Prime Group Realty Trust                          139         2,189
*  Prison Realty Trust, Inc.                       1,731         2,056
   Provident Bankshares Corporation                  367         6,147
*  Provident Financial Group, Inc                    320         9,400
*  PS Business Parks Inc                             342         9,320
*  Queens County Bancorp Inc.                        241         6,959
   R&G Financial Corporation                         148         1,425
   Raymond James Financial, Inc.                     574        18,906
   Realty Income Corp.                               390         9,092
*  Reckson Associates Realty Corporation             597        15,224
*  Regency Realty Corp.                              451        10,345
   Reliance Group Holdings, Inc.                     957           194
   Republic Bancorp Inc.                             661         6,280
*  Republic Security Financial Corporation           712         3,516
*  RFS Hotel Investors Inc.                          358         4,520
   Richmond County Financial Corporation             448        10,836
*  Riggs National Corp.                              279         3,418
   RLI Corp.                                         115         4,435
   Roslyn Bancorp, Inc.                              974        21,793
*  S&T Bancorp, Inc.                                 394         7,486
*  Sandy Spring Bancorp Inc.                         140         3,500
*  Santander BanCorp                                 121         1,997
*  Saul Centers, Inc.                                158         2,518
   SCPIE Holdings Inc.                               137         2,757
*  Seacoast Financial Services Corporation           372         4,092
*  Security Capital Group Inc.                       446         8,446
*  Selective Insurance Group, Inc.                   383         6,846
*  Senior Housing Properties Trust                   190         1,769
   Shoreline Financial Corp.                           7            98
*  Shurgard Storage Centers, Inc.                    426         9,612
*  Silicon Valley Bancshares                         587        34,158
   Sky Financial Group Inc.                        1,130        20,058
   SL Green Realty Corporation                       316         8,868
*  Smith (Charles E.) Residential Realty, Inc.       306        13,885
   Southwest Bancorporation of Texas, Inc.           413        13,500
   Southwest Securities Group, Inc.                  232         6,786
*  Sovran Self Storage, Inc.                         177         3,629
*  StanCorp Financial Group                          463        19,793
   State Auto Financial Corp.                        176         2,310
*  Staten Island Bancorp Inc.                        537        10,740
*  Sterling Bancshares, Inc.                         381         5,810
*  Stewart Information Services Corp.                150         2,306
*  Storage USA, Inc.                                 404        12,322
   Student Loan Corp.                                 58         2,831
   Summit Properties Inc.                            363         8,735
*  Sun Communities, Inc.                             255         8,064
*  Susquehanna Bancshares, Inc.                      574         8,754
*  Tanger Factory Outlet Centers, Inc.                76         1,672
*  Taubman Centers, Inc.                             498         5,758
*  Texas Regional Bancshares, Inc.                   212         6,016
*  The Midland Company                                63         1,670
   The Mills Corporation                             226         4,280
   The South Financial Group, Inc.                   629         7,941
*  Town & Country Trust (The)                        232         4,176
*  Trammell Crow Company                             357         5,355
   Trenwick Group Ltd                                238         4,522
*  Triad Guaranty Inc.                               194         5,772
   Trust Company of New Jersey                       237         3,970
   TrustCo Bank Corp N Y                             782         9,628
   Trustmark Corp.                                   898        17,511
*  Tucker Anthony Sutro                              240         6,090
*  U.S.B. Holding Co., Inc.                          137         1,824
   UCBH Holdings, Inc.                               136         4,871
   UICI                                              546         3,822
   UMB Financial Corp.                               234         8,717
   United Bankshares, Inc.                           505         9,911
   United Community Financial Corp.                  441         2,894
   United Dominion Realty Trust, Inc.              1,508        16,400
*  United National Bancorp                           232         4,118
*  Urban Shopping Centers Inc.                       149         7,078
*  Vencor, Inc.                                      879         4,395
*  W Holding Company Inc.                            404         4,116
   Washington Federal, Inc.                          799        18,177
*  Washington Real Estate Investment Trust           522        10,473
*  Webb (Del) Corp.                                  239         6,632
*  Webster Financial Corporation                     623        16,782
*  Weingarten Realty Investors                       391        15,933
*  Wesbanco, Inc.                                    281         6,024
*  Westamerica Bancorporation                        530        17,722
*  Westcorp Inc.                                     121         1,815
   Western Properties Trust                          252         3,103
   Westfield America Inc.                            422         5,803
   WFS Financial Inc.                                132         2,236
*  Whitney Holding Corporation                       330        11,983
*  Wit Soundview Group Inc.                        1,051         9,459
*  Wyndham International Inc. - Class A            2,199         3,986
   Zenith National Insurance Corporation             135         2,953
                                                            ----------
                                                             2,636,663
                                                            ----------
HEALTH CARE - 11.50%
*  ABIOMED, Inc.                                     107         7,289
*  Accredo Health Inc.                               141         6,891
*  Aclara BioSciences, Inc.                          132         4,010
*  Acuson Corporation                                303         6,893
*  ADAC Laboratories                                 300         6,244
*  Advance ParadigM, Inc.                            275        11,602
*  Advanced Tissue Sciences, Inc.                    875         6,508
*  Albany Molecular Research Inc.                    244        13,710
*  Alexion Pharmaceuticals, Inc.                     184        20,976
*  Alliance Pharmaceutical Corporation               688        10,492
*  Allos Therapeutics Inc.                            73           662
*  Allscripts Inc.                                   264         3,729
   ALPHARMA INC.                                     314        19,193
*  AmeriPath Inc.                                    315         4,568
*  Amylin Pharmaceuticals Inc.                       817         8,783
*  Anesta Corp.                                      178         4,094
*  Antigenics Inc.                                    54           797
*  Aphton Corporation                                198         5,693
*  Apria Healthcare Group Inc.                       576         8,028
*  Aradigm Corporation                               254         5,826
*  ARIAD Pharmaceuticals, Inc.                       338         4,246
   Arrow International, Inc.                         166         6,038
*  ArthroCare Corp.                                  286         5,559
*  Aspect Medical Systems Inc.                        50           619
*  ATS Medical, Inc.                                 278         4,187
*  Aurora Biosciences Corporation                    287        19,516
*  AVANT Immunotherapeutics Inc                      654         7,071
*  Avigen, Inc                                       211         8,387
*  Aviron                                            250        14,578
*  Bacou USA, Inc.                                    69         1,790
*  Barr Laboratories, Inc.                           393        26,061
   Bergen Brunswig Corp.                           1,966        22,978
*  Beverly Enterprises, Inc.                       1,481         8,793
   Bindley Western Industries, Inc.                  366        11,712
*  BioCryst Pharmaceuticals, Inc.                    186         3,871
*  Biomatrix, Inc.                                   215         3,763
*  Biopure Corporation                               196         3,540
*  Bio-Rad Laboratories, Inc.                        118         2,656
*  Biosite Diagnostics Inc                           200         7,975
*  Bio-Technology General Corporation                792         9,059
*  Bone Care International, Inc.                     100         2,075
*  CardioDynamics International Corporation          410         2,140
*  Caremark Rx Inc.                                2,920        32,850
*  Cell Genesys, Inc.                                490        14,700
*  Cell Pathways Inc.                                309         2,511
*  Cell Therapeutics Inc.                            354        23,607
*  Celsion Corporation                               711         1,733
*  Cerus Corporation                                 130         7,215
*  ChromaVision Medical Systems Inc.                 207         1,967
*  Closure Medical Corporation                        92         2,317
*  Coherent, Inc.                                    359        24,412
*  Collateral Therapeutics Inc.                      106         3,067
*  Columbia Laboratories, Inc.                       336         1,953
*  CONMED Corp.                                      210         2,874
*  Connective Therapeutics, Inc.                     398         9,602
   Cooper Companies, Inc. (The)                      206         7,287
*  Corixa Corporation                                276        13,869
*  CorVel Corp.                                       88         2,448
*  Coulter Pharmaceutical Inc.                       249         7,190
*  Covance Inc                                       836         6,845
*  Coventry Health Care, Inc.                        856        12,947
*  CryoLife, Inc.                                    155         5,377
*  Cubist Pharmaceuticals, Inc                       389        20,252
*  CuraGen Corporation                               361        19,235
*  CV Therapeutics, Inc                              223        17,345
*  Cyber-Care Inc.                                   659         4,191
*  Cyberonics, Inc.                                  230         4,931
*  CyberOptics Corporation                            98         1,795
*  Cygnus, Inc.                                      335         3,685
*  Cytogen Corporation                             1,048         6,616
   Datascope Corp.                                   177         5,930
   Diagnostic Products Corporation                   164         8,795
*  Diametrics Medical, Inc.                          356         2,859
*  Digene Corp.                                      153         5,508
*  Diversa Corporation                               111         2,997
*  Dura Pharmaceuticals, Inc.                        648        22,923
*  DUSA Pharmaceuticals, Inc.                        198         6,101
*  DVI, Inc.                                         142         2,760
*  Eclipsys Corporation                              536         8,576
*  Edwards Lifesciences Corporation                  852        18,584
*  Emisphere Technologies, Inc.                      208         6,227
*  Endocare, Inc.                                    146         2,884
*  EntreMed, Inc.                                    207         5,770
*  Enzo Biochem, Inc.                                326        15,811
*  Enzon, Inc.                                       593        39,119
*  Exelixis Inc.                                     131         4,110
*  Fisher Scientific International Inc.              586        19,778
*  Foundation Health Systems Inc - Class A         1,512        25,137
*  GelTex Pharmaceuticals, Inc.                      228        10,673
*  Gene Logic Inc.                                   372         8,556
*  Genome Therapeutics Corp.                         301         6,189
*  Genomic Solutions Inc.                             17           292
*  Genta Inc.                                        170         1,626
*  Gentiva Health Services, Inc.                     250         3,188
*  Genzyme Transgenics Corp.                         271         9,553
*  Geron Corp.                                       313         8,881
*  Gliatech Inc.                                     140           875
*  Guilford Pharmaceuticals Inc.                     342         7,887
*  Haemonetics Corp.                                 378         9,639
*  HEICO Corp.                                       116         1,508
   Hooper Holmes, Inc.                               961         9,139
   Humana Inc.                                     2,317        24,908
*  Hyseq Inc.                                        143         5,228
*  IDEXX Laboratories, Inc.                          518        13,857
*  IDX Systems Corp.                                 222         3,580
*  IGEN International Inc.                           139         2,797
*  ILEX Oncology Inc.                                318         9,580
*  Imatron Inc.                                    1,327         3,069
*  Immune Response Corporation (The)                 344         2,365
*  ImmunoGen, Inc.                                   483        16,513
*  Immunomedics, Inc.                                439         9,192
*  IMPATH Inc.                                       254        16,034
*  INAMED Corporation                                188         5,288
*  Inhale Therapeutic Systems                        470        26,496
   InterMune Pharmaceuticals Inc.                     99         5,371
*  IntraBiotics Pharmaceuticals Inc.                 110         1,788
*  Invacare Corp.                                    347        11,147
   Invitrogen Corporation                            123         8,748
*  Isis Pharmaceuticals, Inc.                        518         5,957
*  i-STAT Corp.                                      235         5,317
*  Kos Pharmaceuticals Inc.                          134         2,647
*  K-V Pharmaceutical Company                        259         8,936
*  Laboratory Corporation of America Holdings         96        11,496
   Lexicon Genetics, Inc.                            145         4,586
*  Lifepoint Hospitals, Inc.                         457        16,224
*  Ligand Pharmaceuticals Inc.                       760         9,738
   Lincare Holdings Inc.                             597        17,126
*  Luminex Corporation                                67         2,546
   Lynx Therapeutics Inc.                            144         4,509
   Manor Care, Inc.                                1,175        18,433
*  Martek Biosciences Corp.                          255         4,973
*  Matrix Pharmaceutical, Inc.                       336         5,229
*  Maxim Pharmaceuticals, Inc.                       293        17,800
*  Maxygen Inc.                                      108         5,603
   MedQuist, Inc.                                    195         3,937
*  Mentor Corporation                                320         5,040
*  MGI Pharma, Inc.                                  239         7,170
   Mid Atlantic Medical Services, Inc.               648         9,801
   Miravant Medical Technologies                     203         4,415
*  Molecular Devices Corp.                           164        16,113
*  Myriad Genetics, Inc.                             268        23,149
*  Nabi                                              491         3,437
*  Nanogen Inc.                                      209         4,049
*  NeoRx Corp.                                       287         7,032
*  Neose Technologies, Inc.                          158         7,643
   Neurocrine Biosciences, Inc.                      294        13,230
*  Neurogen Corp.                                    181         5,634
*  Noven Pharmaceuticals, Inc.                       276        11,799
*  Novoste Corp.                                     207         8,798
   NPS Pharmaceuticals, Inc.                         282        15,951
*  Ocular Sciences Inc.                              232         2,784
   Omnicare, Inc.                                  1,347        21,720
*  ORATEC Interventions Inc.                          64           784
*  Orchid Biosciences Inc.                            87         2,958
*  Organogenesis Inc.                                495         7,277
   Orthodontic Centers of America, Inc.              595        19,821
*  OSI Pharmaceuticals, Inc.                         341        23,870
   Owens & Minor, Inc.                               480         7,560
*  Packard BioScience Company                        176         3,432
*  Paradigm Genetics, Inc.                            72         1,719
   PAREXEL International Corp.                       369         3,137
*  Per-Se Technologies Inc.                          436         5,532
*  Pharmaceutical Product Development, Inc.          270         7,172
*  Pharmacopeia, Inc.                                265         6,758
*  Pharmacyclics, Inc.                               233        11,563
   PolyMedica Corporation                            150         6,431
*  Praecis Pharmaceuticals Inc.                      116         4,930
*  Priority Healthcare Corporation- Class B          163        12,429
*  Province Healthcare Company                       441        17,612
*  PSS World Medical Inc.                          1,038         3,763
   Quorum Health Group, Inc.                       1,033        13,429
   Regeneron Pharmaceuticals, Inc.                   262         8,548
*  RehabCare Group, Inc.                             184         7,820
*  Renal Care Group Inc.                             660        12,293
*  Res-Care, Inc.                                    283         1,291
*  ResMed Inc.                                       435        13,594
*  Respironics, Inc.                                 482         8,043
*  Ribozyme Pharmaceuticals, Inc.                    130         3,770
   RightCHOICE Managed Care, Inc.                     54         1,310
   Sangstat Medical Corporation                      230         2,947
*  SciClone Pharmaceuticals, Inc.                    444         4,829
*  Sequenom, Inc.                                     76         3,202
   Sicor Inc.                                        602         6,171
*  Sonic Innovations Inc.                             49           515
*  STAAR Surgical Co.                                172         2,978
   STERIS Corp.                                      987        11,844
*  Sunrise Assisted Living, Inc.                     274         5,942
*  Sunrise Technologies International, Inc.          678         4,873
*  SuperGen, Inc.                                    372         7,138
*  Syncor International Corporation                  276        10,160
   Targeted Genetics Corporation                     389         4,619
   Techniclone Corp.                               1,153         2,810
   Texas Biotechnology Corporation                   596         9,715
*  Theragenics Corporation                           382         2,483
*  Thermo Cardiosystems Inc.                         225         1,983
*  Thoratec Laboratories Corporation                 218         4,796
*  Titan Pharmaceuticals, Inc.                       335        21,775
*  Total Renal Care Holding Inc - Class A          1,070         8,025
*  Transkaryotic Therapies, Inc.                     292        12,574
*  Triad Hospitals Inc.                              497        14,599
*  Triangle Pharmaceuticals, Inc.                    478         4,033
   Trimeris Inc.                                     228        15,946
*  Tularik Inc.                                      160         5,280
*  United Therapeutics Corporation                   195        17,038
*  US Oncology Inc.                                1,052         4,767
   Valentis Inc.                                     424         3,498
*  Vasomedical, Inc.                                 726         3,539
   VaxGen, Inc.                                      116         2,712
*  Ventana Medical Systems, Inc.                     134         3,400
*  Ventiv Health, Inc.                               227         2,866
*  Vical Inc.                                        289         7,478
   VISX Inc./DE                                      790        21,281
*  Vital Signs, Inc.                                  81         2,147
*  VIVUS, Inc.                                       471         2,002
   WebMD Corp                                          0             8
   Wesley Jessen VisionCare Inc.                     132         5,074
   West Pharmaceutical Services, Inc.                152         3,534
*  Zoll Medical Corporation                          122         5,948
                                                            ----------
                                                             1,827,456
                                                            ----------
PUBLIC UTLITIES - 4.48%
*  Adelphia Business Solutions Inc.                  397         4,690
   AGL Resources Inc.                                793        15,910
*  Airgate PCS                                       133         5,968
*  Alamosa PCS Holdings Inc.                         152         2,461
   ALLETE                                          1,081        23,917
   American States Water Company                     130         3,933
   Atmos Energy Corp.                                462         9,529
   Avista Corporation                                688        15,480
*  Azurix Corporation                                565         2,013
   Black Hills Corp.                                 312         8,756
   California Water Service Group                    173         4,628
   Cascade Natural Gas Corporation                   161         2,818
*  Centennial Communications Corp.                   111         2,442
   CFW Communications Company                        191         5,157
   CH Energy Group, Inc.                             246         9,809
   Cleco Corporation                                 328        15,334
*  Commonwealth Telephone Enterprises, Inc.          153         5,642
   Conectiv Inc.                                   1,322        23,631
   CT Communications, Inc                            236         4,794
*  e spire Communications Inc.                       763         2,241
*  El Paso Electric Company                          801        11,030
   Empire District Electric Co.                      255         6,694
   Energen Corp.                                     394        11,722
   Energy East Corp.                                   2            53
   EnergyNorth, Inc.                                  48         2,913
   E'town Corp.                                      128         8,560
*  General Communication, Inc.                       610         4,365
*  GoAmerica Inc.                                    144         1,274
*  Hawaiian Electric Industries, Inc.                473        16,496
*  Hickory Tech Corp.                                201         4,472
*  ICG Communications Inc.                           710           311
   IdaCorp Inc.                                      550        25,438
*  Illuminet Holdings, Inc.                          305         8,464
*  IMPSAT Fiber Networks, Inc.                       173         1,903
*  Intermedia Communications Inc.                    718        21,181
*  ITC/\DeltaCom Inc.                                737         8,476
   Kansas City Power & Light Co.                     905        24,152
   Laclede Gas Company                               276         5,969
*  LCC International, Inc.                           151         2,190
*  Lightbridge, Inc.                                 248         2,883
*  Madison Gas & Electric Co.                        236         5,369
*  MDU Resources Group, Inc.                         894        26,589
*  Metrocall, Inc.                                 1,088         3,264
*  Mpower Communications Corporation                 694         6,051
*  NEON Communications Inc.                           77         2,685
   New Jersey Resources Corporation                  258        10,481
   Northwest Natural Gas Company                     368         8,372
*  Northwestern Corporation                          337         6,572
*  NUI Corporation                                   189         5,705
   OGE Energy Corporation                          1,138        24,254
*  ONEOK, Inc.                                       426        16,934
   Otter Tail Power Company                          348         8,048
   Peoples Energy Corp.                              516        17,222
   Philadelphia Suburban Corp.                       502        11,640
   Piedmont Natural Gas Co., Inc.                    454        13,904
*  Primus Telecommunications Group Inc.              366         3,477
   Public Service Co. of New Mexico                  510        13,196
   RGS Energy Group, Inc                             518        14,601
   Rural Cellular Corp.                              140         9,538
*  Sierra Pacific Resources                        1,146        20,628
   SJW Corp.                                          29         3,444
   South Jersey Industries, Inc.                     166         4,845
*  Southern Union Co.                                455         9,015
   Southwest Gas Corp.                               457         9,568
   Southwestern Energy Co.                           366         3,203
   Talk.com Inc.                                     860         3,789
*  UGI Corp.                                         397         9,627
   UIL Holding Corporation                           209        10,750
*  Unisource Energy Corporation                      446         7,303
   US LEC Corporation                                143         1,224
   Vectren Corporation                               896        18,200
*  Viatel, Inc.                                      731         7,493
*  Washington Gas Light Company                      679        18,248
*  WebLink Wireless Inc. - Class A                   678         5,212
   Western Resources, Inc.                         1,003        21,690
   WPS Resources Corporation                         387        12,674
                                                            ----------
                                                               712,514
                                                            ----------
TECHNOLOGY - 18.30%
*  3Dfx Interactive Inc.                             311         1,516
*  3DO Co. (The)                                     372         2,488
*  Accrue Software Inc.                              314         3,748
*  ACT Manufacturing, Inc.                           156         8,229
*  Actel Corporation                                 314        11,284
*  Actuate Corporation                               822        28,398
*  ACTV, Inc.                                        470         6,463
*  Adaptive Broadband Corporation                    547        10,667
*  ADE Corporation                                   139         2,847
*  Adept Technology, Inc.                            123         6,465
*  Advanced Digital Information Corporation          751        11,406
*  Advanced Energy Industries, Inc.                  164         5,412
*  Advantage Learning Systems Inc.                   135         4,733
*  Advent Software, Inc.                             379        26,483
*  Agency.com Ltd.                                    87         1,300
*  AirNet Communcations Corporation                   81         1,807
*  Alaska Communications Systems Group, Inc.         148           944
*  Allaire Corporation                               330         2,805
*  Alliance Semiconductor Corporation                382         7,592
*  American Telesource International Inc.            814         1,882
*  ANADIGICS, Inc.                                   435         9,624
   Analogic Corporation                               91         3,498
   Analysts International Corporation                302         2,180
*  Anaren Microwave, Inc.                            159        21,564
*  Anixter International Inc.                        311         9,058
*  AnswerThink Consulting Group Inc.                 485         7,881
*  Aperian, Inc.                                     178         1,133
*  Apex Inc.                                         628        34,619
*  Applied Science & Technology, Inc.                165         2,434
*  AppliedTheory Corporation                          98           600
*  AremisSoft Corporation                            143         5,363
*  Arguss Communications Group                       166         3,393
*  Artesyn Technologies Inc                          466        13,572
*  Aspen Technology, Inc.                            380        17,148
*  Asyst Technologies, Inc.                          437         8,849
*  ATMI Inc.                                         318         7,433
*  Avant! Corporation                                570        10,403
*  Avid Technology, Inc.                             337         4,718
*  AVT Corporation                                   377         2,097
*  Aware, Inc.                                       243         9,356
*  AXENT Technologies Inc.                           420         9,056
*  AXT Inc.                                          240        10,035
   Bel Fuse, Inc.                                    124         4,774
*  Bell & Howell Co.                                 217         4,747
*  Benchmark Electronics, Inc.                       238        12,376
*  BindView Development Corporation                  541         4,091
*  Black Box Corp.                                   279        13,008
*  Blaze Software Inc.                                46           581
*  Bluestone Software Inc.                           191         3,319
*  Bottomline Technologies Inc.                      106         3,955
*  Braun Consulting Inc.                             126         2,496
*  Breakaway Solutions Inc.                          147         1,309
*  Brio Technology Inc.                              183         1,933
*  Broadbase Software Inc.                           455         6,171
*  Brooks Automation, Inc.                           243         8,049
*  Brooktrout Technology, Inc.                       178         5,863
*  BSQUARE Corporation                               165         2,558
*  Cable Design Technologies Corporation             624        15,171
*  CACI International Inc.                           146         3,130
*  Caldera Systems Inc.                               72           295
*  California Amplifier, Inc.                        174         4,002
*  Caliper Technologies Corporation                   64         3,708
*  Cambridge Technology Partners Inc.                765         3,347
*  Caminus Corporation                                64         2,544
*  Carreker Corporation                              142         2,769
*  C-bridge Internet Solutions Inc.                   59         1,106
*  CCC Information Services Group Inc.               325         2,620
*  C-Cube Microsystems Inc.                          593        12,157
*  Celeritek, Inc.                                   136         5,126
*  Centillium Communications Inc.                     56         5,376
*  Cerner Corporation                                362        16,810
*  Checkpoint Systems, Inc.                          419         3,169
*  Chordiant Software, Inc.                           66           512
*  CIBER, Inc.                                       672         5,544
*  Cirrus Logic, Inc.                                811        32,693
*  Clarent Corporation                               281        11,064
*  Clarus Corporation                                205         4,677
*  Click2Learn.com Inc.                              134         1,968
*  Cobalt Networks Inc.                              407        23,555
*  Cognizant Technology Solutions Corporation         88         3,432
*  Com21 Inc.                                        319         4,307
*  Complete Business Solutions Inc.                  378         5,103
*  Computer Horizons Corp.                           462         3,147
*  Computer Network Technology Corporation           350        12,031
*  Concord Communications Inc.                       238         6,307
*  Concurrent Computer Corporation                   759        14,421
*  Cope Inc.                                          23           896
*  Corsair Communications Inc.                       258         2,016
*  Crossroads Systems Inc.                           131         1,114
*  CTC Communications Group Inc.                     199         4,030
*  Cylink Corporation                                319         3,330
*  Cymer, Inc                                        424        13,012
*  Cysive Inc.                                        49           328
*  Daleen Technologies Inc.                          142         2,103
*  Data Return Corporation                           182         3,686
*  Datastream Systems, Inc.                          237         3,051
*  Davox Corporation                                 150         1,509
*  DDi Corporation                                   165         7,301
*  Deltathree.Com Inc.                               133           482
*  Deltek Systems Inc.                               130           995
*  Dendrite International, Inc.                      442        11,851
*  Digimarc Corporation                              120         2,235
*  Digital Impact Inc.                               107           706
*  Digital Island, Inc.                              943        17,681
*  Digital River Inc.                                281         1,809
*  Digitas Inc.                                      133         2,361
*  Dionex Corp.                                      322         8,895
*  Documentum, Inc.                                  231        18,754
*  Dot Hill Systems Corporation                      162         1,053
*  DSET Corporation                                  138         2,846
*  DSL.net Inc.                                      400         1,225
*  DSP Group, Inc.                                   386        14,427
*  DuPont Photomasks, Inc.                            70         4,113
*  Elantec Semiconductor, Inc.                       285        28,393
*  Electric Lightwave Inc. Class A                   132         1,122
*  Electro Scientific Industries, Inc.               390        13,699
*  Electroglas, Inc.                                 301         5,136
*  eLoyalty Corporation                              686         8,747
*  eMachines Inc.                                    296           305
*  eMagin Corporation                                294         3,158
*  Embarcadero Technologies Inc.                      59         3,031
*  EMCORE Corporation                                350        14,552
*  e-MedSoft.com                                     555         1,457
*  EpicEdge Inc.                                     135           371
*  ePlus Inc.                                         73         1,497
*  ePresence Inc.                                    341         2,302
*  Eprise Corporation                                 62           535
*  ESS Technology, Inc.                              381         5,453
*  Exar Corp.                                        272        32,912
*  Excalibur Technologies Corp.                      160        10,750
*  Excel Technology, Inc.                            130         4,168
*  eXcelon Corporation                               371         4,591
*  Exchange Applications Inc.                        342         1,550
*  Extended Systems Inc.                             106         5,698
*  Extensity Inc.                                     60         1,260
*  F5 Networks Inc.                                  245         8,330
   FactSet Research Systems Inc.                     294        11,054
*  FEI Company                                       204         4,424
*  FiberNet Telecom Group, Inc.                      113         1,914
*  FileNet Corp.                                     497         9,039
*  FirePond Inc.                                      71         1,030
*  FSI International, Inc.                           367         5,230
*  FutureLink Corporation                            516         1,580
*  Gadzoox Networks Inc.                             136           969
*  GaSonics International Corporation                190         2,328
*  General Semiconductor Inc.                        515         6,277
*  GenRad, Inc.                                      393         4,323
*  Geoworks                                          176         1,298
   Gerber Scientific, Inc.                           286         2,467
*  Glenayre Technologies, Inc                        939        10,212
   Globix Corporation                                243         5,665
*  Go2Net, Inc.                                      398        21,598
   Great American Financial Resources Inc.           105         1,923
   Great Plains Software Inc.                        163         4,584
*  GRIC Communications Inc.                           67           486
   Helix Technology Corp.                            330         9,859
   Hi/fn Inc.                                         99         6,744
   HNC Software Inc.                                 364        29,780
*  Hutchinson Technology Inc.                        362         7,625
*  Hypercom Corporation                              185         1,919
*  Hyperion Solutions Corporation                    474        12,265
*  iBasis Inc.                                       158         2,508
   Ibis Technology Corp.                             121         4,394
*  Identix Inc.                                      332         4,034
   iGate Capital Corporation                         504         2,709
*  IKON Office Solutions Inc.                      2,183         8,596
*  Imation Corporation                               522         9,722
*  Immersion Corporation                             184         2,852
*  IMRglobal Corporation                             287         3,336
   InaCom Corp.                                      664            40
*  InFocus Corporation                               337        17,861
*  Infogrames Inc.                                    64           461
*  Informatica Corporation                           348        32,451
*  Information Architects Corporation                300           994
*  Information International, Inc.                   199           970
*  Inforte Corporation                                29         1,019
*  Inprise Corporation                               801         4,280
*  Integrated Circuit Systems, Inc.                  185         3,423
*  Integrated Silicon Solution, Inc.                 347         4,923
   Intelect Communications Systems Ltd.            1,107         1,591
   InteliData Technologies Corporation               560         2,931
*  Interact Commerce Corporation                     206         2,253
*  Interactive Intelligence Inc.                      63         2,477
*  InterDigital Communications Corp.                 774        10,836
*  Intergraph Corp.                                  643         4,622
*  Interlink Electronics                             162         3,139
*  Interlogix Inc.                                   124         1,645
   International FiberCom, Inc.                      382         5,587
*  Inter-Tel, Inc.                                   304         3,458
*  InterTrust Technologies Corporation               891        10,748
*  InterVoice-Brite Inc.                             469         4,925
*  InterWorld Corporation                            267         1,018
*  Interwoven, Inc.                                  494        55,824
*  IntraNet Solutions, Inc.                          226        11,300
   Intraware Inc.                                    208         1,554
*  Intrusion.com Inc.                                220         2,613
*  Iomega Corporation                              3,957        19,785
*  ITXC Corp.                                         89         1,302
*  IXYS Corporation                                   68         1,777
*  J. D. Edwards & Company                           778        20,131
   JDA Software Group, Inc.                          306         3,902
   JNI Corporation                                    88         7,832
   Keithley Instruments, Inc.                        116         8,120
   Keynote Systems Inc.                              233         6,233
*  Kronos Inc.                                       171         5,130
*  Kulicke & Soffa Industries, Inc.                  704         9,372
   Legato Systems, Inc.                            1,268        17,039
*  Level 8 Systems, Inc.                              83         1,525
*  LightPath Technologies, Inc.                      173         8,218
   Lightspan, Inc.                                   109           266
*  LivePerson Inc.                                    60           263
*  Loudeye Technologies Inc.                          65           443
   LTX Corp.                                         680        12,878
   Manhattan Associates Inc.                          63         3,859
*  Manugistics Group, Inc.                           333        32,676
   MapInfo Corporation                               200         6,247
*  Marimba, Inc.                                     208         2,542
   MatrixOne, Inc.                                    79         3,160
*  Mattson Technology, Inc.                          225         3,347
*  Maxtor Corporation                                926         9,723
   McAfee.com Corporation                             89         1,324
*  MCK Communications Inc.                           140         3,168
*  Media 100 Inc.                                    152         1,672
*  Mediaplex, Inc.                                   173           714
*  MEMC Electronic Materials, Inc.                   486         6,257
*  Mentor Graphics Corporation                       956        22,526
   Mercator Software Inc.                            359         5,946
   Mercury Computer Systems, Inc.                    298         8,288
   MetaCreations Corp.                               319         3,589
*  MetaSolv Software, Inc.                           139         5,682
   Metawave Communications                            91         1,666
*  Methode Electronics, Inc.                         520        23,043
   Metricom, Inc.                                    306         7,880
*  Micron Electronics, Inc.                          512         4,608
*  MICROS Systems, Inc.                              240         3,615
   Microsemi Corporation                             153         5,833
*  MicroStrategy, Inc.                               383        10,461
*  Microvision, Inc.                                 155         5,919
   Midway Games Inc.                                 428         2,996
*  MIPS Technologies, Inc.                           561        25,806
*  MKS Instruments, Inc.                              73         1,998
*  MMC Networks, Inc.                                423        53,510
*  MRV Communications, Inc.                          726        32,897
   MTI Technology Corporation                        465         1,773
*  Mynd Corporation                                  520         7,020
*  National Data Corporation                         479        15,717
*  Natural MicroSystems Corporation                  482        25,930
*  NEON Systems Inc.                                  59           649
*  Net Perceptions Inc.                              189           892
*  Netcentives Inc.                                  336         2,573
*  Netegrity Inc.                                    378        26,460
*  netGuru Inc.                                       67         1,139
*  NetIQ Corporation                                 347        22,794
*  NetManage, Inc.                                   773         1,643
*  NetObjects Inc.                                   142           444
*  Netopia Inc.                                      193         2,123
*  Netpliance Inc.                                   114           171
*  NetScout Systems Inc.                             187         4,441
*  NETsilicon Inc.                                    89         1,863
*  Netsol International                               51           771
*  NetSolve, Incorporated                             86           613
*  Network Access Solutions Corp.                    239           986
*  Network Equipment Technologies, Inc.              313         3,345
*  Network Peripherals Inc.                          226         3,842
*  NetZero Inc.                                      458           973
   New Era of Networks Inc.                          369         8,977
*  NHancement Technologies Inc.                      135         2,295
*  Niku Corporation                                  121         2,949
   North Pittsburgh Systems, Inc.                    219         2,984
*  Novadigm, Inc.                                    175         2,710
*  Nuance Communications                              64         7,788
*  Numerical Technologies Inc.                        82         2,363
   Nx Networks Inc.                                  500         3,313
*  NYFIX Inc.                                        307        13,738
*  Oak Technology, Inc.                              600        16,425
*  Objective Systems Integrators, Inc.               288         2,502
*  Onyx Software Corporation                         296         6,105
*  Open Market, Inc.                                 519         3,260
*  Optical Cable Corporation                          52         1,280
*  Opus360 Corporation                               109           252
   Osicom Technologies, Inc.                         149         3,688
*  OTG Software Inc.                                  74         3,025
*  Packeteer Inc.                                    239         9,067
   Pac-West Telecomm, Inc                            256         2,336
*  Paradyne Networks Inc.                            239         1,292
   Park Electrochemical Corp.                        137         7,621
*  PAXAR Corp.                                       576         5,148
   P-COM, Inc.                                       994         6,585
*  PC-Tel, Inc.                                      181         4,208
*  PEC Solutions Inc.                                 45           290
*  Pericom Semiconductor Corporation                 304        11,419
*  Perot Systems Corporation - Class A               842         9,052
*  Persistence Software, Inc                         156         1,706
*  Phoenix Technologies Ltd.                         334         5,323
*  Photogen Technologies, Inc.                       132           561
*  Photon Dynamics, Inc.                             168         6,342
   Photronics, Inc.                                  295         6,435
*  Pinnacle Systems, Inc.                            631         7,099
   Pioneer-Standard Electronics, Inc.                396         5,371
*  Pixelworks Inc.                                    83         3,958
*  Plantronics, Inc.                                 717        27,246
   Plexus Corp.                                      514        36,237
   PLX Technology, Inc.                              223         5,993
*  Power Integrations Inc.                           398         5,547
*  Preview Systems Inc.                               55           521
   PRI Automation, Inc.                              293         5,347
*  Primus Knowledge Solutions, Inc.                  173         2,563
*  Procom Technology Inc.                             70         2,069
*  Progress Software Corp.                           493         6,717
*  Project Software & Development, Inc.              193         3,001
   Proxim, Inc.                                      368        16,376
*  Puma Technology, Inc.                             455         9,242
   QRS Corporation                                   186         2,802
   Quantum Corporation - Hard Disc Drive Group     1,234        12,263
*  QuickLogic Corporation                            282         4,653
*  Quintus Corporation                               255         2,183
*  Radiant Systems, Inc.                             238         5,087
*  RadiSys Corp.                                     207        10,466
*  Rainbow Technologies, Inc.                        150         5,306
*  Ramp Networks Inc.                                211           745
   Razorfish Inc. Class A                            164         1,694
*  Remedy Corp.                                      380         7,173
*  Research Frontiers Inc.                           146         2,801
*  Retek Inc.                                         95         5,035
   Robotic Vision Systems, Inc.                      502         2,996
*  Rudolph Technologies Inc.                          73         2,441
*  S3 Incorporated                                 1,314        13,551
*  Saba Software, Inc.                                56         1,568
*  Saga Systems Inc.                                 425         4,463
   Sagent Technology Inc.                            225         1,702
   Sanchez Computer Associates Inc.                  188         2,914
*  SBA Communications Corporation                    347        14,552
*  SBS Technologies, Inc.                            168         3,906
*  Scientific Learning Corp.                          50           272
*  SCM Microsystems Inc.                             188         7,132
   SeaChange International Inc.                      246         8,210
*  Secure Computing Corp.                            361         9,409
   Selectica, Inc.                                    60         2,393
   Semitool, Inc.                                    221         2,832
*  Sensormatic Electronics Corporation             1,031        15,465
*  Sequoia Software Corporation                       59           382
*  SERENA Software, Inc.                             223        10,272
*  Silicon Graphics, Inc.                          2,702        11,146
*  Silicon Image Inc.                                460        11,414
*  Silicon Valley Group, Inc.                        487        12,814
*  SilverStream Software Inc.                        171         5,151
*  Sipex Corp.                                       320        13,460
   SmartDisk Corporation                              99         1,423
*  SmartServ Online, Inc.                             58         2,074
*  Softnet Systems, Inc.                             411         2,453
   Software Technologies Corp.                        59         1,351
*  Somera Communciations Inc.                        426         4,047
*  SonaSight Inc.                                    136         2,542
*  Sonic Foundry Inc.                                151         1,340
   SonicWALL Inc.                                    332         9,462
*  SpectraLink Corporation                           173         1,633
*  Spectra-Physics Lasers Inc.                        51         2,732
*  SpeedFam-IPEC, Inc.                               365         4,175
*  SPSS Inc.                                         125         3,352
   Standard Microsystems Corporation                 203         4,428
*  Stanford Microdevices Inc.                         59         3,157
*  StarBase Corporation                              634         3,606
   Stoneridge Inc.                                   184         1,771
   Storage Technology Corporation                  1,372        18,608
   Structural Dynamics Research Corp.                526         8,613
*  Superior TeleCom Inc.                             134           804
*  Supertex, Inc.                                    112         5,642
*  SVI Holdings, Inc.                                199           983
*  Sykes Enterprises, Inc.                           353         1,897
*  Symmetricom, Inc.                                 331         5,172
*  Systems & Computer Technology Corp.               475         8,342
*  Take-Two Interactive Software, Inc.               303         3,806
*  Tanning Technology Corporation                    179         2,461
*  Technitrol, Inc.                                  171        17,271
   Technology Solutions Co.                          642         1,605
*  Telaxis Communications Corporation                 59           360
*  TelCom Semiconductor, Inc.                        237         3,525
*  Teleflex Inc.                                     557        19,147
*  Telocity Delaware, Inc.                           159           522
*  Telxon Corporation                                215         3,763
   TenFold Corporation                               194           861
   The InterCept Group Inc.                          118         2,751
   The Trizetto Group Inc.                           189         2,930
*  Therma-Wave Inc.                                  159         4,571
*  T-HQ Inc.                                         279         6,487
*  Three-Five Systems, Inc.                          309         9,038
*  Tollgrade Communications, Inc.                    169        23,459
*  Transaction Systems Architects, Inc.              482         7,833
*  Tricord Systems, Inc.                             247         3,690
   Tumbleweed Communications Corp.                   125         6,375
*  Tut Systems, Inc.                                 221        19,075
*  U.S. Wireless Corporation                         131         2,080
*  Ulticom Inc.                                       59         2,780
*  Ultratech Stepper, Inc.                           313         5,028
*  Unify Corp.                                       237           933
*  Unigraphics Solutions Inc.                         68         1,335
*  Universal Access Inc.                             163         1,915
*  ValuClick Inc.                                     57           367
*  Varian Inc.                                       470        20,239
*  Varian Medical Systems                            456        20,606
*  Varian Semiconductor Equipment Associates Inc.    452        16,922
*  Veeco Instruments Inc.                            344        36,555
*  Verity, Inc.                                      399        14,239
*  Versata, Inc.                                      58         1,537
*  Vertel Corporation                                402         3,719
*  Vertex Interactive, Inc.                          170         3,113
   VIA Net.Works Inc.                                216         2,079
*  Viador Inc.                                       158         1,383
*  viaLink Company                                   247         2,192
*  Viant Corporation                                 551         3,237
*  ViaSat Inc.                                       226         5,057
*  Viasystems Group, Inc.                            638        10,846
*  Vicor Corp.                                       286        15,516
*  Visual Networks Inc.                              367         2,408
   Voyager.net Inc.                                  132           796
*  Vyyo Inc.                                         104         3,120
*  Wave Systems Corp.                                676        11,323
*  Websense Inc.                                      59         1,405
*  WebTrends Corporation                             189         7,064
   Westell Technologies, Inc.                        257         3,309
   Western Digital Corp.                           2,037        11,967
*  White Electronic Designs Corporation              213         2,556
*  World Access Inc.                                 886         4,790
*  Xircom, Inc.                                      388         9,797
*  Xpedior Inc.                                      124           403
*  X-Rite, Incorporated                              246         2,153
*  Xybernaut Corporation                             452         2,684
*  Zebra Technologies Corporation                    373        17,927
*  ZixIt Corporation                                 242         7,381
*  Zoran Corporation                                 205         9,994
*  Zygo Corporation                                  187        16,269
                                                            ----------
                                                             2,906,787
                                                            ----------
TRANSPORTATION - 1.53%
   Airborne Freight Corporation                      716         7,294
*  AirTran Holdings Inc.                             843         3,741
*  Alaska Air Group, Inc.                            361         8,664
   Alexander & Baldwin, Inc.                         608        15,808
*  America West Holdings Corp.                       514         6,264
*  American Freightways Corporation                  318         5,048
*  Arkansas Best Corporation                         227         3,490
   Arnold Industries, Inc.                           297         5,012
*  Atlantic Coast Airlines Inc.                      217         6,985
*  Atlas Air, Inc.                                   225         9,506
*  Circle International Group Inc.                   201         6,080
   CNF, Inc.                                         709        15,775
*  EGL Inc.                                          204         6,171
*  Forward Air Corporation                           199         7,002
*  Fritz Companies, Inc.                             308         3,696
*  Frontier Airlines, Inc.                           257         4,995
   Heartland Express, Inc.                           214         3,718
*  Hunt (J.B.) Transport Services, Inc.              253         3,226
   Interpool, Inc.                                   180         2,059
*  Kirby Corp.                                       358         7,026
   Knight Transportation, Inc.                       101         1,572
*  Landstar System, Inc.                             131         5,846
*  M.S. Carriers, Inc.                               127         1,984
*  Mesa Air Group, Inc.                              494         2,702
*  Mesaba Holdings, Inc.                             179         1,924
*  Midwest Express Holdings, Inc.                    205         4,126
   Overseas Shipholding Group, Inc.                  369        10,101
   Roadway Express Inc.                              181         3,247
   Rollins Truck Leasing Corp.                       695         4,387
   Ryder System, Inc.                                869        16,022
*  SkyWest, Inc.                                     314        16,095
*  Swift Transportation Co., Inc.                    628         8,203
   USFreightways Corp.                               389         8,825
   Werner Enterprises, Inc.                          407         4,782
*  Wisconsin Central Transportation Corp.            749         7,911
*  XTRA Corporation                                  176         7,821
   Yellow Corporation                                369         5,584
                                                            ----------
                                                               242,692
                                                            ----------
   Total Common Stocks
   (cost $14,202,816)                                       13,722,745
                                                            ----------
PREFERRED STOCK - .01%
   Prison Realty Trust 12%                                       1,644
                                                            ----------
   Total Preferred Stocks
   (cost $0)                                                     1,644
                                                            ----------

UNIT INVESTMENT TRUST - 3.20%
*  iShares Russell 2000 Index Fund                 4,824       499,949
   S&P Mid-Cap 400 Depositary Receipts                83         8,155
                                                            ----------
   Total Unit Investment Trust
   (cost $ 508,404)                                            508,104
                                                            ----------
                                                PRINCIPAL   VALUE
SHORT-TERM INVESTMENTS<F3> - 10.16%
VARIABLE RATE DEMAN NOTES<F1> - 6.93%
   American Family (6.2352% due 12/31/31)       $494,078    $   494,078
   Firstar Bank (6.37% due 12/31/31)             607,215        607,215
                                                            -----------
                                                              1,101,293
                                                            -----------
U.S. TREASURY BILL - 3.23%
   U.S. Treasury Bill 0.00% due 12/21/00)        513,009        513,009
                                                            -----------
   Total  Short-Term Investments
   (cost $ 1,614,302)                                         1,614,302
                                                            -----------
TOTAL INVESTMENTS - 99.74%
   (cost $16,307,651)<F2>                                    15,846,795
                                                            -----------
OTHER ASSETS AND LIABILITIES - .26%                              41,990
                                                            -----------
TOTAL NET ASSETS - 100%                                     $15,888,785
                                                            -----------
__________
* Non-income producing


<F1> Interest rates vary periodically based on current market rates.  Rates shown are as of September 30,
2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2> Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$2,113,678 and ($2,574,534), respectively.

<F3> Securities and other current assets with an aggregate value of $1,582,200 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September
30, 2000:


                                                        Unrealized
                                                       Appreciation/
Type                                   Contracts      (Depreciation)
--------------------------------------------------------------------
Russell 2000 Index (12/00)                 6             ($25,550)


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - Apex Series
SCHEDULE OF INVESTMENTS
NASDAQ-100 INDEX FUND
September 30, 2000

COMMON STOCKS - 68.73%
                                                SHARES       VALUE
                                                ------------------------
BASIC INDUSTRIES - .19%
   Sigma-Aldrich                                       417   $    13,761
*  Smurfit-Stone Container Corp.                       937        11,244
                                                             -----------
                                                                  25,005
                                                             -----------
CAPITAL GOODS - 1.23%
*  Maxim Integrated Products                         1,708       137,387
   Miller (Herman)                                     273         8,753
   PACCAR Inc.                                         385        14,269
                                                             -----------
                                                                 160,409
                                                             -----------
CONSUMER NON-DURABLES - .29%
   Cintas Corporation                                  881        38,379
                                                             -----------
                                                                  38,379
                                                             -----------
CONSUMER SERVICES - 5.58%
*  Adelphia Communications                             533        14,691
*  Amazon.Com Inc.                                     994        38,207
*  Apollo Group                                        311        12,401
*  At Home Corp.                                     1,249        17,642
*  Bed Bath & Beyond                                 1,656        40,391
*  CMGI Inc.                                         1,296        36,207
*  Comcast Class A                                   1,804        73,851
*  Costco Wholesale Corp.                            1,028        35,916
*  Dollar Tree Stores                                  372        15,089
*  eBay Inc.                                           846        58,110
*  Gemstar-TV Guide International Inc.               1,850       161,296
*  PanAmSat Corp.                                      883        28,201
*  Staples Inc.                                      1,385        19,650
*  Starbucks Corp.                                   1,120        44,870
*  USA Networks Inc.                                 1,500        32,906
*  Yahoo! Inc.                                       1,118       101,738
                                                             -----------
                                                                 731,166
                                                             -----------
HEALTH CARE - 4.08%
*  Amgen                                             2,094       146,219
*  Biogen, Inc.                                        810        49,410
   Biomet, Inc.                                      1,000        35,000
*  Chiron Corp.                                      1,115        50,175
*  Genzyme Corp.                                       463        31,571
*  Immunex Corp.                                     3,001       130,544
*  MedImmune Inc.                                      957        73,928
*  PacifiCare Health Systems                           160         5,570
*  Quintiles Transnational                             707        11,268
                                                             -----------
                                                                 533,685
                                                             -----------
PUBLIC UTILITIES - 3.89%
*  McLeodUSA Inc.                                    1,998        28,596
*  NEXTEL Communications                             4,050       189,338
*  Nextlink Communications                           1,120        39,410
*  VoiceStream Wireless Corporation                    990       114,902
*  WorldCom Inc.                                     4,500       136,688

                                                             -----------
                                                                 508,934
                                                             -----------
TECHNOLOGY - 53.41%
*  3Com Corp.                                          762        14,621
*  Adaptec, Inc.                                       375         7,500
*  ADC Telecommunications                            3,772       101,431
   Adobe Systems                                       513        79,643
*  Altera Corp.                                      2,462       117,561
*  American Power Conversion                         1,111        21,317
*  Apple Computer                                    1,986        51,140
*  Applied Materials                                 1,800       106,763
*  Applied Micro Circuits Corp.                        605       125,273
*  Atmel Corp.                                       1,452        22,052
*  BMC Software                                        816        15,606
*  BroadVision Inc.                                  1,181        30,337
*  CIENA Corporation                                 1,458       179,061
*  Cisco Systems                                    10,800       596,696
*  Citrix Systems                                      944        18,939
*  CNET Networks Inc.                                  368         8,964
*  Compuware Corp.                                     976         8,174
*  Comverse Technology                                 694        74,952
*  Concord EFS Inc.                                  1,018        36,155
*  Conexant Systems                                  1,043        43,676
*  Dell Computer                                     4,143       127,656
*  Echostar Communications Corp.                       986        52,012
*  Electronic Arts                                     568        28,045
*  Fiserv Inc.                                         673        40,296
*  Global Crossing                                   4,055       125,705
*  I2 Technologies Inc.                                915       171,162
   Intel Corp.                                      10,140       421,444
*  Intuit, Inc.                                      1,128        64,296
*  JDS Uniphase Corp.                                3,850       364,547
*  Juniper Networks Inc.                               913       199,890
*  KLA-Tencor Corp.                                    976        40,199
*  Legato Systems Inc.                                 406         5,456
*  Level 3 Communications Inc.                       1,112        85,763
   Linear Technology Corp.                           1,825       118,169
*  Lycos Inc                                           588        40,434
*  Metromedia Fiber Network Inc.                     2,266        55,092
*  Microchip Technology                                419        13,837
*  Microsoft Corp.                                   7,850       473,453
   Molex Inc.                                          423        23,027
*  Network Appliance                                 1,398       178,070
*  Network Associates Inc.                             634        14,344
*  Novell Inc.                                       1,731        17,202
*  NTL Incorporated                                  1,204        55,760
*  Oracle Corp.                                      5,150       405,563
*  Palm Inc.                                             0            11
*  Parametric Technology                             1,640        17,938
   Paychex Inc.                                      1,543        81,008
*  PeopleSoft Inc.                                   1,666        46,544
*  PMC - Sierra Inc.                                   760       163,590
*  QLogic Corp.                                        398        35,024
*  QUALCOMM Inc.                                     3,875       276,094
*  RealNetworks Inc.                                   634        25,202
*  RF Micro Devices Inc.                               796        25,472
*  Sanmina Corp.                                       690        64,601
*  SDL Inc.                                            380       117,539
*  Siebel Systems, Inc.                              2,004       223,070
*  Sun Microsystems                                  3,014       351,885
*  Synopsys Inc.                                       357        13,521
   Telefonaktiebolaget LM Ericsson                   5,180        76,729
*  Tellabs, Inc.                                     1,012        48,323
*  VeriSign Inc.                                       790       160,024
*  Veritas Software                                  1,765       250,630
*  Vitesse Semiconductor                               848        75,419
                                                             -----------
                                                               6,994,111
                                                             -----------
TRANSPORTATION - .06%
*  Northwest Airlines Corp.                            305         7,492
                                                             -----------
                                                                   7,492
                                                             -----------
   Total Common Stocks
   (cost $10,964,052)                                          8,999,181
                                                             -----------

UNIT INVESTMENT TRUST - 4.47%
*  Nasdaq 100 Shares                                 6,602       585,515
                                                             -----------
   Total Unit Investment Trust
   (cost $606,550)                                               585,515
                                                             -----------
SHORT-TERM INVESTMENTS<F3> - 24.68%

                                                PRINCIPAL    VALUE
VARIABLE RATE DEMAND NOTES<F1>
   American Family (6.2352% due 12/31/31)       $  378,541   $   378,541
   Firstar Bank (6.37% due 12/31/31)               294,969       294,970
   Sara Lee (6.22% due 12/31/31)                   239,712       239,712
   Wisconsin Corp Central Credit Union
       (6.29% due 12/31/31)                        478,759       478,759
   Wisconsin Electric (6.2352% due 12/31/31)       497,236       497,236
                                                             -----------
                                                               1,889,218
                                                             -----------
U.S. TREASURY BILL - 10.25%
   U.S. Treasury Bill (0.00% due 12/21/00)       1,360,000     1,341,723
                                                             -----------
   Total Short-Term Investments
   (Cost $3,230,941)                                           3,230,941
                                                             -----------
TOTAL INVESTMENTS - 97.88%
   (cost $14,801,543)<F2>                                     12,815,637
                                                             -----------
OTHER ASSETS AND LIABILITIES - 2.12%                             276,943
                                                             -----------
TOTAL NET ASSETS - 100%                                      $13,092,580
                                                             -----------

   ______________
*  Non-income producing

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$793,213 and ($2,779,119), respectively.

<F3>  Securities and other assets with an aggregate value of $3,114,060 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September 30,
2000:

                                                 Unrealized
                                                 Appreciation/
Type                                Contracts   (Depreciation)
--------------------------------------------------------------
Nasdaq-100 Index (12/00)                8         $(282,200)
Nasdaq-100 Index E-Mini (12/00)         3            (8,940)
                                                  ---------
                                                  $(291,140)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - Apex Series
SCHEDULE OF INVESTMENTS
BALANCED INDEX FUND
September 30, 2000

COMMON STOCKS - 55.23%
                                                SHARES       VALUE
                                                ------       -----------
BASIC INDUSTRIES - 1.05%
   Air Products & Chemicals                        343       $    12,348
   Alcan Aluminium Ltd.                            327             9,463
   Alcoa Inc.                                    1,293            32,729
   Allegheny Technologies Inc.                     125             2,266
   Avery Dennison Corp.                            168             7,791
   Ball Corp.                                       44             1,394
   Barrick Gold Corp.                              592             9,028
   Bemis Company                                    80             2,570
*  Bethlehem Steel                                 197               591
   Boise Cascade                                    86             2,284
   Crown Cork & Seal                               192             2,052
   Dow Chemical                                  1,012            25,237
   DuPont (E.I.)                                 1,567            64,933
   Eastman Chemical                                115             4,248
   Engelhard Corp.                                 191             3,104
*  FMC Corp.                                        45             3,018
   Fort James Corp.                                308             9,413
*  Freeport-McMoran Copper & Gold                  239             2,106
   Georgia-Pacific Group                           255             5,993
   Goodrich (B.F.)                                 152             5,957
*  Grace (W.R.) & Co.                              101               694
   Great Lakes Chemical                             81             2,374
   Hercules, Inc.                                  160             2,260
   Homestake Mining                                390             2,023
*  Inco, Ltd.                                      272             4,386
   International Paper                             723            20,741
   Louisiana Pacific                               156             1,433
   Mead Corp.                                      154             3,600
   Millipore Corp.                                  69             3,342
   Newmont Mining                                  251             4,267
   Nucor Corp.                                     127             3,826
*  Owens-Illinois                                  219             2,026
*  Pactiv Corporation                              253             2,830
   Phelps Dodge                                    118             4,927
   Placer Dome Inc.                                490             4,624
   Potlatch Corp.                                   43             1,360
   PPG Industries                                  261            10,358
   Praxair, Inc.                                   236             8,821
   Rohm & Haas                                     326             9,474
*  Sealed Air Corp.                                125             5,656
   Sherwin-Williams                                245             5,237
   Sigma-Aldrich                                   128             4,224
   Springs Industries Inc.                          27               761
   Temple-Inland                                    78             2,954
   Union Carbide                                   202             7,626
   USX-U.S. Steel Group                            132             2,005
   Vulcan Materials                                151             6,068
   Westvaco Corp.                                  150             4,003
   Weyerhaeuser Corp.                              349            14,091
   Willamette Industries                           166             4,648
   Worthington Ind.                                129             1,209
                                                             -----------
                                                                 358,373

CAPITAL GOODS - 5.16%
*  Allied Waste Industries                         283             2,600
   Armstrong World                                  60               716
   Boeing Company                                1,357            85,491
   Briggs & Stratton                                33             1,248
   Caterpillar Inc.                                522            17,618
   Cooper Industries                               139             4,900
   Corning Inc.                                    440           130,680
   Crane Company                                    91             2,082
   Cummins Engine Co., Inc.                         62             1,856
   Danaher Corp.                                   212            10,547
   Deere & Co.                                     350            11,638
   Dover Corp.                                     304            14,269
   Emerson Electric                                639            42,813
   Fluor Corp.                                     114             3,420
   General Dynamics                                300            18,844
   General Electric                             14,804           854,004
   Grainger (W.W.) Inc.                            141             3,710
   Honeywell International Inc.                  1,194            42,536
   Illinois Tool Works                             451            25,200
   Ingersoll-Rand                                  242             8,198
   ITT Industries, Inc.                            132             4,282
   Lockheed Martin Corp.                           640            21,094
   Masco Corp.                                     671            12,497
*  Maxim Integrated Products                       423            34,025
   McDermott International                          90               990
   Minnesota Mining & Manufacturing                592            53,946
*  Navistar International Corp.                     93             2,784
   Northrop Grumman Corp.                          104             9,451
   PACCAR Inc.                                     114             4,225
   Pall Corp.                                      185             3,688
   Parker-Hannifin                                 168             5,670
   PerkinElmer, Inc.                                74             7,724
   Pitney-Bowes                                    386            15,223
   Raytheon Company                                509            14,475
   Rockwell International                          281             8,500
*  Solectron Corp.                                 892            41,144
   Textron Inc.                                    216             9,963
*  Thermo Electron                                 259             6,734
   Thomas & Betts                                   87             1,517
   Timken Co.                                       91             1,246
   TRW Inc.                                        185             7,516
   Tyco International                            2,526           131,036
   United Technologies                             704            48,752
   Waste Management                                929            16,199
   Xerox Corp.                                     997            15,017
                                                             -----------
                                                               1,760,068
                                                             -----------
CONSUMER DURABLES - .65%
   Black & Decker Corp.                            127             4,342
   Brunswick Corp.                                 131             2,391
   Centex Corp.                                     89             2,859
   Cooper Tire & Rubber                            110             1,107
   Dana Corp.                                      228             4,902
   Delphi Automotive Systems                       842            12,735
   Eaton Corp.                                     109             6,717
   Ford Motor                                    2,805            71,002
   General Motors                                  801            52,065
   Genuine Parts                                   265             5,052
   Goodyear Tire & Rubber                          234             4,212
   Harley-Davidson                                 454            21,735
   Johnson Controls                                128             6,808
   Kaufman & Broad Home Corp.                       72             1,940
   Leggett & Platt                                 294             4,649
   Maytag Corp.                                    117             3,634
   Pulte Corp.                                      62             2,046
   Snap-On Inc.                                     88             2,074
   Stanley Works                                   131             3,021
   Visteon Corp.                                   195             2,949
   Whirlpool Corp.                                 109             4,237
                                                             -----------
                                                                 220,476
                                                             -----------
CONSUMER NON DURABLES - 3.36%
   Alberto-Culver                                   83             2,391
   Anheuser-Busch                                1,352            57,206
   Archer-Daniels-Midland                          946             8,160
   Avon Products                                   355            14,511
*  Bestfoods                                       411            29,900
   Brown-Forman Corp.                              103             5,639
   Campbell Soup                                   632            16,353
   Clorox Co.                                      351            13,886
   Coca Cola Co.                                 3,704           204,183
   Coca-Cola Enterprises                           629            10,025
   Colgate-Palmolive                               863            40,734
   ConAgra Foods Inc.                              794            15,930
   Coors (Adolph)                                   55             3,475
   Eastman Kodak                                   464            18,966
   Fortune Brands, Inc.                            237             6,280
   General Mills                                   436            15,478
   Gillette Co.                                  1,562            48,227
   Hasbro Inc.                                     258             2,951
   Heinz (H.J.)                                    527            19,532
   Hershey Foods                                   205            11,096
   International Flavors & Fragrances              154             2,810
   Kellogg Co.                                     607            14,682
   Kimberly-Clark                                  831            46,380
   Liz Claiborne, Inc.                              82             3,157
   Mattel, Inc.                                    637             7,126
   Nabisco Group Hldgs.                            488            13,908
   Newell Rubbermaid Inc.                          399             9,102
   NIKE Inc.                                       409            16,386
   PepsiCo Inc.                                  2,156            99,176
   Philip Morris                                 3,422           100,735
   Polaroid Corp.                                   67               900
   Procter & Gamble                              1,957           131,119
   Quaker Oats                                     196            15,508
   Ralston-Ralston Purina Gp                       459            10,873
*  Reebok International                             85             1,599
   Russell Corp.                                    49               778
   Sara Lee Corp.                                1,301            26,427
   Seagram Co. Ltd.                                653            37,507
   Tupperware Corp.                                 86             1,548
   Unilever N.V.                                   855            41,254
   UST Inc.                                        243             5,559
   V.F. Corp.                                      171             4,222
   Wrigley (Wm) Jr.                                171            12,804
                                                             -----------
                                                               1,148,482
                                                             -----------
CONSUMER SERVICES - 6.44%
   Albertson's                                     634            13,314
*  America Online                                3,438           184,792
   American Greetings Class A                       97             1,698
*  AutoZone Inc.                                   200             4,538
*  Bed Bath & Beyond                               420            10,244
*  Best Buy Co., Inc.                              306            19,469
   Carnival Corp.                                  904            22,261
*  Cendant Corporation                           1,079            11,734
   Circuit City Group                              304             6,992
*  Clear Channel Communications                    857            48,420
*  Comcast Class A Special                       1,343            54,979
*  Consolidated Stores                             166             2,241
*  Convergys Corp.                                 229             8,902
*  Costco Wholesale Corp.                          669            23,373
   CVS Corp.                                       584            27,046
   Darden Restaurants                              185             3,850
   Deluxe Corp.                                    108             2,194
   Dillard Inc.                                    140             1,488
   Dollar General                                  492             8,241
   Donnelley (R.R.) & Sons                         182             4,470
   Dow Jones & Co.                                 133             8,046
   Ecolab Inc.                                     194             6,996
*  Federated Dept. Stores                          320             8,360
   Gannett Co.                                     399            21,147
   Gap (The)                                     1,273            25,619
   Harcourt General Inc.                           107             6,313
*  Harrah's Entertainment                          183             5,032
   Hilton Hotels                                   551             6,371
   Home Depot                                    3,462           183,702
   Interpublic Group                               451            15,362
*  K mart                                          720             4,320
   Knight-Ridder Inc.                              116             5,894
*  Kohl's Corp.                                    488            28,152
*  Kroger Co.                                    1,249            28,181
   Limited, Inc.                                   643            14,186
   Longs Drug Stores                                59             1,128
   Lowe's Cos.                                     572            25,668
   Marriott International                          359            13,081
   May Dept. Stores                                498            10,209
   McDonald's Corp.                              2,000            60,375
   McGraw-Hill                                     291            18,497
   Meredith Corp.                                   76             2,242
   National Service Ind.                            61             1,193
   New York Times Class A                          254             9,985
   Nordstrom                                       201             3,128
*  Office Depot                                    473             3,695
   Omnicom Group                                   266            19,401
   Penney (J.C.)                                   391             4,619
*  Qwest Communication International             2,443           117,417
   RadioShack Corp.                                279            18,030
*  Sabre Holdings Corporation                      193             5,585
*  Safeway Inc.                                    743            34,689
   Sears, Roebuck & Co.                            528            17,118
*  Staples Inc.                                    725            10,286
*  Starbucks Corp.                                 275            11,017
   Supervalu Inc.                                  197             2,967
   Sysco Corp.                                     499            23,110
   Target Corp.                                  1,365            34,978
   Tiffany & Co.                                   217             8,368
   Time Warner Inc.                              1,969           154,074
   TJX Companies Inc.                              449            10,102
*  Toys R Us Holding Cos.                          324             5,265
   Tribune Co.                                     461            20,111
*  TRICON Global Restaurants                       221             6,768
*  Viacom Inc.                                   2,282           133,497
   Walgreen Co.                                  1,508            57,210
   Wal-Mart Stores                               6,669           320,946
   Walt Disney Co.                               3,109           118,919
   Wendy's International                           170             3,411
   Winn-Dixie                                      216             3,105
*  Yahoo! Inc.                                     813            73,983
*  Young & Rubicam Inc.                            108             5,346
                                                             -----------
                                                               2,197,455
                                                             -----------
ENERGY - 3.23%
   Amerada Hess                                    136             9,104
   Anadarko Petroleum                              363            24,125
   Apache Corp.                                    182            10,761
   Ashland Inc.                                    106             3,571
   Baker Hughes                                    494            18,340
   Burlington Resources                            322            11,854
   Chevron Corp.                                   976            83,204
   Conoco Inc                                      934            25,160
   Devon Energy Corp.                              179            10,767
   Exxon Mobil Corp.                             5,209           464,252
   Halliburton Co.                                 664            32,494
   Kerr-McGee                                      141             9,341
   Occidental Petroleum                            552            12,040
   Phillips Petroleum                              380            23,845
*  Rowan Cos.                                      140             4,060
   Royal Dutch Petroleum                         3,209           192,339
   Schlumberger Ltd.                               852            70,130
   Sunoco Inc.                                     132             3,556
   Texaco Inc.                                     826            43,365
   Tosco Corp.                                     216             6,736
   Transocean Sedco Forex Inc.                     315            18,467
   Unocal Corp.                                    363            12,864
   USX-Marathon Group                              467            13,251
                                                             -----------
                                                               1,103,626
                                                             -----------
FINANCE - 8.70%
   AFLAC Inc.                                      397            25,433
   Allstate Corp.                                1,114            38,712
   American Express                              1,999           121,439
   American General                                372            29,016
   American Int'l. Group                         3,460           331,079
   AmSouth Bancorporation                          588             7,350
   Aon Corp.                                       383            15,033
   Associates First Capital                      1,090            41,420
   Bank of America Corp.                         2,480           129,890
   Bank of New York                              1,104            61,893
   Bank One Corp.                                1,716            66,280
   BB&T Corporation                                586            17,653
   Bear Stearns Cos.                               166            10,458
   Block H&R                                       147             5,448
   Capital One Financial                           293            20,528
   Charles Schwab                                2,038            72,349
   Charter One Financial                           330             8,036
   Chase Manhattan                               1,949            90,019
   Chubb Corp.                                     262            20,731
   CIGNA Corp.                                     244            25,474
   Cincinnati Financial                            241             8,556
   CIT Group Inc.                                  394             6,895
   Citigroup Inc.                                6,733           364,003
   Comerica Inc.                                   234            13,674
   Conseco Inc.                                    487             3,713
   Countrywide Credit Industries                   170             6,418
*  Dun & Bradstreet Corp                           242             8,334
   Fannie Mae                                    1,507           107,750
   Federal Home Loan Mtg.                        1,040            56,225
   Fifth Third Bancorp                             695            37,443
   First Union Corp.                             1,467            47,219
   Firstar Corporation                           1,452            32,488
   FleetBoston Financial Corp.                   1,349            52,611
   Franklin Resources Inc.                         364            16,173
   Golden West Financial                           237            12,709
   Hartford Financial Services Group               322            23,486
   Household International                         708            40,090
   Huntington Bancshares                           365             5,361
   Jefferson-Pilot                                 154            10,453
   KeyCorp                                         651            16,478
   Lehman Brothers Holdings                        181            26,743
   Lincoln National                                287            13,812
   Loews Corp.                                     148            12,340
   Marsh & McLennan                                403            53,498
   MBIA Inc.                                       147            10,455
   MBNA Corp.                                    1,200            46,200
   Mellon Financial Corp.                          735            34,086
   Merrill Lynch                                 1,160            76,560
   MGIC Investment                                 158             9,658
   Morgan (J.P.) & Co.                             243            39,700
   Morgan Stanley, Dean Witter & Co.             1,694           154,895
   National City Corp.                             907            20,067
   Northern Trust Corp.                            333            29,595
   Old Kent Financial                              205             5,932
   PaineWebber Group                               218            14,851
   PNC Financial Services Group                    435            28,275
   Progressive Corp.                               109             8,924
   Providian Financial Corp.                       213            27,051
   Regions Financial Corp.                         330             7,487
   SAFECO Corp.                                    191             5,205
   SouthTrust Corp.                                252             7,922
   St. Paul Cos.                                   317            15,632
   State Street Corp.                              241            31,330
   Stilwell Financial                              333            14,486
   Summit Bancorp                                  263             9,074
   SunTrust Banks                                  453            22,565
   Synovus Financial                               423             8,962
   T. Rowe Price Associates                        181             8,496
   Torchmark Corp.                                 192             5,340
   U.S. Bancorp                                  1,125            25,594
   Union Planters                                  202             6,679
   UNUMProvident Corp.                             360             9,810
   USA Education Inc.                              234            11,276
   Wachovia Corp.                                  303            17,176
   Washington Mutual, Inc.                         820            32,646
   Wells Fargo & Co.                             2,411           110,755
                                                             -----------
                                                               2,971,398
                                                             -----------
HEALTH CARE - 6.37%
   Abbott Labs                                   2,319           110,297
   Aetna Inc.                                      211            12,251
   Allergan, Inc.                                  194            16,381
*  ALZA Corp. Class A                              154            13,321
   American Home Products                        1,952           110,410
*  Amgen                                         1,536           107,256
   Bard (C.R.) Inc.                                 76             3,211
   Bausch & Lomb                                    79             3,076
   Baxter International Inc.                       434            34,639
   Becton, Dickinson                               378             9,993
*  Biogen, Inc.                                    222            13,542
   Biomet, Inc.                                    370            12,950
*  Boston Scientific                               610            10,027
   Bristol-Myers Squibb                          2,952           168,633
   Cardinal Health, Inc.                           412            36,333
*  Guidant Corp.                                   459            32,446
   HCA-The Healthcare Co.                          834            30,962
*  HCR Manor Care                                  153             2,400
*  Healthsouth Corp.                               577             4,688
*  Humana Inc.                                     251             2,698
   IMS Health Inc.                                 445             9,234
   Johnson & Johnson                             2,081           195,484
   Lilly (Eli) & Co.                             1,690           137,101
   Mallinckrodt Inc.                               101             4,608
   McKesson HBOC Inc.                              422            12,897
*  MedImmune Inc.                                  312            24,102
   Medtronic Inc.                                1,791            92,796
   Merck & Co.                                   3,441           256,139
   Pfizer, Inc.                                  9,419           423,266
   Pharmacia Corp.                               1,899           114,296
*  Quintiles Transnational                         172             2,741
   Schering-Plough                               2,191           101,882
*  St Jude Medical                                 125             6,375
*  Tenet Healthcare Corp.                          468            17,024
   United Health Group Inc.                        243            23,996
*  Watson Pharmaceuticals                          144             9,342
*  WellPoint Health Networks                        93             8,928
                                                             -----------
                                                               2,175,727
                                                             -----------

PUBLIC UTILITIES - 4.83%
*  AES Corp.                                       684            46,854
   ALLTEL Corp.                                    472      24,632
   Ameren Corp.                                    205      8,584
   American Electric Power                         481      18,819
   AT&T Corp.                                    5,615      164,941
   BellSouth                                     2,815      113,304
   CenturyTel, Inc.                                210      5,722
   CINergy Corp.                                   238      7,869
   CMS Energy                                      164      4,418
   Coastal Corp.                                   320      23,720
   Columbia Energy Group                           121      8,591
   Consolidated Edison Hldgs.                      317      10,818
   Constellation Energy Group                      224      11,144
   CP&L Energy Inc.                                239      9,963
   Dominion Resources                              356      20,670
   DTE Energy Co.                                  213      8,147
   Duke Energy                                     550      47,162
   Eastern Enterprises                              41      2,616
   Edison International                            497      9,598
   El Paso Energy                                  346      21,322
   Enron Corp.                                   1,095      95,949
   Entergy Corp.                                   344      12,814
   FirstEnergy Corp.                               346      9,320
   Florida Progress                                148      7,835
   FPL Group                                       267      17,555
   GPU Inc.                                        182      5,904
   KeySpan Corp.                                   211      8,466
*  NEXTEL Communications                         1,135            53,061
*  Niagara Mohawk Hldgs Inc.                       258             4,064
   NICOR Inc.                                       70             2,533
   ONEOK Inc.                                       44             1,749
   PECO Energy Co.                                 254            15,383
   Peoples Energy                                   53             1,769
   PG&E Corp.                                      577            13,956
   Pinnacle West Capital                           127             6,461
   PPL Corporation                                 216             9,018
   Public Service Enterprise Inc.                  324            14,479
   Reliant Energy                                  442            20,553
   SBC Communications Inc.                       5,090           254,500
   Sempra Energy                                   306             6,369
   Southern Co.                                    971            31,497
   Sprint Corp. FON Group                        1,312            38,458
*  Sprint Corp. PCS Group                        1,370            48,036
   TXU Corp.                                       395            15,652
   Unicom Corp.                                    266            14,946
   Verizon Communications                        4,070           197,141
   Williams Cos.                                   661            27,927
*  WorldCom Inc.                                 4,284           130,126
   Xcel Energy Inc.                                504            13,860
                                                             -----------
                                                               1,648,277
                                                             -----------

TECHNOLOGY - 15.14%
*  Adaptec, Inc.                                   156             3,120
*  ADC Telecommunications                        1,010            27,160
   Adobe Systems                                   179            27,790
*  Advanced Micro Devices                          458            10,820
*  Agilent Technologies                            676            33,082
*  Altera Corp.                                    596            28,459
*  American Power Conversion                       290             5,564
*  Analog Devices                                  529            43,676
*  Andrew Corp.                                    121             3,169
*  Apple Computer                                  487            12,540
*  Applied Materials                             1,208            71,650
   Autodesk, Inc.                                   87             2,208
   Automatic Data Processing Inc.                  939            62,796
*  BMC Software                                    365             6,981
*  Broadcom Corporation                            322            78,488
*  Cabletron Systems                               273             8,019
*  Ceridian Corp.                                  217             6,090
*  Cisco Systems                                10,409           575,097
*  Citrix Systems                                  277             5,557
   COMPAQ Computer                               2,541            70,081
   Computer Associates International               881            22,190
*  Computer Sciences Corp.                         250            18,562
*  Compuware Corp.                                 539             4,514
*  Comverse Technology                             228            24,624
*  Conexant Systems                                325            13,609
*  Dell Computer                                 3,853           118,721
   Electronic Data Systems                         697            28,926
*  EMC Corp.                                     3,247           321,859
   Equifax Inc.                                    211             5,684
   First Data                                      617            24,102
*  Gateway, Inc.                                   482            22,534
*  Global Crossing                               1,320            40,920
   Hewlett-Packard                               1,497           145,209
   Intel Corp.                                  10,023           416,581
   International Business Machines               2,653           298,462
*  JDS Uniphase Corp.                            1,394           131,994
*  KLA-Tencor Corp.                                278            11,450
*  Lexmark International Inc.                      193             7,238
   Linear Technology Corp.                         466            30,174
*  LSI Logic                                       459            13,426
   Lucent Technologies                           4,873           148,931
*  Mercury Interactive                             119            18,653
*  Micron Technology                               830            38,180
*  Microsoft Corp.                               7,875           474,961
   Molex Inc.                                      294            16,005
   Motorola Inc.                                 3,221            90,993
*  National Semiconductor                          264            10,626
*  NCR Corp.                                       142             5,369
*  Network Appliance                               456            58,083
   Nortel Networks Corp. Hldg. Co.               4,433           264,041
*  Novell Inc.                                     493             4,899
*  Novellus Systems                                195             9,080
*  Oracle Corp.                                  4,247           334,451
*  Palm Inc.                                       845            44,716
*  Parametric Technology                           413             4,517
   Paychex Inc.                                    556            29,190
   PE Corp.-PE Biosystems Group                    312            36,348
*  PeopleSoft Inc.                                 413            11,538
*  QUALCOMM Inc.                                 1,109            79,016
*  Sanmina Corp.                                   222            20,785
*  Sapient Corp.                                   176             7,161
   Scientific-Atlanta                              238            15,143
*  Seagate Technology                              340            23,460
*  Siebel Systems, Inc.                            598            66,565
*  Sun Microsystems                              2,374           277,164
   Tektronix Inc.                                   72             5,530
*  Tellabs, Inc.                                   613            29,271
*  Teradyne, Inc.                                  259             9,065
   Texas Instruments                             2,572           121,366
*  Unisys Corp.                                    467             5,254
*  Veritas Software                                585            83,070
*  Xilinx, Inc.                                    481            41,186
                                                             -----------
                                                               5,167,740
                                                             -----------
TRANSPORTATION - .30%
*  AMR Corp.                                       224             7,322
   Burlington Northern Santa Fe Corp.              641            13,822
   CSX Corp.                                       327             7,133
   Delta Air Lines                                 183             8,121
*  FedEx Corporation                               434            19,244
   Norfolk Southern Corp.                          573             8,380
   Ryder System                                     89             1,641
   Southwest Airlines                              743            18,018
   Union Pacific                                   371            14,423
*  USAirways Group Inc.                            100             3,044
                                                             -----------
                                                                 101,146
                                                             -----------

   Total Common Stocks
   (cost $19,652,265)                                         18,852,769
                                                             -----------

UNIT INVESTMENT TRUST - 3.16%
   S&P 500 Depositary Receipts                   7,521         1,080,204
                                                             -----------
   Total Unit Investment Trust
   (cost $ 1,087,480)                                          1,080,204
                                                             -----------
U.S. TREASURY OBLIGATIONS - 8.07%

                                                PRINCIPAL    VALUE
   U.S. Treasury Note
       (6.25% due 01/31/02)                     $  123,000   $   123,077
   U.S. Treasury Note
       (7.25% due 05/15/04)                      1,250,000     1,303,125
   U.S. Treasury Note
       (6.5% due 05/15/05)                         150,000       153,750
   U.S. Treasury Note
       (7.0% due 07/15/06)                         295,000       310,211
   U.S. Treasury Bond
       (6.25% due 08/15/23)                        750,000       763,829
   U.S. Treasury Bond
       (6.125% due 11/15/27)                       100,000       100,812
                                                             -----------
   Total U.S. Treasury Obligations
   (cost $2,724,239)                                           2,754,804
                                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.58%
FEDERAL HOME LOAN MORTGAGE CORPORATION
   (5.75% due 07/15/03)                          1,245,000     1,220,969
                                                             -----------
   Total U.S. Government Agency Obligations
   (cost $1,204,942)                                           1,220,969
                                                             -----------
MORTGAGE-BACKED SECURITIES - 15.31%
FEDERAL HOME LOAN MORTGAGE COPORATION
   FNCI (6.5% due 07/01/14)                      1,523,599     1,495,179
   FNCI (7.0% due 07/01/29)                      3,804,784     3,730,490
                                                             -----------
   Total Mortgage-Backed Securities
   (cost $5,126,503)                                           5,225,669
                                                             -----------
CORPORATE BONDS - 12.32%
AIR TRANSPORTATION - .97%
   Delta Air Lines (7.9% due 12/15/09)             346,000       331,271
                                                             -----------
                                                                 331,271
                                                             -----------
BANK, BANK HOLDING COMPANIES &
  OTHER BANK SERVICES - 2.51%
   Erac USA Finance (7.95% due 12/15/09)           346,000       340,418
   Household Finance Corp. (7.2% due 07/15/06)     520,000       516,439
                                                             -----------
                                                                 856,857
                                                             -----------
CAPITAL GOODS - 2.0%
   Caterpillar Inc. (7.25% due 09/15/09)           693,000       681,242
                                                             -----------
                                                                 681,242
                                                             -----------
CONSUMER CYCLICALS - .99%
   Ford Motor Credit Corp. (6.7% due 07/16/04)     346,000       338,870
                                                             -----------
                                                                 338,870
                                                             -----------
CONSUMER NON-DURABLE - 1.97%
   Great Lakes Chemical (7.0% due 07/15/09)        346,000       331,707
   Wal-Mart Stores (6.875% due 08/10/09)           346,000       341,658
                                                             -----------
                                                                 673,365
                                                             -----------
MANUFACTURING - 1.87%
   Champion International  Corp.
         (7.2% due 11/01/26)                       312,000       294,208
   Rohm & Haas Co. (6.95% due 07/15/04)            346,000       345,419
                                                             -----------
                                                                 639,627
                                                             -----------

UTILITIES - 2.01%
   Sonat Inc. (7.625% due 07/15/11)                693,000       687,541
                                                             -----------
                                                                 687,541
                                                             -----------
   Total Corporate Bonds
   (cost $ 4,183,451)                                          4,208,773
                                                             -----------
SHORT-TERM INVESTMENTS<F3> - 2.10%

VARIABLE RATE DEMAND NOTES<F1>- 1.87%
   Firstar Bank (6.37% due 12/31/31)               638,711       638,711
                                                             -----------
U.S. TREASURY BILL -.23%
   U.S. Treasury Bill (due 12/21/00)                78,924        78,924
                                                             -----------
   Total Short-Term Investments
   (cost $717,635)                                               717,635
                                                             -----------

TOTAL INVESTMENTS - 99.77%
   (cost $ 34,696,515)<F2>                                    34,060,823
                                                             -----------
OTHER ASSETS AND LIABILITIES - .23%                               79,510
                                                             -----------
TOTAL NET ASSETS -100%                                       $34,140,333
                                                             ===========
   ______________
*  Non-income producing

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$2,256,373 and ($2,892,065), respectively.

<F3>  Securities and other current assets with an aggregate value of $726,850 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September
30, 2000:
                                                         Unrealized
                                                        Appreciation/
Type                                    Contracts      (Depreciation)
---------------------------------------------------------------------
Standard & Poor's 500 Index (12/00)         2            $(34,975)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUND, INC.   APEX SERIES
SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2000

LEHMAN AGGREGATE BOND INDEX FUND

U.S. TREASURY OBLIGATIONS   39.87%
                                                   PRINCIPAL    VALUE
                                                   ---------    -----
U.S. TREASURY NOTES & BONDS   39.87%
     6.250% due 01/31/02                           $1,750,000   $ 1,751,094
     6.500% due 05/15/05                            1,200,000     1,230,000
     6.125% due 08/15/07                            1,350,000     1,364,344
     7.625% due 11/15/22                              550,000       649,688
     6.250% due 08/15/23                            1,250,000     1,273,048
     6.125% due 11/15/27                              225,000       226,828
                                                                -----------
Total U.S. Treasury Obligations (cost $6,409,683)                 6,495,002
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS   6.02%

FEDERAL HOME LOAN MORTAGE
CORPORTION   6.02%
   5.750% due 07/15/03                              1,000,000       980,698

Total U.S. Government Agency
   Obligations (cost $967,825)                                      980,698
                                                                -----------
MORTGAGE-BACKED SECURITIES   32.56%

FEDERAL HOME LOAN
MORTGAGE CORPORATION   32.56%
   FNCI (6.500% due 07/01/14)                       2,611,533     2,562,819
   FNCL (7.000% due 07/01/29)                       2,794,181     2,740,689
                                                                -----------
Total Mortgage-Backed Securities
   (cost $5,204,064)                                              5,303,508
                                                                -----------
CORPORATE BONDS AND NOTES   19.26%

AIR TRANSPORTATION   1.47%
   Delta Airlines (7.900% due 12/15/09)               250,000       239,358
                                                                -----------
BANK, BANK HOLDING COMPANIES, & OTHER BANK
SERVICES   4.56%
   Erac USA Finance (7.950% due 12/15/09)             250,000       245,967
   Household Finance Corp. (7.200% due 07/15/06)      250,000       248,288
   U.S. West Cap (6.875% due 08/15/01)                250,000       249,747
                                                                -----------
                                                                    744,002
                                                                -----------
CAPITAL GOODS   3.02%
   Caterpillar Inc. (7.250% due 09/15/09)             500,000       491,517
                                                                -----------
CONSUMER CYCLICAL   3.01%
   Ford Motor Credit Corp. (6.700% due 07/16/04)      500,000       489,696
                                                                -----------
CONSUMER NON-DURABLE   2.99%
   Great Lakes Chemical Corp.
     (7.000% due 07/15/09)                            250,000       239,672
   Wal-Mart Store (6.875% due 08/10/09)               250,000       246,862
                                                                -----------
                                                                    486,534
                                                                -----------

MANUFACTURING   2.69%
   Champion International Corp.
     (7.200% due 11/01/26)                            200,000       188,595
   Rohm & Haas Co. (6.950% due 07/15/04)              250,000       249,580
                                                                -----------
                                                                    438,175
                                                                -----------
UTILITIES   1.52%
   Sonat Inc. (7.625% due 07/15/11)                   250,000       248,030
                                                                -----------

Total Corporate Bonds and Notes
   (cost $3,122,496)                                              3,137,312
                                                                -----------

SHORT-TERM INVESTMENTS   1.31%

   VARIABLE RATE DEMAND NOTES<F1>   1.31%

   Firstar Bank (6.370% due 12/31/31)                 213,295       213,295
                                                                -----------


Total Short-Term Investments (cost $213,295)                        213,295
                                                                -----------

TOTAL INVESTMENTS   99.02% (cost $15,917,363)<F2>                16,129,815
                                                                -----------
OTHER ASSETS AND LIABILITIES   .98%                                 160,293
                                                                -----------
TOTAL NET ASSETS - 100.00%                                      $16,290,108
                                                                ===========

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000. The maturity shown  for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities at September 30, 2000 was $219,645 and ($7,193), respectively.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC, - Apex Series
SCHEDULE OF INVESTMENTS
EVEREST FUND
September 30, 2000

COMMON STOCKS - 96.16%
                                                         SHARES       VALUE
COMMUNICATIONS SERVICES - 13.91%
   AT&T Corp.                                            35,687       $ 1,048,305
   Bellsouth Corporation                                 31,000         1,247,750
   Belo (AH) Corp                                        23,000           424,063
   Gannett Co. Inc.                                      12,000           636,000
   Knight Ridder Inc                                     10,000           508,125
   SBC Communications Inc                                30,200         1,510,000
   Verizon Communications                                31,054         1,504,178
                                                                      -----------
                                                                        6,878,421
                                                                      -----------
CONSUMER CYCLICAL - 10.93%
*  Costco Wholesale Corp.                                24,500           855,969
*  Federated Department Stores                           30,000           783,750
   General Motors Corp                                    7,714           501,410
*  Sabre Holdings Corp                                   31,300           905,744
   Target Corporation                                    45,000         1,153,125
*  TRICON Global Restaurants Inc.                        39,300         1,203,562
                                                                      -----------
                                                                        5,403,560
                                                                      -----------
CONSUMER NON-DURABLES - 13.03%
   Beckman Coulter Inc.                                  14,000         1,079,750
   General Mills Inc.                                    25,000           887,500
   Johnson & Johnson                                      5,500           516,656
   PepsiCo Inc.                                          21,700           998,200
   Pharmacia Corporation                                  7,680           462,240
   Sara Lee Corp.                                        64,500         1,310,156
   Schering-Plough Corporation                           25,500         1,185,751
                                                                      -----------
                                                                        6,440,253
                                                                      -----------
ENERGY - 10.23%
   Chevron Corporation                                   15,300         1,304,325
   Conoco Inc                                            50,000         1,306,250
   Exxon Mobil Corp.                                     13,500         1,203,188
   Texaco Inc                                            23,700         1,244,250
                                                                      -----------
                                                                        5,058,013
                                                                      -----------
FINANCIAL - 22.25%
   Bank of America Corp.                                 19,000           995,125
   Bank One Corp.                                        27,200         1,050,600
   Charter One Financial Inc.                            47,339         1,153,894
   First Union Corp                                      40,000         1,287,500
   FleetBoston Financial Corp.                           30,000         1,170,000
   J.P. Morgan & Company                                  7,500         1,225,313
   Summit Bancorp                                        43,000         1,483,499
   SunTrust Banks Inc.                                   25,000         1,245,313
   Washington Mutual Inc.                                35,000         1,393,438
                                                                      -----------
                                                                       11,004,682
                                                                      -----------
INDUSTRIAL - 14.44%
   Honeywell International Inc                           21,500           765,938
   ITT Industries Inc                                    39,900         1,294,254
   Minnesota Mining & Manufacturing Company              13,300         1,211,963
   Newport News Shipbuilding                             12,000           520,500
   Raytheon Company                                      45,000         1,279,688
*  SPX Corp                                               7,400         1,050,338
   Textron Inc                                           22,000         1,014,750
                                                                      -----------
                                                                        7,137,431
                                                                      -----------

PUBLIC UTILITIES - 4.55%
*  Niagara Mohawk Holdings Inc.                          40,000           630,000
   Scana Corp.                                           52,462         1,619,764
                                                                      -----------
                                                                        2,249,764
                                                                      -----------

TECHNOLOGY - 6.82%
*  Convergys Corp.                                       10,000           388,750
*  Hughes Electronics Corp.                               5,385           200,214
   Intel Corp                                            10,000           415,625
   International Business Machines Corp                   9,600         1,080,000
*  NCR Corporation                                       34,000         1,285,625
                                                                      -----------
                                                                        3,370,214
                                                                      -----------
   Total Common Stocks
   (cost $46,360,314)                                                  47,542,338
                                                                      -----------
SHORT-TERM INVESTMENTS - 2.30%
                                                         PRINCIPAL    VALUE
VARIABLE RATE DEMAND NOTES<F1>
   Sara Lee (6.37% due 12/31/31)                         $   35,656   $    35,656
   Firstar Bank (6.22% due 12/31/31)                      1,100,422     1,100,422
                                                                      -----------
   Total Short-Term Investments
   (cost $1,136,078)                                                    1,136,078
                                                                      -----------
TOTAL INVESTMENTS - 98.46%
   (cost $47,496,392)<F2>                                              48,678,416
                                                                      -----------
OTHER ASSETS AND LIABILITIES - 1.54%                                      761,365
                                                                      -----------
TOTAL NET ASSETS - 100%                                               $49,439,781
                                                                      ===========
______________
*   Non-income producing

<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of
      September 30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was $4,060,359 and ($2,878,335), respectively.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS

BOND FUND

September 30, 2000

U.S. TREASURY OBLIGATIONS - 27.06%
                                                   PRINCIPAL    VALUE
                                                   ---------    -----
U.S. TREASURY NOTES & BONDS - 27.06%
   7.750% due 02/15/01                             $2,750,000   $ 2,763,750
   5.857% due 08/15/02                              1,519,000     1,363,271
   6.500% due 05/15/05                                750,000       768,750
   5.875% due 11/15/05                              6,300,000     6,301,972
   5.625% due 02/15/06                              2,600,000     2,568,314
   7.000% due 07/15/06                              2,000,000     2,103,126
   6.500% due 10/15/06                              1,450,000     1,489,875
   6.125% due 08/15/29                              1,519,000     1,551,279
                                                                -----------

   Total U.S. Treasury Obligations
   (cost $18,640,138)                                            18,910,337
                                                                -----------
MORTGAGE-BACKED SECURITIES - 4.87%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.87%
   6.500% due 02/01/29                              3,538,792     3,400,546
                                                                -----------
   Total Mortgage-Backed Securities
   (cost $3,344,712)                                              3,400,546
                                                                -----------

COLLATERIZED MORTGAGE OBLIGATIONS - 8.49%
PRIVATE SECTOR - 8.49%
   CMC2 Securities Corp. 1993 E 1 E 1CP
        (0.000% due 12/25/08)                         149,863       121,599
   Capstead Mortgage Securities Corp C-4
        (10.950% due 02/01/14)                         58,453        58,453
   Residential Funding Mortgage Securities
        (8.000% due 06/25/30)                         688,701       656,421
   BOAMS 1999-3 B3 (6.250% due 05/25/14)              692,166       623,047
   NMFC 1998-4 B3 (6.250% due 10/25/28)             1,021,643       856,300
   NSCOR 1998-16 B1 (6.500% due 06/25/13)             904,194       865,043
   PNCMS 1999-91P (0.000% due 09/25/29)             3,386,757     2,285,889
   RFMSI 2000-S1 B1 (7.500% due 01/25/30)             596,608       465,497
                                                                -----------
   Total Collateralized Mortgage Obligations
   (cost $5,438,257)                                              5,932,249
                                                                -----------

ASSET-BACKED SECURITIES - 2.59%
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.59%
   Chase Commercial Mortgage Securities
       (6.600% due 12/19/07)                        1,982,000     1,811,026
                                                                -----------
   Total Asset-Backed Securities
   (cost $ 1,759,698)                                             1,811,026
                                                                -----------
CORPORATE BONDS AND NOTES - 53.63%
AIR TRANSPORTATION - 2.95%
   Continental Airlines (7.820% due 10/15/13)         674,287       672,034
   Midway Air Lines (8.140% due 01/02/13)             738,101       680,596
   NWA Trust No. 2 Class B (10.230% due 06/21/14)     652,431       710,386
                                                                -----------
                                                                  2,063,016
                                                                -----------
BANK, BANK HOLDING COMPANIES,
 & OTHER FINANCIAL SERVICES - 8.47%
   Ahmanson Capital Trust (8.360% due 12/01/26)     1,139,000       951,253
   Banc Tec Inc. (7.500% due 06/01/08)              1,139,000       466,990
   Erac USA Finance (7.950% due 08/15/09)             760,000       747,739
   GS Escrow Corp. (6.750% due 08/01/01)              228,000       224,487
   GS Escrow Corp. (7.000% due 08/01/03)              760,000       727,018
   Household Finance Corp. (7.200% due 07/15/06)    1,139,000     1,131,200
   NationsBank Corp. (7.625% due 04/15/05)            760,000       773,602
   Sovereign Bancorp (10.500% due 11/15/06)           190,000       193,325
   Svenska Handelsbanken (7.125% due 03/07/07)        750,000       697,876
                                                                -----------
                                                                  5,913,490
                                                                -----------
BASIC MATERIALS - 1.88%
   IMC Global Nts. (7.625% due 11/01/05)              950,000       929,587
   LTV Corp. Sr. Nts. (11.750% due 11/15/09)          760,000       380,000
                                                                -----------
                                                                  1,309,587
                                                                -----------
COMMUNICATIONS SERVICES - .53%
   Charter Communications Sr. Nt.
    (10.250% due 01/15/10)                            380,000       371,925
                                                                -----------
                                                                    371,925
                                                                -----------
CONSUMER CYCLICAL - 1.50%
   Federal-Mongul Co. (7.375% due 01/15/06)           760,000       296,400
   Visteon Corp. (8.250% due 08/01/10)                750,000       751,897
                                                                -----------
                                                                  1,048,297
                                                                -----------
CONSUMER NON-DURABLE - 2.57%
   Dillard Dept. Store (7.375% due 06/01/06)          437,000       342,860
   Sequa Corp. Sr. Nts. (9.000%  due 08/01/09)        760,000       746,700
   World Color Press Inc. Sr. Nts.
    (7.750% due 02/15/09)                             760,000       708,720
                                                                -----------
                                                                  1,798,280
                                                                -----------
ELECTRIC - 5.59%
   Calpine Corp. (8.625% due 08/15/10)              1,500,000     1,499,448
   Carolina Power & Light Sr. Nts.
    (5.950% due 03/01/09)                             760,000       688,837
   Edison Mission Nts. (7.730% due 06/15/09)          760,000       744,703
   Niagra Mohawk Power (8.000% due 06/01/04)          950,000       973,763
            3,906,751

ENERGY - 3.39%
   Louis Dreyfus Nts. (6.875% due 12/01/07)         1,139,000     1,081,632
   Mitchell Energy Development Corp.
    (6.750% due 02/15/04)                           1,329,000     1,287,743
                                                                -----------
                                                                  2,369,375
                                                                -----------

ENTERTAINMENT AND LEISURE - 2.44%
   Imax Corp. Sr. Nts. (7.875% due 12/01/05)          760,000       691,600
   Royal Caribbean (7.000% due 10/15/07)            1,139,000     1,011,081
                                                                -----------
                                                                  1,702,681
                                                                -----------
FOOD, BEVERAGE AND TOBACCO - 1.00%
   RJR Nabsico Inc. (7.550% due 06/15/15)             760,000       695,043
                                                                -----------
                                                                    695,043
                                                                -----------
HEALTH CARE - 1.63%
   Universal Health Services Sr. Nts.
     (8.750% due 08/15/05)                          1,139,000     1,141,173
                                                                -----------
                                                                  1,141,173
                                                                -----------
INSURANCE - 4.18%
   Fairfax Financial Holdings
    (7.375% due 03/15/06)                             760,000       669,955
   Farmers Insurance Exchange
    (8.500% due 08/01/04)                             760,000       784,001
   Prudential Insurance Surplus Nts.
    (8.100% due 07/15/15)                             760,000       756,683
   USF&G Capital (8.470% due 01/10/27)                760,000       710,931
                                                                -----------
                                                                  2,921,570
                                                                -----------
MEDIA AND CABLE - 5.04%
   CF Cable TV Inc. (9.125% due 07/15/07)             760,000       817,084
   CSC Holdings Sr. Nt. (8.125% due 08/15/09)       1,139,000     1,131,399
   Continental Cablevision (8.300% due 05/15/06)      760,000       790,477
   Diamond Cable Co. (13.250% due 09/30/04)           750,000       783,750
                                                                -----------
                                                                  3,522,710
                                                                -----------
MEDIA CONGLOMERATE - 4.32%
   News American Holdings (6.625% due 01/09/08)     1,139,000     1,058,062
   Time Warner Inc. (8.110% due 08/15/06)           1,139,000     1,178,820
                                                                -----------
                                                                  3,015,338
                                                                -----------
REAL ESTATE - 3.08%
   Colonial Properties Sr. Nts.
    (8.050% due 07/15/06)                           1,139,000     1,112,363
   HealthcareProperties Nts.
    (6.875% due 06/08/05)                           1,139,000     1,041,994
                                                                -----------
                                                                  2,154,357
                                                                -----------
TELECOMMUNICATIONS - 5.06%
   360 Communications Sr. Nts.
    (7.500% due 03/01/06)                           1,139,000     1,146,305
   Call-Net Enterprises (0.000% due 05/15/09)         760,000       228,000
   Deutsche Telecom (8.000% due 06/15/10)             750,000       769,758
   Global Crossing Holdings
    (9.625% due 05/15/08)                             760,000       760,000
   Talton Holdings Inc. Sr. Nts.
    (11.000% due 06/30/07)                            760,000       630,800
                                                                -----------
                                                                  3,534,863
                                                                -----------
   Total Corporate Bonds and Notes
   (cost $38,873,442)                                            37,468,456
                                                                -----------

SHORT-TERM INVESTMENTS - 1.79%
VARIABLE RATE DEMAND NOTES<F1>
   Firstar Bank (6.370% due 12/31/31)                  45,312        45,312
   Sara Lee (6.220% due 12/31/31)                   1,208,464     1,208,464
                                                                -----------
   Total Short-Term Investments
   (cost $1,253,776)                                              1,253,776
                                                                -----------
TOTAL INVESTMENTS - 98.43%
(cost $69,310,023)<F2>                                           68,776,390
                                                                -----------

OTHER ASSETS AND LIABILITIES - 1.57%                              1,098,467
                                                                -----------
TOTAL NET ASSETS - 100.00%                                      $69,874,857
                                                                ===========


<F1>  Interest rates vary periodically based on current market rates.  Rates shown are as of September
30, 2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2>  Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$1,303,164 and ($1,836,797), respectively.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS

SHORT-TERM GOVERNMENT FUND

September 30, 2000

U.S. TREASURY OBLIGATIONS - 33.11%
                                                  PRINCIPAL   VALUE
                                                  ---------   -----
U.S. TREASURY NOTES & BONDS - 33.11%
   5.500% due 08/31/01                            $1,500,000  $ 1,489,220
   5.625% due 09/30/01                             1,500,000    1,490,157
   0.000% due 11/15/15                             1,000,000      397,839
                                                              -----------
   Total U.S. Treasury Obligations
   (cost $3,360,476)                                            3,377,216
                                                              -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.49%
   FHLMC (6.625% due 08/15/02)                     1,800,000    1,804,176
   FNMA (4.625% due 10/15/01)                      2,000,000    1,963,004
   FNMA (5.250% due 01/15/03)                      1,000,000      973,751

Total U.S. Government Agency Obligations
   (cost $4,721,024)                                            4,740,931
                                                              -----------
MORTGAGE-BACKED SECURITIES - 17.17%
FEDERAL HOME LOAN MORTGAGE CORPORATION - .45%
   6.000% due 07/15/11                                59,649        1,039
   8.000% due 04/01/18                                43,659       44,397
                                                              -----------
                                                                   45,436
                                                              -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.11%
   6.00% due 10/01/13                              1,706,870    1,643,875

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .61%
   9.500% due 09/15/09                                58,812       61,850
                                                              -----------
   Total Mortgage-Backed Securities
   (cost $1,715,871)                                            1,751,161
                                                              -----------
SHORT-TERM INVESTMENTS - 2.55%
VARIABLE RATE DEMAND NOTES<F1>
   Firstar Bank (5.425% due 12/31/31)                260,464      260,464
                                                              -----------
   Total Short-Term Investments
   (cost $ 260,464)                                               260,464
                                                              -----------
TOTAL INVESTMENTS -99.32%
(cost $ 10,057,835)<F2>                                        10,129,772
                                                              -----------
OTHER ASSETS AND LIABILITIES - .68%                                69,009
                                                              -----------
TOTAL NET ASSETS - 100.00%                                    $10,198,781
                                                              ===========

<F1> Interest rates vary periodically based on current market rates.  Rates shown are as of September 30,
2000.  The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.

<F2> Represents cost for income tax purposes which is substantially the same for financial reporting purposes.  Gross unrealized appreciation and depreciation of securities as of September 30, 2000 was
$71,937 and $0, respectively.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUND, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2000

MONEY MARKET FUND

FLOATING RATE NOTE - 4.65%
                                                          PRINCIPAL       VALUE
                                                          ----------   -----------
BANK, BANK HOLDING COMPANIES, & OTHER BANK
SERVICES - 4.65%
   First Union National Bank (6.690% due 07/26/01)       $3,000,000    $ 3,000,000
                                                                       -----------

   Total Floating Rate Note (cost $3,000,000)                            3,000,000
                                                                       -----------

SHORT-TERM INVESTMENTS - 94.98%

COMMERCIAL PAPER - 93.36%
   Alpine Securitization (6.530% due 10/26/00)            1,500,000      1,493,198
   American Express Centurian (6.670% due 07/17/01)       3,000,000      3,000,000
   Asset Portfolio Funding (0.000% due 10/23/00)          2,000,000      1,991,994
   Bank One Australia (6.530% due 11/15/00)               3,000,000      2,975,513
   Baxter International (6.540% due 10/20/00)             3,000,000      2,989,645
   British Telecommunication (6.550% due 02/08/01)        3,000,000      2,929,042
   Cooper Industries (6.600% due 10/16/00)                3,000,000      2,991,750
   Countrywide Home Loan (6.760% due 09/05/01)            3,000,000      3,000,000
   Enterprise Funding (6.520% due 10/11/00)               3,000,000      2,994,567
   FVAR Owners Trust (6.550% due 10/05/00)                3,000,000      2,997,817
   Galaxy Funding (6.550% due 01/25/01)                   3,000,000      2,936,683
   Gino Funding (6.530% due 11/09/00)                     3,000,000      2,978,778
   Greenwich Funding (6.520% due 10/03/00)                3,000,000      2,998,913
   Heller Financial Inc. (6.933% due 07/17/01)            3,000,000      2,998,809
   Intrepid Funding (6.520% due 10/23/00)                 3,000,000      2,988,047
   Northern Indiana Public Service (6.540% due 10/06/00)  3,000,000      2,997,275
   Park Avenue Receivables (6.520% due 10/17/00)          3,000,000      2,991,306
   Receivables Capital Corp. (6.520% due 10/19/00)        3,000,000      2,990,220
   Sigma Finance (6.550% due 10/24/00)                    3,000,000      2,987,445
   Stellar Funding Group (6.550% due 10/23/00)            3,000,000      2,987,992
   Superior Funding (6.530% due 10/26/00)                 3,000,000      2,986,396
                                                                       -----------
                                                                        60,205,390
                                                                       -----------
VARIABLE RATE DEMAND NOTES <F1> - 1.62%
Firstar Bank (6.370% due 12/31/31)                        1,046,134      1,046,134
                                                                       -----------

Total Short-Term Investments (cost $61,251,524)                         61,251,524
                                                                       -----------

TOTAL INVESTMENTS   99.63% (cost $64,251,524)                           64,251,524
                                                                       -----------

OTHER ASSETS AND LIABILITIES    .37%                                      237,535
                                                                       -----------
TOTAL NET ASSETS - 100%                                                $64,489,059
                                                                       ===========


<F1>   Interest rates vary periodically based on current market rates.  Rates shown are as of
       September 30, 2000. The maturity shown  for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.  Information shown is as of September 30, 2000.


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc. ("Summit Mutual Funds") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.
Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The results of the Apex Series are presented here. The shares of Summit Mutual Funds are offered without sales charge to institutional and retail investors. These funds are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts. Summit Mutual Funds Apex Series' shares are offered in ten different funds - S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-Term Government Fund, and Money Market Fund (individually AFund@). The S&P 500 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The S&P MidCap 400 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Russell 2000 Small Cap Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Balanced Index Fund seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and with respect to 40% of its assets, that correspond to the total return performance of investment-grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The Lehman Aggregate Bond Index Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. The Everest Fund seeks long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The Short-Term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies. The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Fund, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including net capital gains (the excess of long-term capital gains over short-term capital losses). Shareholders will be subject to income taxes on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gains of a Fund will be taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. Other Fund distributions will generally be taxable as ordinary income. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

It is the intent of Summit Mutual Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded. The S&P 500 Index Fund and the Nasdaq-100 Index Fund have a capital loss carry forward of $165,393 and $202,046 which can be carried forward until 2008.

Distributions - Distributions from net investment income in all Funds, except Money Market Fund, are declared and paid quarterly. Distributions from net investment income of the Money Market Fund are declared daily and paid monthly. Net realized capital gains are distributed annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Fund at the net asset value per share unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

The amounts of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of Summit Mutual Funds are charged to each Fund based on the ratio of the net assets of each Fund to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Fund based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Summit Mutual Funds pays investment advisory fees to Summit Investment Partners, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with Summit Mutual Funds. Summit Mutual Funds pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Fund on a daily basis, at an annual rate, as follows:


 (a) for the S&P 500 Index Fund - .30% of the current value of net assets;

 (b) for the S&P MidCap 400 Index Fund - .30% of the current value of net assets;

 (c) for the Russell 2000 Small Cap Index Fund - .35% of the current value of net assets;

 (d) for the Nasdaq-100 Index Fund - .35% of the current value of net assets;

 (e) for the Balanced Index Fund - .30% of current value of net assets;

 (f) for the Lehman Aggregate Bond Index Fund - .30% of the current value of net assets;

 (g) for the Everest Fund - .65% of the first $50,000,000, .60%
     of the next $100,000,000, and .50% of all over $150,000,000 of the current value of net assets;

 (h) for the Bond Fund - .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of net assets;

 (i) for the Short-Term Government Fund - .45% of the current value of net assets;

 (j) for the Money Market Fund - .35% of the current value of net assets.

The Agreement provides that if the total operating expenses of the Everest and Bond Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the respective average daily net assets, the Adviser will reimburse these funds for such expense, up to the amount of the advisory fee for that year. The Adviser will pay any expenses of the Short-Term Government Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .28% if the Fund's net assets. The Adviser will pay any expenses of the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Balanced Index Fund, the Nasdaq-100 Index Fund and the Lehman Aggregate Bond Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .40% of the Fund's net assets. The Adviser will pay any expenses of the Money Market Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .10% of the Fund's net assets. The Adviser has agreed to reduce its fee for a period of one year from the commencement of operations by .02, .04, and .02 percentage points for the S&P 500 Index Fund, the Everest Fund, and the Bond Fund, respectively. The Adviser may not revise or cancel these waivers during the one year period. As a result, for the period ended September 30, 2000, the adviser reimbursed the S&P MidCap 400 Index Fund $18,760, the Russell 2000 Small Cap Index Fund $72,037, the Nasdaq-100 Index Fund $32,792, the Balanced Index Fund $2,106, the Lehman Aggregate Bond Index Fund $16,941, the Short-Term Government Fund $25,013, and the Money Market Fund $14,562.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Summit Money Market Fund.

Formation of the Apex Series - On April 3, 2000, Union Central purchased shares in the Bond, Everest, S&P 500 Index, S&P MidCap 400 Index, Balanced Index, and the Lehman Aggregate Bond Index Funds by redeeming shares in the Pinnacle Series' Portfolios with the same investment objectives. These shares are owned by certain exempt separate accounts of Union Central.

NOTE 3 - FUTURES CONTRACTS

All Funds may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options. The S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, and Balanced Index Fund may invest up to 100% of their assets in such futures and/or options until each Fund reaches $50 million in net assets. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Funds enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Funds agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Funds invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Funds is that the change in the value in the underlying securities may not correlate to the value of the contracts.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the period ended September
30, 2000 excluding short-term obligations, follow:

                                               S&P            Russell 2000
                                S&P 500        MidCap 400     Small Cap      Nasdaq-100
                                Index Fund     Index Fund     Index Fund     Index Fund
                                ----------     ----------     ----------     ----------
Total Cost of Purchases of:
Common Stocks                   $180,042,981   $27,625,125    $22,098,972    $19,716,468
U.S Government Securities                 --            --             --             --
Corporate Bonds                           --            --             --             --
                                ------------   -----------    -----------    -----------
                                $180,042,981   $27,625,125    $22,098,972    $19,716,468
                                ============   ===========    ===========    ===========

Total Proceeds from Sales of:
Common Stocks                   $ 13,905,921   $ 8,510,984    $ 7,312,427    $ 8,517,643
U.S Government Securities                 --            --             --             --
Corporate Bonds                           --            --             --             --
                                ------------   -----------    -----------    -----------
                                $ 13,905,921   $ 8,510,984    $ 7,312,427    $ 8,517,643
                                ============   ===========    ===========    ===========


                                                Lehman
                                Balanced        Aggregate Bond   Everest
                                Index Fund      Index Fund       Fund
                                ----------      ----------       ----
Total Cost of Purchases of:
Common Stocks                   $24,104,121     $        --      $82,117,395
U.S. Government Securities       10,818,967      13,720,682               --
Corporate Bonds                   4,179,094       3,368,005               --
                                -----------     -----------      -----------
                                $39,102,182     $17,088,687      $82,117,395
                                ===========     ===========      ===========


Total Proceeds from Sales of:
Common Stocks                   $ 3,309,658     $        --      $36,061,738
U.S. Government Securities        1,777,638       1,153,592               --
Corporate Bonds                          --         253,795               --
                                -----------     -----------      -----------
                                $5 ,087,296     $ 1,407,387      $36,061,738
                                ===========     ===========      ===========



                                                Short-Term
                                Bond            Government
                                Fund            Fund
                                -----------     -----------
Total Cost of Purchases of:
Common Stocks                   $        --     $        --
U.S. Government Securities       33,143,011      13,654,728
Corporate Bonds                  57,256,955              --
                                -----------     -----------
                                $90,399,966     $13,654,728
                                ===========     ===========


Total Proceeds from Sales of:
Common Stocks                   $        --     $        --
U.S. Government Securities       12,512,810       3,953,950
Corporate Bonds                  12,943,703              --
                                -----------     -----------
                                $25,456,513     $3 ,953,950
                                ===========     ===========


Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   S&P 500 Index Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .04
   Net realized and unrealized gains/(losses)        (.41)
                                                   ------
Total from Investment Activities                     (.37)
                                                   ------
Distributions:
   Net investment income                             (.03)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.03)
                                                   ------
Net Asset Value,
   End of period                                   $ 9.60
                                                   ======

Total Return                                        (3.71%)


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.40%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           0.82%<F3>

Portfolio Turnover Rate                             17.82%<F3>

Net Assets, End of Period (000's)                  $160,899

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.02% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.

Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   S&P MidCap 400 Index Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00


Investment Activities:
   Net investment income                              .05
   Net realized and unrealized gains/(losses)         .69
                                                   ------
Total from Investment Activities                      .74
                                                   ------
Distributions:
   Net investment income                             (.03)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.03)
                                                   ------
Net Asset Value,
   End of period                                   $10.71
                                                   ======

Total Return                                         7.41%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.59%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           1.09%<F3>

Portfolio Turnover Rate                             96.90%<F3>

Net Assets, End of Period (000's)                  $24,015

<F1> Commencement of operations.

(f2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.19% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.

Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Russell 2000 Small Cap Index Fund
                                                   Period from December 29, 1999<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------

Investment Activities:
   Net investment income                              .05
   Net realized and unrealized gains/(losses)         .72
                                                   ------
Total from Investment Activities                      .77
                                                   ------
Distributions:
   Net investment income                             (.04)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.04)
                                                   ------
Net Asset Value,
   End of period                                   $10.73
                                                   ======

Total Return                                         7.70%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>           .75%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           1.05%<F3>

Portfolio Turnover Rate                             67.92%<F3>

Net Assets, End of Period (000's)                  $15,889


<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.94% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.


Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Nasdaq-100 Index Fund
                                                   Period from December 28, 1999<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .05
   Net realized and unrealized gains/(losses)        (.11)
                                                   ------
Total from Investment Activities                     (.06)
                                                   ------
Distributions:
   Net investment income                             (.03)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.03)
                                                   ------
Net Asset Value,
   End of period                                   $ 9.91
                                                   ======


Total Return                                        (0.62%)

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>           .61%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           1.09%<F3>

Portfolio Turnover Rate                            113.32%<F3>

Net Assets, End of Period (000's)                  $13,093

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.53% for the period ended September 30,
2000, had the Adviser not reimbursed expenses.

<F3>   The ratios are annualized.

Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Balanced Index Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .16
   Net realized and unrealized gains/(losses)        (.17)
                                                   ------
Total from Investment Activities                     (.01)
                                                   ------
Distributions:
   Net investment income                             (.12)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.12)
                                                   ------
Net Asset Value,
   End of period                                   $ 9.87
                                                   ------

Total Return                                        (0.12%)


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.59%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           3.13%<F3>

Portfolio Turnover Rate                              30.16%<F3>

Net Assets, End of Period (000's)    $34,140

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.01% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.



Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Lehman Aggegrate Bond Index Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .31
   Net realized and unrealized gains/(losses)         .14
                                                   ------
Total from Investment Activities                      .45
                                                   ------
Distributions:
   Net investment income                             (.23)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.23)
                                                   ------
Net Asset Value,
   End of period                                   $10.22
                                                   ------

Total Return                                         4.55%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.59%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           6.29%<F3>

Portfolio Turnover Rate                             18.43%<F3>

Net Assets, End of Period (000's)                  $16,290

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.22% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.


Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Everest Fund
                                                   Period from December 29, 1999<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .08
   Net realized and unrealized gains/(losses)        .24
                                                   ------
Total from Investment Activities                      .32
                                                   ------
Distributions:
   Net investment income                             (.06)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.06)
                                                   ------
Net Asset Value,
   End of period                                   $10.26
                                                   ------

Total Return                                         3.21%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.81%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           1.51%<F3>

Portfolio Turnover Rate                            138.39%<F3>

Net Assets, End of Period (000's)                  $49,440

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.04% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.


Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Bond Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .36
   Net realized and unrealized gains/(losses)        (.06)
                                                   ------
Total from Investment Activities                      .30
                                                   ------
Distributions:
   Net investment income                             (.26)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.26)
                                                   ------
Net Asset Value,
   End of period                                   $10.04
                                                   ------

Total Return                                         3.04%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.64%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           7.19%<F3>

Portfolio Turnover Rate                             80.03%<F3>

Net Assets, End of Period (000's)                  $69,875

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.02% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.


Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Short-Term Government Fund
                                                   Period from April 3, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                             $10.00
                                                   ------
Investment Activities:
   Net investment income                              .30
   Net realized and unrealized gains/(losses)         .11
                                                   ------
Total from Investment Activities                      .41
                                                   ------
Distributions:
   Net investment income                             (.22)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.22)
                                                   ------
Net Asset Value,
   End of period                                   $10.19
                                                   ======

Total Return                                         4.14%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.73%<F3>

Ratio of Net Investment Income
 to Average Net Assets<F2>                           5.89%<F3>

Portfolio Turnover Rate                             99.38%<F3>

Net Assets, End of Period (000's)                  $10,199


<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.52% for the period ended September 30,
2000, had the Adviser not reimbursed expenses.

<F3> The ratios are annualized.

Note 5   FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Money Market Fund
                                                   Period from June 28, 2000<F1>
                                                   to September 30, 2000
                                                   -----------------------------
Net Asset Value,
   Beginning of period                              $1.00
                                                   ------
Investment Activities:
   Net investment income                              .02
   Net realized and unrealized gains/(losses)          --
                                                   ------
Total from Investment Activities                      .02
                                                   ------
Distributions:
   Net investment income                             (.02)
   Net realized gains                                  --
                                                   ------
Total Distributions                                  (.02)
                                                   ------
Net Asset Value,
   End of period                                   $ 1.00
                                                   ======

Total Return                                         1.64%


Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets<F2>          0.45%<F3>
Ratio of Net Investment Income
 to Average Net Assets<F2>                           6.41%<F3>

Net Assets, End of Period (000's)                  $64,489

<F1> Commencement of operations.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 0.09% for the period ended September 30,
2000, had the Adviser not waived expenses.

<F3> The ratios are annualized.


                              PART C


                        OTHER INFORMATION


                 SUMMIT MUTUAL FUNDS, INC.

                PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form
N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c)  Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
     (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 - May 1, 1987)
     (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
     (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: filed herewith
(e)  Distribution Agreement - previously filed (Post-Effective
     Amendment No. 26 - April 12,   2000)
(f)  Not Applicable
(g) (1) Custodian Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
     (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
     (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2 , 1984)
(j)  Consent of Deloitte & Touche, LLC -filed herewith
(k)  Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m)  Not Applicable
(n)  Not applicable
(o)  Not Applicable
(p) Code of Ethics - previously filed (Post-Effective Amendment No. 27 - April 28, 2000)

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

           THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.   The Union Central Life Insurance Company (Ohio)

     A. Carillon Investments, Inc. (Ohio) -100% owned

     B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

        a. Carillon Marketing Agency of Alabama, Inc. (Alabama)
           - 100% owned

        b. Carillon Marketing Agency of Idaho, Inc. (Idaho)
           -100% owned

        c. Carillon Marketing Agency of Kentucky, Inc. (Kentucky)
            - 100 owned

        d. Carillon Marketing Agency of Maine, Inc. (Maine)
           - 100% owned

        e. Carillon Insurance Agency of Massachusetts, Inc.
           (Massachusetts) 100% owned

        f. Carillon Marketing Agency of New Mexico, Inc. (New
           Mexico) - 100% owned

        g. Carillon Marketing Agency of Ohio, Inc. (Ohio) -100% owned

        h. Carillon Marketing Agency of Pennsylvania, Inc.
          (Pennsylvania) 100% owned

        i. Carillon Marketing Agency of Texas, Inc. (Texas) -
           100% owned

        j. Carillon Marketing Agency of Wyoming, Inc. (Wyoming)
           - 100% owned

     C. Summit Investment Partners, Inc. (Ohio) -100% owned

     D. Family Enterprise Institute, Inc. (Delaware) -100% owned

     E. PRBA, Inc. (California) - 100% owned

        a. Price, Raffel & Browne Administrators, Inc. (Delaware)
           - 100% owned

     F. B&B Benefits Administration, Inc. (California) - 100% owned

     G. Summit Investment Partners, LLC (Ohio) - 100% owned

        a. First Summit Capital Management (Ohio) - 51% owned


II.  Summit Mutual Funds, Inc. (Maryland)  - At September 30,
2000, The Union Central Life Insurance Company owned 99% of the outstanding shares of Summit Mutual Funds, Inc.

III. Summit Investment Trust (Massachusetts) - a mutual fund whose investment adviser is First Summit Capital Management.

Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and           Position with   Principal Occupation(s)
Address            the Adviser     During Past Two Years
--------------------------------------------------------------------------
Harry Rossi        Director        Director Emeritus, The Union Central Life
                                   Insurance  Company ("Union Central");
                                   Director, Summit Group of Mutual Funds

Steven R.
Sutermeister       Director,       Senior Vice President, Union Central;
                   President       Director,  President and Chief Executive
                   and Chief       Officer, Summit Group of Mutual Funds;
                   Executive       prior thereto, Vice President, Union
                   Officer         Central

John H. Jacobs     Director        President and Chief Executive Officer,
                                   Union Central; prior thereto, President
                                   and Chief Operating Officer, Union Central

D. Stephen Cole    Vice President  Vice President, Union Central

Thomas G. Knipper  Treasurer       Controller and Treasurer, Summit Group of
                                   Mutual Funds

John F. Labmeier   Secretary       Vice President, Associate General Counsel
                                   and Assistant Secretary, Union Central;
                                   Vice President and Secretary, Summit Group
                                   of Mutual Funds and Carillon Investments,
                                   Inc.

John M. Lucas      Assistant       Second Vice President, Counsel and
                   Secretary       Assistant Secretary, Union Central; prior
                                   thereto, Counsel and Assistant to
                                   Secretary, Union Central


Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio
45240.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
-------------------------------------------------------
Gary T. Huffman                None
Director

Elizabeth G. Monsell           None
Director and President

Harry Rossi                    Director
Director

Steven R. Sutermeister         Director, President and Chief Executive Officer
Director

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

John R. Feldman                None
Assistant Vice President

Melissa A. MacKendrick         None
Assistant Treasurer


  (c)  Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund or at Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                        SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 31st day of January, 2001.


                                       SUMMIT MUTUAL FUNDS, INC.
     (SEAL)

Attest: /s/ John F. Labmeier      By: /s/ Steven R. Sutermeister
                               Steven R. Sutermeister, President

Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                          Date

/s/ Steven R. Sutermeister          President and Director         1/31/2001
Steven R. Sutermeister              (Principal Executive Officer)


/s/ Thomas G. Knipper               Controller and Treasurer       1/31/2001
Thomas G. Knipper                   (Principal Financial
                                    and Accounting Officer)

*/s/ George M. Callard, M.D.        Director                       1/31/2001
George M. Callard, M.D.

*/s/ Theodore H. Emmerich           Director                       1/31/2001
Theodore H. Emmerich

*/s/ Richard H. Finan               Director                       1/31/2001
Richard H. Finan

*/s/ Jean Patrice Harrington, S.C.  Director                       1/31/2001
Jean Patrice Harrington, S.C.

*/s/ Charles W. McMahon             Director                       1/31/2001
Charles W. McMahon

*/s/ Harry Rossi                    Director                       1/31/2001
Harry Rossi

*/ By John F. Labmeier, pursuant to Power of Attorney previously filed.

                       TABLE OF EXHIBITS


   (d) (4)  World Asset Management, L.L.C. agreement

   (j)      Consent of Deloitte & Touche LLP